Exhibit 10(iii)
PURCHASE AND SALE AGREEMENT
for the
MILLSTONE NUCLEAR POWER STATION
by and among
THE CONNECTICUT LIGHT AND POWER COMPANY,
WESTERN MASSACHUSETTS ELECTRIC COMPANY,
THE UNITED ILLUMINATING COMPANY,
CENTRAL MAINE POWER COMPANY,
CHICOPEE MUNICIPAL LIGHTING PLANT,
FITCHBURG GAS AND ELECTRIC LIGHT COMPANY,
VILLAGE OF LYNDONVILLE ELECTRIC DEPARTMENT,
NEW ENGLAND POWER COMPANY,
PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE,
VERMONT ELECTRIC GENERATION AND TRANSMISSION COOPERATIVE
and
NORTHEAST NUCLEAR ENERGY COMPANY
as Sellers
and
DOMINION RESOURCES, INC.
as Buyer
dated
August 7, 2000
TABLE OF CONTENTS
--------------------------------
Page
----
1.
Preamble.........................................................
 .................................... 1
2. Acquisition of Assets by
Buyer............................................................
 ........... 2
2.1. Purchase and Sale of
Assets...........................................................
 ...... 2
2.2. Excluded
Assets...........................................................
 .................. 5
2.3. Assumption of
Liabilities......................................................
 ............. 7
2.4. Liabilities Not
Assumed..........................................................
 ........... 8
2.5. Consideration for Acquired
Assets...........................................................
12
2.6. Adjustment to Facilities Purchase Price and Fuel Purchase
Price............................. 13
2.7. Payment of Purchase Price
Adjustments......................................................
 . 16
2.8. Allocation of
Consideration....................................................
 ............. 17
2.9.
Proration........................................................
 ........................... 17
2.10. The
Closings.........................................................
 ....................... 18
2.11. Deliveries by the Sellers at the
Closings................................................... 19
2.12. Deliveries by the Buyer at the Closing
Date................................................. 24
3. Representations, Warranties and
Disclaimers......................................................
 .... 26
3.1. Representations and Warranties of Each
Seller............................................... 26
3.2. Representations and Warranties of Lead
Participants......................................... 29
3.3. Disclaimers Regarding Acquired
Assets....................................................... 40
4. Representations and Warranties of the
Buyer..........................................................
41
4.1. Organization of the
Buyer............................................................
 ....... 41
4.2. Authority, Execution and Enforceability of
Transactions..................................... 42
4.3.
Noncontravention.................................................
 ........................... 42
4.4. Consents and
Approvals........................................................
 .............. 42
4.5. Brokers'
Fees.............................................................
 .................. 43
4.6.
Litigation.......................................................
 ........................... 43
4.7. Qualified
Buyer............................................................
 ................. 43
4.8. WARN
Act..............................................................
 ...................... 43
4.9. No Implied
Warranties.......................................................
 ................ 43
4.10. Absence of Certain
Events...........................................................
 ........ 44
5.
Covenants........................................................
 .................................... 44
5.1.
General..........................................................
 ........................... 44
5.2. Notices, Consents and
Approvals........................................................
 ..... 44
5.3. Operation of Business During Interim
Period................................................. 47
5.4. Access and Investigations During Interim
Period............................................. 50
(i)
Page
----
5.5. Certain
Notices..........................................................
 ................... 53
5.6. Further
Assurances.......................................................
 ................... 54
5.7. Employee
Matters..........................................................
 .................. 56
5.8. Cooperation after Initial Closing
Date...................................................... 58
5.9.
NEPOOL...........................................................
 ........................... 62
5.10. Funding of the Decommissioning
Trusts....................................................... 62
5.11. Risk of
Loss.............................................................
 ................... 65
5.12. Connecticut Transfer
Act..............................................................
 ...... 67
5.13. Discharge of Environmental
Liabilities......................................................
67
5.14. Nuclear
Insurance........................................................
 ................... 68
5.15. Nonwaiver of Third Party Environmental
Liabilities.......................................... 68
5.16. Control of
Litigation.......................................................
 ................ 68
5.17. Availability of
Funds............................................................
 ........... 69
5.18. Cost of Disposal of Pre-1983 Spent Nuclear
Fuel............................................. 69
5.19. Department of Energy Decontamination and Decommissioning
Fees............................... 70
5.20. Cooperation Relating to Insurance and Price-Anderson
Act.................................... 70
5.21. Acceptable Credit
Support..........................................................
 ......... 71
5.22. Private Letter Ruling
Requests.........................................................
 ..... 71
5.23. Credit Rating of Acceptable
Guarantor.......................................................
72
5.24. NRC
Commitments......................................................
 ....................... 72
5.25.
Exclusivity......................................................
 ........................... 72
5.26.
Outages..........................................................
 ........................... 72
5.27 Nuclear
Fuel.............................................................
 ................... 72
6. Conditions Precedent to Obligation to
Close..........................................................
73
6.1. Conditions Precedent to Obligation of the Buyer to
Close.................................... 73
6.2. Conditions Precedent to Obligation of the Sellers to
Close.................................. 76
6.3. Initial and Subsequent
Closings.........................................................
 .... 78
7.
Confidentiality..................................................
 .................................... 79
8.
Taxes............................................................
 .................................... 80
9. Non-Survival; Effect of Closing and
Indemnification..................................................
82
9.1. Survival of Representation and Warranties; Survival
Covenants and Agreements................ 82
9.2. Effect of
Closing..........................................................
 ................. 82
9.3. Indemnity by Lead
Participants.....................................................
 ......... 82
9.4. Indemnity by
Buyer............................................................
 .............. 83
9.5. Exclusive and Limited
Remedies.........................................................
 ..... 84
9.6. Notice; Defense of
Claims...........................................................
 ........ 85
9.7. Net of Taxes and
Insurance........................................................
 .......... 86
9.8.
Release..........................................................
 ........................... 87
9.9. No
Recourse.........................................................
 ........................ 87
(ii)
Page
----
10.
Termination......................................................
 ................................... 87
10.1. Termination of
Agreement........................................................
 ............ 87
10.2. Effect of
Termination......................................................
 ................. 91
11.
Miscellaneous....................................................
 .................................... 92
11.1. Press Releases and Public
Announcements....................................................
 . 92
11.2. No Third Party
Beneficiaries....................................................
 ............ 92
11.3. No Joint
Venture..........................................................
 .................. 92
11.4. Entire
Agreement........................................................
 .................... 92
11.5. Succession and
Assignment.......................................................
 ............ 92
11.6.
Counterparts.....................................................
 ........................... 93
11.7.
Headings.........................................................
 ........................... 93
11.8.
Notices..........................................................
 ........................... 94
11.9. Governing
Law..............................................................
 ................. 95
11.10. Change in
Law..............................................................
 ................. 95
11.11. Consent to Jurisdiction and
Venue...........................................................
95
11.12. Amendments and
Waivers..........................................................
 ............ 95
11.13.
Severability.....................................................
 ........................... 95
11.14.
Expenses.........................................................
 ........................... 96
11.15.
Construction.....................................................
 ........................... 96
11.16. Incorporation of Exhibits and
Schedules..................................................... 96
11.17. Specific
Performance......................................................
 .................. 96
11.18. Dispute
Negotiation......................................................
 ................... 96
11.19. Good Faith
Covenant.........................................................
 ................ 96
11.20. Set-
Off..............................................................
 ....................... 96
11.21. Bulk Transfer
Act..............................................................
 ............. 96
11.22. Release and Settlement
Agreements.......................................................
 .... 97
12. Dispute Resolution and
Arbitration......................................................
 ............. 97
12.1. Dispute
Resolution.......................................................
 ................... 97
12.2.
Arbitration......................................................
 ........................... 97
13.
Definitions......................................................
 .................................... 98

(iii)

Exhibits
--------
A - Form of Deed
B - Form of Bill of Sale
C - Form of Asset Demarcation Agreement
D - Form of Assignment and Assumption Agreement
E - Form of Interconnection Agreement
F - Form of Release of Mortgage Indenture
G - Form of FIRPTA Affidavit
H - Form of Acceptable Guaranty
I - [RESERVED]
J - Form of Lead Participant Rights Agreement
K - Form of Estoppel Certificate
L - Form of Interim Services Agreement
M - Form of DOE Acceptable Guaranty
Schedules
---------
Schedule 1 - Sellers Ownership Shares
Schedule 2.1 - NNECO Assets
Schedule 2.1(a)(i) - Real Property
Schedule 2.1(a)(ii) - Permitted Encumbrances
Schedule 2.1(b) - Spent Nuclear Fuel and Low Level Nuclear Waste
Schedule 2.1(c) - Personal Property
Schedule 2.1(d) - Leases
Schedule 2.1(e) - Transferable Permits
Schedule 2.1(f) - Material Contracts
(iv)

Schedule 2.1(m)(i) - Emergency Preparedness Assets
Schedule 2.1(m)(ii) - Emergency Preparedness Agreements
Schedule 2.1(n) - Vehicles
Schedule 2.1(p) - Owned Intellectual Property
Schedule 2.1(q) - Nuclear Insurance Policies
Schedule 2.1(r) - Agreements for the Sale of Capacity or Energy
Schedule 2.1(u) - Other Related Assets
Schedule 2.1(v) - Emission Reduction Credits
Schedule 2.1(w) - Licensed Intellectual Property
Schedule 2.2(a) - T&D Assets
Schedule 2.2(d) - Rights to Sellers' Names
Schedule 2.2(j) - Seller Reserved Easements
Schedule 2.2(k) - Non-Assigned Contracts
Schedule 2.3(c) - Certain Assumed Liabilities
Schedule 2.4(r) - Pollution Control Bonds
Schedule 2.11(a)(xi) - Consents, Waivers and Approvals
Schedule 2.11(a)(xv) - Matters for Opinion from Counsel to Seller
Schedule 2.12(a) - Matters for Opinion from Counsel to Buyer
Schedule 3.1(c) - Matters of Contravention
Schedule 3.1(f)(i) - Regulation as a Utility
Schedule 3.1(f)(ii) - Regulation under PUHCA
Schedule 3.2(a) - Physical Condition of Improvements
Schedule 3.2(b) - Certain Changes or Events
Schedule 3.2(c)(i) - Compliance with Laws
Schedule 3.2(c)(ii) - Other Permits
(v)
Schedule 3.2(c)(iii) - Reporting Compliance
Schedule 3.2(f) - Insurance
Schedule 3.2(g) - Litigation
Schedule 3.2(h) - Labor Matters
Schedule 3.2(i) - Environmental
Schedule 3.2(j) - Condemnation
Schedule 3.2(k) - Intellectual Property
Schedule 3.2(q) - Plant and Equipment
Schedule 3.2(r) - Title Commitments
Schedule 3.2(t) - Tax
Schedule 3.2(v) - Qualified Decommissioning Funds
Schedule 3.2(w) - Nonqualified Decommissioning Funds
Schedule 4.3 - Matters of Contravention
Schedule 5.3 - Pre-Approved Capital Expenditures
Schedule 5.7(b)(i) - Plant Employees
Schedule 5.7(b)(ii) - Certain Acquired Assets Employee Benefits
and Severance
Schedule 5.7(c)(iv) - Pension Benefits
Schedule 5.7(d) - Employee Benefits Packages
Schedule 5.8(d) - Pollution Control Facilities
Schedule 5.10(b) - Decommissioning Trust Closing Amount
Schedule 6.1(c) - Buyer Regulatory Approvals
Schedule 6.2(c) - Seller Regulatory Approvals
Schedule X - Example of Calculation of Relevant Percentage
of the Facilities Purchase Price and the Fuel
Purchase Price
(vi)
PURCHASE AND SALE AGREEMENT
1. Preamble
This Purchase and Sale Agreement (the "Agreement") is entered into on
August 7, 2000, by and among Dominion Resources, Inc., a Virginia corporation
(the "Buyer"), and The Connecticut Light and Power Company, a
Connecticut
corporation ("CL&P"), Western Massachusetts Electric Company, a
Massachusetts
corporation ("WMECO"), The United Illuminating Company, a
Connecticut
corporation ("UI"), Central Maine Power Company, a Maine
corporation ("CMP"),
Chicopee Municipal Lighting Plant, a Massachusetts municipal utility ("CMLP"),
Fitchburg Gas and Electric Light Company, a Massachusetts
corporation
("Fitchburg"), Village of Lyndonville Electric Department, a
Vermont municipal
utility ("Lyndonville"), New England Power Company, a
Massachusetts corporation
and successor by merger to Montaup Electric Company ("NEP"),
Public Service
Company of New Hampshire, a New Hampshire corporation ("PSNH"),
Vermont Electric
Generation and Transmission Cooperative, a liquidated cooperative utility acting
by and through its bankruptcy trustee ("VEG&T"), and Northeast
Nuclear Energy
Company, a Connecticut corporation ("NNECO") (CL&P, WMECO, UI,
CMP, CMLP,
Fitchburg, Lyndonville, NEP, PSNH, VEG&T, and NNECO are each individually
referred to herein as a "Seller" and are referred to collectively herein as
"Sellers"). Each of the Sellers and the Buyer are referred to herein as a
"Party" or, collectively, as the "Parties". Terms used herein in capitalized
form shall have the meanings ascribed in Section 13 hereof or as otherwise set
forth in this Agreement.
WHEREAS, each Seller owns, as a tenant-in-common, in the
percentage set
forth on Schedule 1 hereto, an undivided fee simple ownership interest in one or
more of the Facilities (as hereinafter defined) located at
Millstone Nuclear
Power Station, in Waterford, Connecticut ("Millstone"), and
certain other
facilities and assets associated therewith and ancillary thereto, excepting the
portion thereof consisting of the real property, Improvements thereon and
appurtenances thereto described in Schedule A-7 to Schedule
2.1(a)(i) hereto,
all of which is owned in fee simple solely by CL&P; and for the avoidance of
doubt, except for CL&P, WMECO and NNECO, all other Sellers
(including UI) own an
Ownership Share in Millstone Unit 3 only;
WHEREAS, CL&P and WMECO, as the sole owners of Millstone Units 1 and 2
and as the "Lead Participants" under the Sharing Agreement (as hereinafter
defined) for Millstone Unit 3 (CL&P and WMECO are referred to collectively
herein as the "Lead Participants") have appointed NNECO as
operator to be
responsible for the operation, maintenance and management of
Millstone;
WHEREAS, the Sellers (other than the Lead Participants and UI)
have
appointed the Lead Participants to act as their agents under the
Authorization
Agreements for purposes of the transactions contemplated by this
Agreement and,
to the extent a party thereto, the Related Agreements (as
hereinafter defined);
WHEREAS, UI has authorized the Lead Participants to (a) act as its
agent under the Sharing Agreement with respect to decommissioning funding
matters in connection with
Millstone Unit 3 and (b) act as its agent under that certain agreement dated the
date hereof between the Lead Participants and UI for purposes of the performance
of certain agreements and covenants by the Lead Participants on its behalf in
connection with the transactions contemplated by this Agreement
(including,
without limitation, the covenants made by the Lead Participants on its behalf
(as a Seller) under Section 5 hereof) and, to the extent a party thereto, the
Related Agreements;
WHEREAS, the Buyer desires to purchase and assume, and the
Sellers
desire to sell and assign the Acquired Assets (as defined in
Section 2.1 below)
and certain associated liabilities upon the Initial Closing and each Subsequent
Closing as more fully described herein, upon the terms and
conditions set forth
in this Agreement;
NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties,
and covenants herein contained, the Parties agree as follows:
2. Acquisition of Assets by Buyer.
2.1. Purchase and Sale of Assets. Upon the terms and subject to the
satisfaction of the conditions contained in this Agreement at the
Initial
Closing and each Subsequent Closing, each of the Required Sellers or the
Remaining Sellers, as the case may be, shall sell, assign,
convey, transfer and
deliver or cause to be sold, assigned, conveyed, transferred and delivered, to
the Buyer, and the Buyer shall purchase, assume and acquire from such Sellers,
free and clear of any Lien (except for Permitted Encumbrances), such Seller's
Ownership Share of the properties and assets constituting,
related to, used or
held for use in the operation of the Facilities, including, but not limited to
the following (collectively, together with the assets of NNECO set forth in
Schedule 2.1, the "Acquired Assets"):
(a) the real property, Improvements thereon, easements and
other rights in real property described in Schedule 2.1(a)(i), and all rights
arising out of the ownership thereof or appurtenant thereto, including, without
limitation, all related rights of ingress and egress, subject only to the
Permitted Encumbrances, including the matters set forth in
Schedule 2.1(a)(ii)
(the "Real Property");
(b) all Spent Nuclear Fuel, in the quantity set forth in
Schedule 2.1(b), and all High Level Waste at the Sites on such
Closing Date, and
all Low Level Waste, in the quantity set forth in Schedule
2.1(b), at the Sites
on such Closing Date;
(c) all machinery, mobile or otherwise, equipment, computer hardware and software, communications equipment, tools, spare parts, fixtures, furniture, furnishings, work in process, and other personal
property owned by
the Sellers and which is used in or relates to the operation or maintenance of
the Facilities, and the Inventories owned by the Sellers which are
held at or are in transit from or to the Facilities and the
Sites, including,
without limitation, the items of personal property set forth in
Schedule 2.1(c),
as well as all applicable warranties and guaranties from Third
Parties relating
thereto to the extent such warranties and guaranties are
transferable to the
Buyer, or to the extent any such items are leased, an assignment of the
applicable leases for such items (as well as all applicable
warranties and
guaranties from Third Parties relating thereto to the extent transferable to the
Buyer);
(d) all of the Sellers' rights with respect to leasehold
interests
and subleases and rights thereunder relating to the Real
Property, including,
without limitation, with respect to the leases set forth in
Schedule 2.1(d) (the
"Leases");
(e) all Permits, which are transferable by the Sellers to the
Buyer
by assignment or otherwise (including, without limitation, upon request or
application to a Governmental Authority, or which will pass to the Buyer as
successor in title to the Acquired Assets by operation of Law), including,
without limitation, those Permits set forth in Schedule 2.1(e)
(the
"Transferable Permits");
(f) except as specifically provided in Sections 2.2(e), 2.2(f)
and
2.2(g), all rights of the Sellers under the contracts,
agreements, the Sharing
Agreement, the Transmission Support Agreement, the DOE Standard
Contracts
(including all rights to any claims of Sellers related to DOE defaults
thereunder), the Nuclear Fuel Contracts, software and other
Intellectual
Property licenses and personal property leases which relate to the operation of
the Facilities set forth in Schedule 2.1(f) and all warranties and guaranties
relating to the Acquired Assets (the "Material Contracts");
(g) to the extent permitted by applicable Law, all documents, correspondence, books, records, medical records, operating, safety and
maintenance manuals, inspection reports, drawings, models,
engineering designs,
blueprints, as-built plans, specifications, procedures, studies, reports,
quality assurance records, purchasing records and equipment
repair, data,
safety, maintenance or service records of the Sellers relating to the design,
construction, licensing, regulation, operation or Decommissioning of the
Facilities and the other Acquired Assets, which documents are in the possession
or control of the Lead Participants or NNECO, wherever located and whether
existing in hard copy or magnetic or electronic form, including, without
limitation, all Sellers' rights in and license or other right to use (in the
case of those not owned by Sellers) any drawings, designs,
specifications and
other documents owned by Third Parties and licensed to Sellers which are used in
or necessary to the licensing, operation or Decommissioning of the Facilities;
(h) to the extent permitted by applicable Law, all Acquired
Assets
Employee Records;
(i) all rights of the Sellers in and to the words "Millstone Nuclear Power Station" and any related or similar tradename, trademark, service mark, copyright, corporate name, logo or any part, derivative or combination;
(j) all assignable right, title and interest of the Sellers to the NRC Licenses;
(k) all right, title and interest of the Sellers in Nuclear
Fuel wherever located;
(l) the assets comprising the Decommissioning Funds, including all income, interest and earnings accrued thereon, together with all related tax
accounting, decommissioning studies and cost estimates, and all other books and
records related thereto;
(m) without limiting the generality of Sections 2.1(a) and
2.1(c), all rights of the Sellers in the property and assets used or usable in
providing emergency warning or associated with emergency
preparedness as set
forth in Schedule 2.1(m)(i) (the "Emergency Preparedness Assets")
and all rights
of the Sellers under the contracts and agreements associated with such emergency
preparedness as set forth in Schedule 2.1(m)(ii) (the "Emergency
Preparedness
Agreements");
(n) all right, title and interest of the Sellers in the
vehicles set forth in Schedule 2.1(n) (the "Vehicles");
(o) all assignable rights, benefits and interest of the
Sellers under purchase orders, licenses or contracts that are not
Emergency
Preparedness Agreements, Material Contracts or Leases but that
(i) relate to the
operation of the Facilities, (ii) are identified in writing by the Parties
during the Interim Period, and (iii) are set forth in a schedule to be attached
to the Assignment and Assumption Agreement at such Closing (the
"Other Assigned
Contracts");
(p) all Owned Intellectual Property; provided that the Sellers shall retain an irrevocable, perpetual, non-exclusive and fully paid-up license to use such Intellectual Property; provided, further, that each
Party shall have
no obligation after the relevant Closing Date to provide the other Parties with
any updates, maintenance or technical support with respect to such Intellectual
Property;
(q) to the extent transferable, all Nuclear Insurance Policies set forth in Schedule 2.1(q) and the rights to proceeds from insurance policies
for coverage of Acquired Assets and Assumed Liabilities,
including all rights to
collect premium refunds made after the relevant Closing Date pursuant to the ANI
nuclear industry credit rating plan (other than refunds that relate to premiums
paid on or prior to such Closing Date);
(r) all contracts, instruments or other agreements set forth in Schedule 2.1(r) relating to the sale by the Lead Participants of electric
capacity, energy or ancillary products or services from the
Facilities under
wholesale rates or otherwise subject to regulation by the FERC;
(s) the Sellers' claims, rights or causes of actions against any Third Parties arising out of or relating to Sellers' right, title and
interest in and to any of the Acquired Assets or the Assumed
Liabilities, or any
portion thereof, whether received as a payment or credit against future
liabilities, including, without limitation, insurance proceeds, condemnation
awards and cash payments under warranties covering the Acquired
Assets to the
extent such payments relate to Assumed Liabilities or Acquired
Assets;
(t) all Sellers' memoranda, reports, information, technology and specifications existing on such Closing Date relating to plans for Year 2000
Compliance with respect to the Acquired Assets;
(u) all other assets of the Sellers constituting, used or held for use in the operation of, the Facilities, as set forth on
Schedule 2.1(u), as
amended by the Parties during the Interim Period pursuant to
Section 5.6 (the
"Other Related Assets");
(v) all emission reduction credits owned by the Sellers that relate to the operation of the Facilities, as set forth in
Schedule 2.1(v); and
(w) an assignment of all licenses for the Licensed
Intellectual Property (to the extent transferable to the Buyer), including any
related maintenance agreements for such Licensed Intellectual
Property;
provided, however, that to the extent any licenses for the
Licensed Intellectual
Property may not be assignable to the Buyer on commercially
reasonable terms the
Lead Participants shall take Commercially Reasonable Efforts consistent with the
terms and conditions of such licenses to make such Licensed
Intellectual
Property available for use by the Buyer.
2.2. Excluded Assets. Notwithstanding anything to the contrary in this
Agreement, there shall be excluded from the Acquired Assets to be sold,
assigned, transferred, conveyed or delivered to the Buyer
hereunder, and there
shall be retained by the Sellers, any and all right, title and interest to the
following assets, properties and rights (collectively, the
"Excluded Assets"):
(a) the property comprising or constituting any or all of the T&D Assets located at any Site (whether or not regarded as a "transmission,"
"distribution," "general plant" or "generation" asset for
regulatory or
accounting purposes and whether such assets are real or personal property),
including the 345-kV switchyard facilities and support equipment, certain
telecommunications equipment, all four 345-kV transmission lines and portions of
23-kV distribution lines, as well as all Permits and contracts, to the extent
relating to the T&D Assets,
all as set forth in Schedule 2.2(a), all of which shall be
retained by CL&P, but
not including the real property on which such T&D Assets are located;
(b) all Cash, accounts and notes receivable, checkbooks and canceled checks, bank deposits and property or income tax receivables (except for any property tax abatements to be apportioned) or any other
Tax refunds to
the extent allocable to a period ending on or prior to the
Initial Closing Date
(including, without limitation, the Sellers' account balances with NEIL and any
future annual distributions from NEIL that relate to premiums paid by the
Sellers on or prior to such Closing Date), except the assets comprising the
Decommissioning Funds;
(c) all rights of the Sellers in and to any causes of action, claims and defenses against Third Parties arising out of or relating to any of the Excluded Assets or Excluded Liabilities, whether payable in
Cash or as a
credit against future liabilities, including, without limitation, insurance
proceeds and condemnation awards claims for contribution or
indemnity, tort
claims, causes of action, contract rights and refunds accrued and owing;
(d) all rights of the Sellers to the words set forth in
Schedule 2.2(d) and any related or similar tradename, trademark, service mark,
copyright, corporate name, logo or any part, derivative or
combination;
(e) any claims of CL&P and WMECO in connection with Pre-1983
Spent Nuclear Fuel related or pertaining to the DOE's defaults under the DOE
Standard Contracts accrued as of the Initial Closing Date;
(f) (i) all rights of the Sellers for indemnity, defense or exculpation under any Material Contract, Lease or Other Assigned Contract
expressly providing the Sellers with continued indemnity, defense or exculpation
rights for occurrences on or prior to the Initial Closing Date or any claims for
which the Sellers remain liable under Section 9 and (ii) all rights and
obligations of the Sellers under the Authorization Agreements and the Release
and Settlement Agreements;
(g) all rights (but not the Liabilities) of the Lead
Participants to receive payments under the Transmission Support
Agreement;
(h) all rights of CL&P and WMECO under the Fuel Trust;
(i) any and all of the Sellers' rights in any contract representing an intercompany transaction between a Seller and an Affiliate of such Seller, whether or not such transaction relates to the
provision of goods
and services, payment arrangements, intercompany charges or
balances, or the
like;
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(j) Seller Reserved Easements in favor of CL&P as set forth in
Schedule 2.2(j); and
(k) all rights, benefits and interest in (i) all purchase
orders, licenses or contracts not included in Acquired Assets and not assigned
to the Buyer as set forth in Schedule 2.2(k) and (ii) those
Nuclear Fuel
Contracts which are designated by the Buyer and which can be terminated without
liability to the Sellers or the Lead Participants (the "Non-
Assigned
Contracts").
2.3. Assumption of Liabilities. On the terms and subject to the conditions set forth herein, after the Initial Closing Date and each Subsequent
Closing Date, as the case may be, the Buyer shall assume, satisfy or perform the
Total Relevant Percentage of the following Liabilities of the
Required Sellers
or the Remaining Sellers participating in such Closing, in each case, in respect
of, or otherwise arising from the operation or use of the
Acquired Assets, other
than the Excluded Liabilities (as set forth in Section 2.4 below)
(the "Assumed
Liabilities"):
(a) all Environmental Liabilities, other than those included in the Excluded Liabilities (as set forth in Section 2.4);
(b) except as specifically provided in Section 2.4(u), all Liabilities under (i) the Material Contracts, Leases, Other Assigned Contracts,
Emergency Preparedness Agreements and the Transferable Permits in
accordance
with the terms thereof, except in each case, to the extent such
Liabilities
relate to periods ending on or prior to such Closing Date, or to the extent the
same arise out of any breach or default by any Seller, and (ii)
the contracts,
leases, commitments and other agreements entered into by the
Sellers with
respect to the Acquired Assets during the Interim Period to the extent permitted
by Section 5.3(a);
(c) Liabilities in respect of or otherwise arising from those Permitted Encumbrances listed in Schedule 2.3(c) which accrue or arise after the
Initial Closing Date and do not result from a default or failure to act under
the Permitted Encumbrances by the Sellers prior to the Initial
Closing Date;
provided, however, Permitted Encumbrances as to which a Seller's liability
terminates as a matter of law upon such Seller's sale of its interest in the
Real Property shall not be Assumed Liabilities;
(d) with respect to the Acquired Assets, any Tax that may be imposed by any federal, state or local government on the ownership, sale, operation or use of the Acquired Assets by the Sellers after such
Closing Date,
except for (i) any Income Taxes attributable to income received by the Sellers
and (ii) any Taxes allocable to the Sellers in accordance with the proration
under Section 2.9;
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(e) all Liabilities in respect of (i) the Decommissioning of the Facilities following permanent cessation of operations of such Facilities,
(ii) the management, storage, transportation and disposal of
Spent Nuclear Fuel
(including, without limitation, all fees payable to DOE under the
DOE Standard
Contracts accrued after the relevant Closing Date), except for any fees payable
to DOE for Pre-1983 Spent Nuclear Fuel under the DOE Standard
Contracts for
which CL&P and WMECO shall be responsible to provide the Buyer with the funds
necessary to make any payments owing to DOE pursuant to Sections
5.18 and 9.3,
and (iii) any other decommissioning or post-operative disposition of the
Facilities or any other Acquired Assets;
(f) any Liability for any Price-Anderson secondary financial protection retrospective premium obligations for (i) the Sellers' nuclear worker
Liability attributable to employment on or prior to such Closing
Date or (ii)
for any third-party nuclear Liability arising out of any nuclear incident on or
prior to such Closing Date (it being agreed that if the Sellers are unable to
cause the assignment of all or any part of such retrospective premium
obligations, the Sellers shall remain primarily liable for such indemnification
obligations and the Buyer shall indemnify the Sellers therefor pursuant to
Section 9.4);
(g) all Liabilities of Sellers for retrospective premium obligations under each such Seller's NEIL policy for the Facilities arising out of any occurrence after such Closing Date;
(h) except as provided in Section 2.4(n), all Liabilities
accruing after such Closing Date under the NRC Licenses including fees or
charges;
(i) all other Liabilities expressly allocated to or assumed by the Buyer in this Agreement or in any of the Related Agreements;
and
(j) all other Liabilities (including, without limitation, all Liabilities arising under or relating to Nuclear Laws or relating to any claim in respect of Nuclear Material) of any nature whatsoever to the extent arising
from the ownership or operation of the Facilities, Acquired
Assets and Assumed
Liabilities and relating to the period after such Closing Date, unless expressly
excluded pursuant to Section 2.4.
2.4. Liabilities Not Assumed. Notwithstanding anything to the contrary in this Agreement, the Buyer shall not assume, satisfy or perform any
Liabilities that are not expressly identified in Section 2.3 as
Assumed
Liabilities, including, without limitation, the following
excluded Liabilities
(the "Excluded Liabilities"):
(a) any Liability in respect of, in connection with, or
otherwise arising from the operation or use of the Excluded
Assets or any other
assets of the Sellers that are not Acquired Assets;
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(b) any Liability including, without limitation, any
Environmental Liability, in respect of, in connection with, or arising from the
Seller Reserved Easements;
(c) any Liabilities, including, without limitation, any Environmental Liabilities, relating to the off-Site disposal, storage, transportation, discharge, Release, recycling, or the arrangement for such
activities, by the Sellers, of Hazardous Substances that were generated at any
of the Sites, at any Offsite Hazardous Substance Facility or at
any location
other than the Sites (other than as a result of subsurface
migration from the
Sites), where the initial disposal, storage, transportation, discharge, Release
or recycling of such Hazardous Substances at such Offsite
Hazardous Substance
Facility occurred on or prior to any Closing Date;
(d) any Liability arising from the execution, delivery or performance of this Agreement or a Related Agreement or the transactions contemplated hereby or thereby;
(e) any Liability to make payments in addition to or in lieu of property Taxes, and any Liability in respect of Taxes
attributable to the
Acquired Assets (or their ownership, sale, operation or use) with respect to
periods prior to the relevant Closing Date, whether for taxable periods ending
before, on or after the Initial Closing Date or a Subsequent
Closing Date, as
the case may be, except those Taxes expressly allocated to the
Buyer pursuant to
Section 8;
(f) any Liability for claims of Participants in Millstone Unit
3 against the Lead Participants or NNECO or any Affiliate arising out of events
occurring on or prior to the relevant Closing Date, or any
Liability for claims
of Participants arising under the Authorization Agreements or the
Release and
Settlement Agreements;
(g) any Liability which is or would be required to be accrued by any Seller on a balance sheet of such Seller as of the Initial
Closing Date
or a Subsequent Closing Date, as the case may be, prepared in accordance with
GAAP, other than those Liabilities which are expressly set forth as Assumed
Liabilities in Section 2.3;
(h) subject to the provisions of Section 5.7, any Liability arising out of any Employee Benefit Plan established or maintained in whole or
in part by the Lead Participants (or any of their Affiliates) or to which the
Lead Participants (or any of their Affiliates) contributes or contributed, or is
or was required to contribute, at any time on or prior to the relevant Closing
Date and any Liability for the termination or discontinuance of, or the Lead
Participants' or their Affiliates' withdrawal from, any such
Employee Benefit
Plan;
(i) all Liabilities of CL&P and WMECO under the Fuel Trust;
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(j) any Liabilities of the Lead Participants or any of their
Affiliates for any compensation or any benefits, whether in
relation to any of
the Plant Employees, independent contractors or any other
individuals who are
later determined by a court or governmental agency to have been employees of the
Lead Participants or its Affiliates, including, without
limitation, (i) wages,
bonuses, incentive compensation, shift or work schedule adders, on-call pay,
call-out pay, vacation pay, sick pay, paid time off, workers compensation,
unemployment compensation, withholding obligations, employment taxes or similar
obligations accruing or related to work performed on or prior to the Initial
Closing Date; (ii) severance pay, other termination pay, post-
retirement
benefits and COBRA coverage, accruing or related to work
performed on or prior
to the Initial Closing Date; or (iii) any other form of
compensation or benefits
accruing or related to work performed on or prior to the Initial
Closing Date
under the terms or provisions of any Employee Benefit Plan of any
Seller or such
Affiliate, or any other agreement, plan, practice, policy,
instrument or
document relating to any of the Acquired Assets Employees, or any applicable
Law, other than the Liabilities expressly assumed by the Buyer under Section
5.7;
(k) with respect to the Acquired Assets Employees or any independent contractors, or any other individuals and subject to
Section 5.7,
any Liabilities or obligations relating to the employment or engagement or
termination of employment or engagement, including personal
injury, tort,
discrimination (including claims for whistleblowing under the
Atomic Energy Act
and the Energy Reorganization Act of 1974 as amended, as well as claims under
Title VII of the Civil Rights Act of 1964, as amended, the Age
Discrimination in
Employment Act, as amended, the Americans with Disabilities Act, and/or any
other federal, state or local statute, ordinance, regulation or order
prohibiting discrimination), wrongful discharge, breach of
implied or express
contract, unfair labor practices, or constructive termination by any Seller or
its Affiliate of any individual, or similar claim or cause of action
attributable to any action or inaction by any Seller or any of its Affiliates
where the material facts of such claim or cause of action
occurred on or prior
to the Initial Closing Date; provided that the Sellers shall not have any
liability for similar actions or inactions by the Buyer after the
Initial
Closing Date;
(l) any Liabilities of Sellers accrued or related to or attributable to the period prior to the Initial Closing Date under any contract,
license, Permit or other instrument relating to the Acquired
Assets (including,
without limitation, the Leases, Material Contracts, Emergency
Preparedness
Agreements, Sharing Agreement and Other Assigned Contracts);
(m) as provided in Section 5.19, all Liabilities for
assessments for decommissioning and decontamination fund fees relating to
Nuclear Fuel purchased and consumed at the Facilities and accrued on or prior to
the Initial Closing Date or a Subsequent Closing Date, as the
case may be, under
42 U.S.C. Section 2297g-1;
(n) any costs or Liabilities relating to, or imposed under the
NRC Licenses or any other Permits accruing prior to the relevant
Closing Date ,
including without limitation those relating to (i) any
investigation,
proceeding, request for information or inspection arising out of
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acts or omissions of the Sellers or their employees, agents or contractors
occurring on or prior to the relevant Closing Date or (ii) any illegal acts or
willful misconduct of the Sellers or their employees, agents or contractors;
(o) any Environmental Liability to the extent such Environmental Liability arises out of or relates to any allegation or any investigation by any
Governmental Authority of any criminal violations of
Environmental Laws by the
Sellers or any of their Affiliates occurring on or prior to the
Initial Closing
Date;
(p) any Environmental Liability to the extent such Environmental Liability derives from the same facts which form the basis of a conviction of, or plea of nolo contendere by, the Sellers or any of their
Affiliates for a
violation of Environmental Laws which conviction or plea arises out of a
Governmental Authority's investigation of criminal violations of
Environmental
Laws by the Sellers or any of their Affiliates;
(q) all Liabilities for fees payable to DOE under the DOE
Standard
Contracts accrued or related to electricity generated and sold, on or prior to
the Initial Closing Date, including, without limitation, subject to Section
5.18, all Liabilities for fees, late fees, penalties and other amounts payable
to DOE in connection with the disposal of Pre-1983 Spent Nuclear
Fuel, and
interest accrued thereon as set forth in Article VIII of the DOE
Standard
Contracts;
(r) any Liabilities relating to the Connecticut Development
Authority
Pollution Control Revenue Bonds (as set forth in Schedule 2.4(r), the "Pollution
Control Bonds") and any agreements relating thereto, other than those arising
out of the breach by the Buyer of the covenants contained in
Section 5.8(d);
(s) any Liens on the Acquired Assets;
(t) except as otherwise expressly set forth in this Agreement, any
other Liability, obligation, claim, action, complaint, debt, suit, cause of
action, investigation, or proceeding of any kind whatsoever
asserted by any
Third Party, against or relating to any of the Buyer, the Sellers or the
Acquired Assets, for damages suffered by such Third Party arising from or
relating to the use, ownership or lease of the Acquired Assets or operation of
the Facilities on or prior to any Closing Date;
(u) all Liabilities of the Lead Participants under the
Transmission
Support Agreement;
(v) any Liabilities, fines, or penalties imposed by a
Governmental
Authority, including, without limitation, criminal penalties, civil fines,
administrative settlement costs, costs to achieve continuous compliance and
costs of remediation to the extent such obligations arise
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out of or relate to such Governmental Authority's investigation of any alleged
criminal violations occurring or alleged to have occurred on or prior to the
Initial Closing Date;
(w) any Liabilities with respect to accounts payable for
Inventory,
except to the extent such accounts payable are netted against the value of the
Inventory set forth in Section 2.6(a)(iv);
(x) any Liabilities with respect to any Acquired Asset, the
transfer
of which requires consent of a Third Party, which consent has not been obtained
and/or the rights and benefits under which have not been lawfully provided to
the Buyer pursuant to Section 5.6; and
(y) all Liabilities which are not Assumed Liabilities.
It is expressly agreed among the Sellers and acknowledged by the
Buyer that the
Excluded Liabilities (other than such Excluded Liabilities
described in
clause(r) of this Section 2.4) shall be retained by the Lead
Participants and
the Excluded Liabilities described in clause (r) of this Section
2.4 shall be
retained by CL&P, WMECO and UI.
2.5. Consideration for Acquired Assets.
(a) Facilities Purchase Price; Fuel Purchase Price. Subject to
the
satisfaction or waiver of all conditions contained herein, the
Buyer shall pay
(i)(A) for all of the interests of the Sellers in the Acquired
Assets (other
than Nuclear Fuel) comprising Millstone Unit 1, $1,000,000 (the
"Unit 1
Facilities Purchase Price"), (B) for all of the interests of the
Sellers in the
Acquired Assets (other than Nuclear Fuel) comprising Millstone
Unit 2,
$401,500,000 (the "Unit 2 Facilities Purchase Price") and (C) for
all of the
interests of the Sellers in the Acquired Assets (other than
Nuclear Fuel)
comprising Millstone Unit 3, $781,299,971 (the "Unit 3 Facilities
Purchase
Price", and together with the Unit 1 Facilities Purchase Price and the Unit 2
Facilities Purchase Price, the "Facilities Purchase Price") and
(ii)(A) for all
of the interests of the Sellers in the Nuclear Fuel attributable to Millstone
Unit 1, $0 (the "Unit 1 Fuel Purchase Price"), (B) for all of the
interests of
the Sellers in the Nuclear Fuel attributable to Millstone Unit 2,
$41,900,000
(the "Unit 2 Fuel Purchase Price") and (C) for all of the
interests of the
Sellers in the Nuclear Fuel attributable to Millstone Unit 3,
$62,067,658 (the
"Unit 3 Fuel Purchase Price", and together with the Unit 1 Fuel
Purchase Price
and the Unit 2 Fuel Purchase Price, the "Fuel Purchase Price").
(b) Payment of Purchase Price. At each Closing the Buyer shall
(i)
pay to CL&P, on behalf of the Required Sellers or the Remaining
Sellers, as the
case may be, for the Acquired Assets other than Nuclear Fuel purchased, sold,
assigned or transferred at such Closing, a payment in immediately available
funds equal to the sum of (A) the Unit 1 Relevant Percentage of the Unit 1
Facilities Purchase Price, (B) the Unit 2 Relevant Percentage of
the Unit 2
Facilities Purchase Price and (C) the Unit 3 Relevant Percentage
of the Unit 3
Facilities Purchase Price (collectively, the "Relevant Facilities
Purchase
Price") and (ii) pay to CL&P, on behalf of the Required Sellers or the Remaining
Sellers, as the case may be, for the Nuclear Fuel, a payment in
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immediately available funds equal to the sum of (A) the Unit 1
Relevant
Percentage of the Unit 1 Fuel Purchase Price, (B) the Unit 2
Relevant Percentage
of the Unit 2 Fuel Purchase Price and (C) the Unit 3 Relevant
Percentage of the
Unit 3 Fuel Purchase Price (collectively, the "Relevant Fuel
Purchase Price").
For the avoidance of doubt, an example setting forth the
calculation
of the Relevant Facilities Purchase Price and the Relevant Fuel
Purchase Price
as of a Closing is set forth in Schedule X.
(c) Acceptable Credit Support. At the Initial Closing, the Buyer shall deliver to CL&P, on behalf of the Sellers, an Acceptable Credit Support, and shall, pursuant to Section 5.21, maintain such Acceptable
Credit Support to
secure the payments of the Facilities Purchase Price and the Fuel
Purchase
Price.
2.6. Adjustment to Facilities Purchase Price and Fuel Purchase
Price. On
the Initial Closing Date, the Facilities Purchase Price and Fuel
Purchase Price
shall be increased or reduced as follows:
(a) Facilities Payment Adjustments. With respect to the Buyer,
(i) the Facilities Purchase Price for each Unit shall be
increased by an amount equal to the costs of Required Nuclear
Expenditures
for such Unit which have been completed and actually paid by the
Sellers
during the Interim Period and consented to in writing by the
Buyer, which
consent shall not be unreasonably withheld; provided, however,
Required
Nuclear Expenditures which cannot be attributed to a particular
Unit shall
be allocated among the Units pro rata based on the Facilities
Purchase
Price for each Unit.
(ii) the Facilities Purchase Price for a Unit shall be
decreased to the extent any of the Pre-Approved Capital
Expenditures for
such Unit have not been completed and paid for prior to the
Initial Closing
Date, which decrease shall be in an amount equal to the greater of (A) the
budgeted amount for the incomplete portion of the Pre-Approved
Capital
Expenditure as set forth in Schedule 5.3 and (B) the market-based cost that
the Buyer would be required to pay for the incomplete portion following the
Initial Closing Date; provided, however, Pre-Approved Capital
Expenditures
which cannot be attributed to a particular Unit shall be
allocated among
the Units pro rata based on the Facilities Purchase Price for each Unit.
(iii) the Facilities Purchase Price and the Fuel Purchase
Price shall be adjusted as provided in Section 5.11(c) in the event of any
Major Loss;
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(iv) the Facilities Purchase Price shall be (A) increased
if and to the extent the book value of all Inventories (excluding the value
of items that are no longer useable at or for the Facilities) on the
Initial Closing Date is greater than $56,604,600, and (B)
decreased if and
to the extent the book value of such Inventories (excluding the value of
items that are no longer useable at or for the Facilities) on the
Initial
Closing Date is less than $56,604,600 (for purposes hereof, the calculation
of the book value of all Inventories shall be performed by an
Independent
Accounting Firm and such book value shall be determined in
accordance with
GAAP, consistent with the Lead Participants' and NNECO's past practices)
and through the conduct of an audit of the Inventories, using such
processes and procedures as such Independent Accounting Firm shall deem
advisable;
(v) to the extent the Lead Participants or NNECO have not
disposed prior to the Initial Closing Date of all of the
Radioactive Waste
Material whether at the Sites or at an Offsite Hazardous
Substance Facility
and the cost of such disposal is in excess of $500,000, the
Facilities
Purchase Price for the Units to which such excess disposal cost is
allocable shall be decreased by the excess over such amount (the cost of
such disposal to be determined based on the prevailing industry costs as
close to the Initial Closing Date as practicable); provided, however, any
such disposal costs which cannot be attributed to a particular
Unit shall
be allocated among the Units pro rata based on the Facilities
Purchase
Price for each Unit;
(vi) the Facilities Purchase Price for each Unit shall be decreased for accrued and unpaid obligations for vacation pay, sick pay, floating holidays or personal days as may be due to any Acquired
Assets
Employee as of the Initial Closing Date (for purposes hereof, such
adjustment shall be determined in accordance with GAAP consistent with the
Lead Participants' and NNECO's past practices) attributable to such Unit;
provided, however, any such obligations which cannot be
attributed to a
particular Unit shall be allocated among the Units pro rata based on the
Facilities Purchase Price for each Unit; and
(vii) the Facilities Purchase Price for each Unit shall be increased by an amount equal to the aggregate cost of Proposed Improvements attributable to such Unit, to the extent implemented and actually paid by
the Lead Participants and NNECO during the Interim Period;
provided,
however, any such costs which cannot be attributed to a
particular Unit
shall be allocated among the Units pro rata based on the
Facilities
Purchase Price for each Unit.
With respect to any adjustment described in this Section 2.6(a), as among the
Sellers, the determination of what constitutes common facilities shall be
consistent with historical practices.
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(b) Fuel Purchase Price Adjustments.
(i) The Fuel Purchase Price for the appropriate Unit shall
be (i) increased if and to the extent the book value of all of the Sellers'
Nuclear Fuel on the Initial Closing Date is greater than $0 for
Unit 1,
$41,900,000 for Unit 2 and $62,067,658 for Unit 3, and (ii)
decreased if
and to the extent the book value of such Nuclear Fuel on the
Initial
Closing Date is less than $0 for Unit 1, $41,900,000 for Unit 2
and
$62,067,658 for Unit 3, (for purposes hereof, such adjustment shall be
determined in accordance with GAAP, consistent with the Lead
Participants'
and NNECO's past practices).
(c) Determination of Purchase Price Adjustments.
(i) At least twenty (20) Business Days prior to the
Initial Closing Date, the Lead Participants shall prepare and deliver to
the Buyer an estimated closing statement (the "Estimated Closing Statement") that shall set forth the best estimate of the Sellers of any adjustments to the Facilities Purchase Price required by Section
2.6(a)(i)
through (vii) (the "Estimated Facilities Purchase Price
Adjustment") and
any adjustments to the Fuel Purchase Price required by Section
2.6(b) (the
"Estimated Fuel Purchase Price Adjustment," together with the
Estimated
Facilities Purchase Price Adjustment the "Estimated Adjustments")
as of the
Initial Closing Date, together with reasonably detailed back-up information
concerning the calculation of the Estimated Adjustments. Within ten (10)
Business Days following the delivery of the Estimated Closing
Statement by
the Lead Participants to the Buyer, the Buyer may object in good faith to
either or both of the Estimated Adjustments in writing. If the
Buyer
objects to either or both of the Estimated Adjustments, the
Parties shall
attempt to resolve such dispute by negotiation. If the Parties are unable
to resolve such dispute before five (5) Business Days prior to such Initial
Closing Date or if no objection is made by the Buyer with respect to either
or both of the Estimated Adjustments, the Facilities Purchase
Price and/or
the Fuel Purchase Price shall each be adjusted for such Initial
Closing
Date by the net amount of the Estimated Facilities Purchase Price Adjustment and the Estimated Fuel Purchase Price Adjustment respectively, not in dispute, and the amount in dispute shall be withheld for resolution
in accordance with Section 2.6(c)(ii); and
(ii) Within thirty (30) days following the Initial Closing
Date, the Lead Participants shall prepare and deliver to the
Buyer a
closing statement (the "Post-Closing Statement") that shall set forth the
completion by the Sellers of the Facilities Purchase Price
adjustment in
accordance with Section 2.6(a)(i) through (vii) as of such
Initial Closing
Date (the "Facilities Purchase Price Adjustment") and the
components
thereof and the Fuel Purchase Price adjustment in accordance with
Section
2.6(b) as of such Initial Closing Date (the "Fuel Purchase Price Adjustment") and the components thereof. Within twenty (20) days following the delivery of the Post-Closing Statement by the Lead
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Participants to the Buyer, the Buyer may object to the Post-
Closing
Statement in writing. The Sellers agree to cooperate with the
Buyer to
provide to the Buyer or its Representatives information used to prepare the
Post-Closing Statement. If the Buyer objects to the Post-Closing
Statement,
the Parties shall attempt to resolve such dispute by negotiation.
If the
Parties are unable to resolve such dispute within twenty (20)
days of any
objection by the Buyer, the Parties shall appoint an Independent
Accounting
Firm, who shall review the Post-Closing Statement and determine within
thirty (30) days after its appointment the appropriate Facilities
Purchase
Price Adjustment and Fuel Purchase Price Adjustment under this
Section
2.6(c) as of such Initial Closing Date. The fees, costs and
expenses of the
Independent Accounting Firm shall be borne by the Party which in the
conclusive judgment of the Independent Accounting Firm is not the prevailing party, or if such Independent Accounting Firm determines that neither Party could be fairly found to be the prevailing party, then such
fees, costs and expenses shall be borne equally by the Buyer and the
Sellers. The agreed upon Post-Closing Statement or the finding of such
Independent Accounting Firm, as the case may be, shall be the
Facilities
Purchase Price Adjustment as to Section 2.6(a)(i) through (vii)
and the
Fuel Purchase Price Adjustment as to Section 2.6(b), and shall be binding
on the Parties. The acceptance by the Buyer and the Sellers of such
Facilities Purchase Price Adjustment and Fuel Purchase Price
Adjustment
shall not constitute or be deemed to constitute a waiver of the rights of
such Party in respect of any other provision of this Agreement.
2.7. Payment of Purchase Price Adjustments. The Estimated
Adjustments, to
the extent not in dispute, shall be aggregated at the Initial
Closing Date and
each Subsequent Closing Date and the Party or Parties which
owe(s) the other(s)
an adjustment to the Facilities Purchase Price and/or the Fuel
Purchase Price
shall make a cash payment of such adjustment in immediately
available funds by
wire transfer to an account designated by the Buyer or CL&P, as the case may be.
Following the Initial Closing Date, if necessary, the Parties shall aggregate
the Facilities Purchase Price Adjustment and the Fuel Purchase
Price Adjustment
and if, after taking into account the payment, if any, made at the Initial
Closing Date pursuant to the preceding sentence, the Party or
Parties which
owe(s) the other(s) an adjustment to the Facilities Purchase
Price and/or the
Fuel Purchase Price shall make a cash payment of such adjustment in immediately
available funds by wire transfer to an account designated by the
Buyer or CL&P,
as the case may be.
2.8. Allocation of Consideration. The Buyer and the Lead
Participants
shall use Commercially Reasonable Efforts to agree upon an
allocation among the
Acquired Assets (other than the Nuclear Fuel) of the sum of the
Facilities
Purchase Price and the Assumed Liabilities consistent with
Section 1060 of the
Code and the Treasury Regulations thereunder within one hundred and twenty (120)
days of the Effective Date (or such later date as the Parties may mutually
agree) but in no event fewer than thirty (30) days prior to the
Initial Closing
Date. In the event the Buyer and the Lead Participants cannot agree to an
allocation, the Buyer and the Lead Participants shall obtain the services of an
independent engineer or appraiser (the "Independent Appraiser")
to assist in
determining the fair value of the Acquired Assets solely for purposes of such
allocation under this Section 2.8. If such an appraisal is made, the Buyer
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and the Sellers agree to accept the Independent Appraiser's determination of the
fair value of the Acquired Assets. The cost of the appraisal shall be borne
equally by the Buyer and the Sellers. To the extent such filings are required,
the Buyer and the Sellers agree to file IRS Form 8594 and all federal, state,
local and foreign Tax Returns in accordance with such agreed allocation. Except
to the extent required to comply with audit determinations by any
Governmental
Authority with jurisdiction over a Party, the Buyer and the
Sellers shall report
the transactions contemplated by this Agreement and the Related
Agreements for
all required federal Income Tax and all other Tax purposes in a manner
consistent with the allocation determined pursuant to this
Section 2.8. The
Buyer and the Sellers agree to provide each other promptly with any other
information required to complete IRS Form 8594. The Buyer and the
Sellers shall
notify and provide each other with reasonable assistance in the event of an
examination, audit or other proceeding regarding the agreed upon allocation of
the Relevant Purchase Price. The Buyer and the Sellers shall treat the
transactions contemplated by this Agreement as the acquisition by the Buyer of a
trade or business for United States Federal Income Tax purposes and agree that
no portion of the consideration therefor shall be treated in whole or in part as
the payment for services or future services.
2.9. Proration.
(a) The Buyer and the Sellers agree that all of the items
normally
prorated in a sale of assets of the type contemplated by this
Agreement and the
Related Agreements, relating to the business and operations of the Acquired
Assets, will be prorated as of the Initial Closing Date and each
Subsequent
Closing Date, with Sellers party to the relevant Closing liable to the extent
such items relate to any period on or prior to the relevant
Closing Date on
which such Seller transfers its Ownership Share, and the Buyer liable to the
extent such items relate to periods after such relevant Closing
Date which items
shall include: (i) any personal property, real property,
occupancy and water
Taxes, assessments and other charges of the type that could give rise to a
Permitted Encumbrance, if any, on or associated with the Acquired
Assets; (ii)
any rent, Taxes and other items payable by or to the Sellers under any of the
Material Contracts, Emergency Preparedness Agreements, Leases or
Other Assigned
Contracts assigned to and assumed by the Buyer hereunder (except for prepayments
for Nuclear Fuel or Inventories); (iii) any Permit, license, registration or
fees with respect to any Transferable Permit assigned to the
Buyer associated
with the Acquired Assets; (iv) sewer rents and charges for water, telephone,
electricity and other utilities and insurance; (v) any amounts scheduled to be
paid into the Decommissioning Funds by a Seller relating to the time period that
includes the Initial Closing Date or a Subsequent Closing Date,
as the case may
be; and (vi) any fees or charges imposed by INPO, NEI, the NRC or any other
Governmental Authority or any association that the Buyer chooses to join.
(b) In connection with the prorations referred to in Section
2.9(a),
if the actual figures are not available on the Initial Closing
Date and each
Subsequent Closing Date, the proration shall be based upon the actual payments
for the preceding year (or appropriate period) for which actual payments are
available and such payments shall be re-prorated upon request of
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either Lead Participants or the Buyer made within sixty (60) days of the date
the actual amounts become available. If the Taxes which are
apportioned are
thereafter reduced by abatement or award, the amount of such abatement or award,
less the reasonable cost of obtaining the same and any amounts due to tenants
under leases due to such abatement or award, shall be apportioned between the
applicable Parties; provided that no Party shall be obligated to institute or
prosecute an abatement or appellate proceeding unless otherwise agreed in
writing. The Sellers and the Buyer agree to furnish each other with such
documents and other records that may be reasonably requested in order to confirm
all adjustment and proration calculations made pursuant to this
Section 2.9.
2.10. The Closings. Unless otherwise agreed to by the Parties, the
Initial Closing and each Subsequent Closing of the transactions contemplated by
this Agreement (collectively, the "Closing") shall take place at the offices of
counsel to the Lead Participants or such other place as may be agreed to by the
Parties commencing at 9:00 a.m. eastern time on the date that is fifteen (15)
days (or, if the fifteenth day is not a Business Day, then the next Business Day
following such fifteenth day) following the date on which all of the applicable
conditions set forth in Sections 6.1 and 6.2 (excluding
deliveries contemplated
by Sections 2.11 and 2.12) have either been satisfied or waived by the Party for
whose benefit such condition exists, such satisfaction or waiver to conform to
Section 11.12; provided that such date shall not be earlier than the
Coordination Date. The date of the Initial Closing (the "Initial
Closing Date")
and the date of each Subsequent Closing (the "Subsequent Closing
Date") is each
herein called a "Closing Date" and shall be effective for all purposes herein as
of the time of funding on such Closing Date. The conditions set forth in
Sections 6.1 and 6.2 shall be deemed to have been satisfied or waived in writing
by a Party upon a Closing but only with respect to such Closing and such Parties
participating in such Closing (and not with respect to any
Subsequent Closing or
any other Parties); provided such satisfaction or waiver shall not be deemed to
limit a Party's right to indemnification pursuant to Section 9.
2.11. Deliveries by the Sellers at the Closings.
(a) Initial Closing. At the Initial Closing (unless otherwise indicated), the Lead Participants or the Required Sellers, as appropriate, shall deliver the following to the Buyer, duly executed and properly acknowledged,
relating to the Total Relevant Percentage of the Acquired Assets
being sold,
assigned or transferred at such Initial Closing (provided,
however, if a form
referred to is not attached to this Agreement, then such form shall be a form
reasonably acceptable to the Buyer and the Lead Participants):
(i) a Deed for the Real Property and Improvements,
substantially in the form of Exhibit A hereto, and any owner's affidavits
or similar documents required by the Title Company;
(ii) a Bill of Sale, substantially in the form of Exhibit B
hereto;
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(iii) the Asset Demarcation Agreement, substantially in the form of Exhibit C hereto;
(iv) an Assignment and Assumption Agreement, substantially
in the form of Exhibit D hereto, in recordable form if necessary;
(v) in the case of CL&P, the Interconnection Agreement, substantially in the form of Exhibit E hereto;
(vi) the termination of the Plant Agreement;
(vii) the Release of Mortgage Indenture, in the case of
CL&P, substantially in the form of Exhibit F hereto, and in the case of
all Sellers, a release of all Liens in such other form as meets the
requirements of such Seller's Lien or mortgage indenture, if any;
(viii) the Lead Participant Rights Agreement, substantially
in the form of Exhibit J hereto;
(ix) the Interim Services Agreement, substantially in the
form of Exhibit L hereto;
(x) originals, or copies certified to the Buyer's
satisfaction, of the Transferable Permits, Material Contracts,
Emergency
Preparedness Agreements, Other Assigned Contracts, Leases and
Estoppel
Certificates, which shall be delivered to the Buyer at the
Facilities or
such other location as the Buyer shall request;
(xi) the consents, waivers or approvals set forth on
Schedule 2.11(a)(xi) and all other consents, waivers and
approvals
necessary for the transfer of the Total Relevant Percentage of the Acquired
Assets or the consummation of the transactions contemplated by this
Agreement and the Related Agreements, including those with
respect to the
Transferable Permits, Material Contracts, Leases, Emergency
Preparedness
Agreements and Other Assigned Contracts;
(xii) a certificate from an authorized officer of each such Required Seller, dated the Closing Date, to the effect that the conditions with respect to such Seller in its individual capacity set forth in
Sections 6.1(a)(i), 6.1(b), 6.1(d), 6.1(e), 6.1(f), 6.1(g) and
6.1(j) (to
the extent the Related Agreements are applicable to such Seller)
have been
satisfied;
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
(xiii) a copy, certified by an authorized officer of each
such Required Seller, of resolutions authorizing the execution and delivery
of this Agreement and the Related Agreements and instruments attached as
exhibits hereto and thereto, and the consummation of the
transactions
contemplated hereby and thereby;
(xiv) a certificate of an authorized officer of each such
Required Seller which shall identify by name and title and bear the
signature of the officers of such Seller authorized to execute and deliver
this Agreement and the Related Agreements and instruments
attached as
exhibits hereto and thereto;
(xv) an opinion or opinions from one or more internal or
outside counsel to each such Required Seller (who shall be
reasonably
satisfactory to the Buyer), dated the Closing Date and reasonably satisfactory in form to the Buyer and its counsel, covering substantially the matters set forth on Schedule 2.11(a)(xv);
(xvi) the Title Commitments to be delivered by the Lead Participants pursuant to Section 3.2(r);
(xvii) such Required Seller's FIRPTA Affidavit;
(xviii) in the case of CL&P, certificates of title for all vehicles listed on Schedule 2.1(n) acquired by the Buyer;
(xix) amounts due from each such Required Seller, if any,
for the Estimated Adjustment pursuant to Section 2.6(c);
(xx) the items and documents listed in Section 2.1(g);
provided, in the case of documents located at the Facilities, the
Required
Sellers may furnish a certificate authorizing the Buyer to take possession
thereof in lieu of physical delivery at the Initial Closing Date,
and
provided further that in the event that applicable Law prohibits transfer
of the original documents on the Initial Closing Date, the
Required Sellers
shall provide certified copies of the items and documents, and provide the
original documents at such time allowable under applicable Law;
(xxi) a certificate of good standing with respect to each
such Required Seller, to the extent applicable (dated within five
(5)
Business Days of such Closing Date), issued by the appropriate
Secretary of
State for each such Required Seller;
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
(xxii) if applicable, the assets of each such Seller's
Decommissioning Funds;

(xxiii) a certificate from an authorized officer of the Lead Participants participating in the Initial Closing, dated the Closing Date, to the effect that the conditions set forth in Sections
6.1(a)(ii), 6.1(h) and 6.1(i) have been satisfied;
(xxiv) if WMECO does not sell its Ownership Share in Millstone Units 1 and 2 on the Initial Closing Date, an agreement in form and substance reasonably satisfactory to the Buyer and WMECO, pursuant to which WMECO grants to the Buyer and the Buyer agrees to perform, such rights and obligations with respect to such Units as are comparable to the rights and obligations granted to the Lead Participants under the Sharing Agreement for Millstone Unit 3 and to manage the use of Nuclear Fuel; and
(xxv) such other agreements, consents, documents, instruments and writings as are reasonably required to be delivered by each such Required Seller at or prior to the Initial Closing Date pursuant to this Agreement or the Related Agreements or otherwise reasonably required in connection herewith or therewith, including all such other instruments of sale, transfer, conveyance, assignment or assumption as the Buyer or its counsel may reasonably request in connection with the sale and transfer of the Acquired Assets or the transactions contemplated hereby; provided, however, that this subsection (xxv) shall not require such Required Seller to prepare or obtain any surveys relating to the Real Property.
(b) Subsequent Closing. At each Subsequent Closing (unless otherwise indicated), if appropriate, the Remaining Sellers participating in such Closing shall deliver the following to the Buyer, duly executed and properly acknowledged, relating to the Total Relevant Percentage of the Acquired
Assets being sold, assigned or transferred at such Subsequent
Closing:
(i) a Deed for the Real Property and Improvements and any owner's affidavits or similar documents required by the Title Company;

(ii) a Bill of Sale;

(iii) an Assignment and Assumption Agreement, if appropriate;

(iv) a Release of Mortgage Indenture, with such modifications as may be necessary to meet the requirements of such
Remaining Seller's mortgage, if any;
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
(v) originals, or copies certified to the Buyer's satisfaction, to the extent not delivered to the Buyer at the Initial
Closing or any prior Subsequent Closing, of the Transferable
Permits,
Material Contracts, Emergency Preparedness Agreements, Other
Assigned
Contracts, Leases and Estoppel Certificates, which shall be delivered to the Buyer at the Facilities or such other location as the Buyer shall request;
(vi) the consents, waivers or approvals set forth on
Schedule 2.11(a)(xi) and all other consents, waivers and approvals necessary for the transfer of the Total Relevant Percentage of the
Acquired Assets or the consummation of the transactions contemplated by this Agreement and the Related Agreements;
(vii) a certificate from an authorized officer of each such Remaining Seller, dated the relevant Closing Date, to the effect that the conditions with respect to such Seller in its individual capacity set forth in Sections 6.1(a)(i), 6.1(b), 6.1(d), 6.1(e), 6.1(f), 6.1(g), and 6.1(j) have been satisfied;
(viii) a copy, certified by an authorized officer of each such Remaining Seller, of resolutions authorizing the execution and delivery of this Agreement and the Related Agreements and instruments attached as exhibits hereto and thereto, and the consummation of the transactions contemplated hereby and thereby;
(ix) a certificate of an authorized officer of each such Remaining Seller which shall identify by name and title and bear the signature of the officers of such Remaining Seller authorized to execute and deliver this Agreement and the Related Agreements and instruments attached as exhibits hereto and thereto;
(x) an opinion or opinions from one or more internal or outside counsel to each such Remaining Seller (who shall be reasonably satisfactory to the Buyer), dated the Closing Date and reasonably satisfactory in form to the Buyer and its counsel, covering substantially the matters set forth in Schedule 2.11(a)(xv);
(xi) the items and documents listed in Section
2.1(g); provided, in the case of documents located at the Facilities, to the extent not delivered to the Buyer at the Initial Closing or any prior Subsequent Closing, the Remaining Sellers may furnish a certificate authorizing the Buyer to take possession thereof in lieu of physical delivery at the relevant Closing Date, and provided further that in the event that applicable Law prohibits transfer of the original documents on such Closing Date, the Remaining Sellers shall provide certified copies of the items and documents and provide the original documents at such time allowable under applicable Law;
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
(xii) the Title Commitment to be delivered by the Lead Participants pursuant to Section 3.2(r);
(xiii) such Remaining Seller's FIRPTA Affidavit;

(xiv) a certificate of good standing with respect to each such Remaining Seller, to the extent applicable (dated within five
(5) Business Days of such Closing Date), issued by the appropriate
Secretary of State for each such Remaining Seller;
(xv) if applicable, the assets of each such Remaining
Seller's Decommissioning Funds;

(xvi) a certificate from an authorized officer of the Lead Participants, dated the Closing Date, to the effect that the conditions set forth in Sections 6.1(a)(ii), 6.1(h) and 6.1(i) have been satisfied; and
(xvii) such other agreements, consents, documents, instruments and writings as are reasonably required to be delivered by each such Remaining Seller at or prior to such Closing Date pursuant to this Agreement or the Related Agreements or otherwise reasonably required in connection herewith or therewith, including all such other instruments of sale, transfer, conveyance, assignment or assumption as the Buyer or its counsel may reasonably request in connection with the sale and transfer of the Acquired Assets or the transactions contemplated hereby; provided, however, that this subsection
(xvii)
shall not require such Seller to prepare or obtain any surveys relating to the Real Property.
2.12. Deliveries by the Buyer at the Closing Date.
(a) Initial Closing. At the Initial Closing, if appropriate, the Buyer shall deliver to the Required Sellers duly executed and properly acknowledged, relating to the Total Relevant Percentage of the Acquired Assets being sold, assigned or transferred at such Closing:
(i) the Relevant Facilities Purchase Price, the
Relevant Fuel Purchase Price and amounts due from the Buyer, if any, for the Estimated Adjustment pursuant to Section 2.6(c);
(ii) an Assignment and Assumption Agreement;

(iii) the Asset Demarcation Agreement;
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(iv) the Interconnection Agreement;

(v) if applicable, the DTC Guarantee;

(vi) the Acceptable Credit Support;

(vii) evidence of the Buyer's membership in NEPOOL;

(viii) a certificate from an authorized officer of the Buyer, dated the Initial Closing Date, to the effect that the conditions set forth in Sections 6.2(a), 6.2(b), 6.2(d), 6.2(e), 6.2(f), 6.2(g), 6.2(h) and 6.2(i) have been satisfied;
(ix) a copy, certified by an authorized officer of the Buyer, of resolutions authorizing the execution and delivery of this Agreement and the Related Agreements to which the Buyer is a party and instruments attached as exhibits hereto and thereto, and the consummation of the transactions contemplated hereby and thereby;
(x) a certificate of an authorized officer of the Buyer which shall identify by name and title and bear the signature of the officers of the Buyer authorized to execute and deliver this
Agreement and the Related Agreements to which the Buyer is a party and instruments attached as exhibits hereto and thereto;
(xi) an opinion or opinions from one or more internal or outside counsel to the Buyer (who shall be reasonably satisfactory to the Lead Participants), dated the Initial Closing Date and reasonably satisfactory in form to the Lead Participants and their counsel, covering substantially the matters set forth in Schedule 2.12(a);
(xii) a certificate of good standing with respect to the Buyer (dated within five (5) Business Days of such Closing
Date)
issued by the Secretary of State of the jurisdiction of its organization; and
(xiii) such other agreements, consents, documents, instruments and writings as are reasonably required to be delivered by the Buyer at or prior to such Closing Date pursuant to this Agreement or the Related Agreements or otherwise reasonably required in connection herewith or therewith, including all such other instruments of assumption as the Lead Participants or their counsel may reasonably request in connection with the purchase of the Acquired Assets or the transactions contemplated hereby.
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
(b) Subsequent Closing. At each Subsequent Closing, if appropriate, the Buyer shall deliver to the Remaining Sellers participating at such Closing, duly executed and properly acknowledged, relating to the Total
Relevant Percentage of the Acquired Assets being sold, assigned or transferred at such Closing:
(i) the Relevant Facilities Purchase Price, the
Relevant Fuel Purchase Price and amounts due from the Buyer, if any, for the Estimated Adjustment pursuant to Section 2.6(c);
(ii) an Assignment and Assumption Agreement;

(iii) a certificate from an authorized officer of the Buyer, dated such Closing Date, to the effect that the conditions set forth in Sections 6.2(a), 6.2(b), 6.2(e), 6.2(f), 6.2(g),
6.2(d),
6.2(h) and 6.2(i) have been satisfied;
(iv) a copy, certified by an authorized officer of the Buyer, of resolutions authorizing the execution and delivery of this Agreement and the Related Agreements to which the Buyer is a party and instruments attached as exhibits hereto and thereto, and the consummation of the transactions contemplated hereby and thereby;
(v) a certificate of an authorized officer of the Buyer which shall identify by name and title and bear the signature of the officers of the Buyer authorized to execute and deliver this Agreement and the Related Agreements to which the Buyer is a party and instruments attached as exhibits hereto and thereto;
(vi) an opinion or opinions from one or more counsel to the Buyer (who shall be reasonably satisfactory to the Lead
Participants), dated such Closing Date and reasonably satisfactory in form to the Lead Participants and their counsel, covering substantially the matters set forth in Schedule 2.12(a);
(vii) a certificate of good standing with respect to the Buyer (dated within five (5) Business Days of such Closing
Date)
issued by the Secretary of State of the jurisdiction of its organization; and
(viii) such other agreements, consents, documents, instruments and writings as are reasonably required to be delivered by the Buyer at or prior to such Closing Date pursuant to this Agreement or the Related Agreements or otherwise reasonably required in connection herewith or therewith, including all such other instruments of assumption as the Lead Participants or their counsel may reasonably
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
request in connection with the purchase of the Acquired Assets or the transactions contemplated hereby.
3. Representations, Warranties and Disclaimers.
3.1. Representations and Warranties of Each Seller. Each of the
Lead
Participants and NNECO (as Sellers), jointly and severally, and each other
Seller, individually with respect to itself and neither jointly nor jointly and severally, with respect to such Seller's Ownership Share in Millstone Unit 3 only, hereby represents and warrants to the Buyer as of the Effective Date and the applicable Closing Date as follows, except in the case of the representation in Section 3.2(v), which shall only be given by those Sellers which have
Qualified Decommissioning Funds:
(a) Organization. Except in the case of VEG&T, such Seller is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to own, lease, and operate its properties and to carry on its business as is now being conducted. Copies of the charter and by-laws of such Seller, each as amended to date, will have been delivered to the Buyer prior to the
Closing Date to which such Seller is a Party and will be accurate and complete.
To the extent such Seller is not a Connecticut entity, such Seller is qualified to do business in Connecticut.
(b) Authorization, Execution and Enforceability of
Transactions. Such Seller has the full power and authority to execute and deliver this Agreement and the Related Agreements and, subject to receipt of its
Seller Regulatory Approvals, to perform its obligations hereunder and thereunder. All necessary actions or proceedings to be taken by or on the part of such Seller to authorize and permit the due execution and valid delivery by such Seller of this Agreement and the Related Agreements and the instruments required to be duly executed and validly delivered by such Seller pursuant hereto and thereto, the performance by such Seller of its obligations hereunder and thereunder, and the consummation by such Seller of the transactions contemplated herein and therein, have been duly and properly taken. This
Agreement has been duly executed and validly delivered by such Seller, and assuming due execution and delivery by the Buyer and receipt of all Seller
Regulatory Approvals, constitutes the valid and legally binding obligation of such Seller, enforceable in accordance with its terms and conditions, subject to applicable bankruptcy, insolvency, moratorium and other laws affecting the rights of creditors generally and the application of general principles of equity (regardless of whether such enforceability is sought in equity or at law). When each Related Agreement has been executed and delivered by the Buyer and such Seller and each other party thereto, such Related Agreement will constitute a valid and legally binding obligation of such Seller, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium and other laws affecting the rights of creditors generally and the application of general principles of equity (regardless of whether such enforceability is sought in equity or at law). Such Seller acknowledges the receipt and sufficiency of consideration with respect to this Agreement and each of the Related Agreements.
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
(c) Noncontravention. Subject to such Seller obtaining its Seller Regulatory Approvals, neither the execution and delivery by such Seller of this Agreement or any of the Related Agreements, or any other instrument, document or agreement required hereby to be executed and delivered by such
Seller at or prior to any Closing, nor the consummation of the transactions contemplated hereby and thereby will (i) violate or breach any Law to which such
Seller or any of its property is subject or any provision of the charter or by-laws of such Seller, or (ii) conflict with, result in a breach or forfeiture of, constitute a default under, result in the acceleration of, create in any Person the right to accelerate, terminate, modify, revoke, suspend or cancel, or require any notice under, or create in any Person the right to acquire all or any part of the Acquired Assets under any agreement, contract, lease, Permit, license, instrument, or other arrangement to which such Seller is bound or to which any of its assets is subject (or result in the imposition of any Lien upon any of the Acquired Assets), except for matters that, (x) in the aggregate, could not reasonably be expected to have a material adverse effect on such
Seller or its ability to perform its obligations under this Agreement and the
Related Agreements or for which a consent or waiver shall have been obtained,
(y) are disclosed on Schedule 3.1(c), or (z) arise in relation to any non-assigned rights under Permits, Material Contracts, Leases or Other Assigned
Contracts or other agreements or matters which have been expressly disclosed to the Buyer.
(d) Consents and Approvals. Except for Seller Regulatory Approvals, no declaration, filing or registration with, or notice to, or authorization, consent or approval of any Governmental Authority is necessary for the execution and delivery of this Agreement or the Related Agreements by such Seller, or the consummation of the transactions contemplated hereby or thereby.
(e) [RESERVED]

(f) Regulation as a Utility. To the extent described in
Schedule 3.1(f)(i), such Seller is a public service company and an electric company or other similar entity subject to regulation by a Governmental
Authority, as specified in Schedule 3.1(f)(i). To the extent described in
Schedule 3.1(f)(ii), such Seller is an "electric utility company" and a
"subsidiary company" of a "holding company" which is registered or exempt from registration under the Public Utility Holding Company Act of 1935, as amended.
Such Seller is an "electric utility" subject to regulation by FERC under the
Federal Power Act, as amended, and is a power reactor and materials licensee subject to regulation by the NRC under the Atomic Energy Act (as such terms are defined therein).
(g) Brokers' Fees. Such Seller has no Liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement for which the Buyer could become liable or obligated.
(h) [RESERVED]
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
(j) [RESERVED]
(k) Disclosure. The representations, warranties and statements contained in this Agreement, the Related Agreements and in the certificates, exhibits and schedules delivered by such Seller pursuant hereto and thereto to the Buyer do not contain any untrue statement of a material fact, and, when taken together, do not omit to state a material fact required to be stated therein or necessary in order to make such representations, warranties or statements not misleading in light of the circumstances under which they were made.
(l) [RESERVED]

(m) No Partnership. The Sellers' ownership of the Facilities as tenants in common does not constitute as of the date hereof, will not
constitute as of any Closing Date and has not constituted at any time, a
partnership for federal income tax purposes.
3.2. Representations and Warranties of Lead Participants. Each of the Lead Participants and NNECO, hereby represents and warrants to the Buyer
jointly and severally as of the Effective Date and each Closing
Date as follows:
(a) No Defects. Except as set forth in Schedule 3.2(a), there are no defects in the physical condition of any Improvements that constitute a
part of the Real Property which could reasonably be expected to have a Material
Adverse Effect.
(b) Absence of Certain Changes or Events. Since December 31,
1999, except as set forth in Schedule 3.2(b), there has not been:
(a) any
Material Adverse Effect, or (b) any damage, destruction or
casualty loss,
whether or not covered by insurance, which, individually or in the aggregate,
created or could reasonably be expected to create, a Material
Adverse Effect.
(c) Legal and Other Compliance. Neither such Lead Participant nor, to such Lead Participant's and NNECO's Knowledge, any other
Seller, has
received any written notice from any Governmental Authority that such Lead
Participant or Seller is not in compliance with all Laws (other than
Environmental Laws) applicable to the Acquired Assets or the
Assumed Liabilities
other than as disclosed in Schedule 3.2(c)(i), and neither such
Lead Participant
nor, to such Lead Participant's and NNECO's Knowledge, any other
Seller, has
violated such Laws, except for any violations that, individually or in the
aggregate, have not had and could not reasonably be expected to have a Material
Adverse Effect. The Sellers have obtained all Permits necessary for the
ownership and operation of the Acquired Assets as presently owned and operated.
Except as described in Schedule 3.2(c)(iii), all reports and returns required to
be filed in connection with the Acquired Assets or the Acquired
Assets Employees
with the NRC and other Governmental Authorities have been filed and all Permits
which are required in connection
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
with the business of owning and/or operating the Acquired Assets have been
obtained, other than those the failure of which to file and
obtain, have not had
and could not reasonably be expected to have a Material Adverse
Effect. Except
as set forth on Schedule 3.2(c)(ii), (i) all of such Permits are in full force
and effect and no proceedings for the suspension or cancellation of any of them
is pending or, to such Lead Participant's and NNECO's Knowledge, threatened and
(ii) no notice of violation of any of such Permits has been
received, except for
notices of violation which, individually or in the aggregate, have not had and
could not reasonably be expected to have a Material Adverse
Effect. All Permits
are being complied with, except for violations which could not, individually or
in the aggregate, reasonably be expected to have a Material
Adverse Effect.
Schedule 2.1(e) sets forth all Transferable Permits and Schedule
3.2(c)(ii) sets
forth all other Permits that are required by Law in order to own or operate the
Acquired Assets. No Governmental Authority has taken any action
(including NRC
orders or confirmatory action letters) that would prevent the
Facilities from
operating at their full rated capacity at or after any Closing, and to such Lead
Participant's and NNECO's Knowledge, there has been no
noncompliance by the
Sellers with NRC requirements that would prevent full power
operations of the
Facilities at or after the Closing.
(d) Utilities. To such Lead Participant's and NNECO's
Knowledge, the sewer and water systems and all other utilities that currently
service the Real Property are sufficient for the operation of the
Facilities.
Such Lead Participant and NNECO have no reason to believe that such systems and
utilities will not be sufficient to continue to operate the
Facilities, and such
services exist on the Initial Closing Date. Such Lead Participant and NNECO have
no Knowledge of and have not received any notice of the
curtailment of any
utility service supplied to the Real Property. To such Lead
Participant's and
NNECO's Knowledge, all water and all gas, electrical, steam, telecommunication,
sanitary and storm sewer and drainage lines, systems and hook-ups and all other
utilities and public and quasi-public improvements located upon, under, at or
adjacent to the Real Property required by law, ordinance, rule, code or
necessary for the normal operation of the Facilities, are
installed, are
connected under valid permits, are in good working order, are fully paid for and
enter onto the Real Property either through publicly dedicated rights of way or
valid easements.
(e) Contracts and Leases.
(i) Except (A) as listed in Schedules 2.1(c), 2.1(d),
2.1(f), 2.1(m)(ii) or 2.1(r) or any other Schedule, (B) for
contracts,
agreements, personal property leases, commitments,
understandings,
promises or instruments which will be fully performed or
terminated on
or prior to the Initial Closing Date, (C) for agreements with suppliers
entered into in the ordinary course of business that may be
assumed by
and assigned to the Buyer in the absence of a Third Party consent thereto and (D) the Other Assigned Contracts and Non-Assigned Contracts, there is no written contract, agreement, personal property lease, commitment, understanding, promise or instrument which is
(x)
material to the ownership or operation of the Acquired Assets or
(y)
provides for the sale of any amount of ancillary services,
capacity or
energy from any of the Acquired Assets
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
(whether or not entered into in the ordinary course of business).
The
Schedule of Leases attached as Schedule 2.1(d) (the "Lease
Schedule")
contains a description of all Leases now in effect, whether
written or
oral, including all amendments, extensions, modifications and supplements thereto, pursuant to which any Person uses or occupies any
part of the Real Property or Improvements. There are no Leases
other
than those set forth on the Lease Schedule.
None of the Non-Assigned Contracts are material to
the ownership or operation of the Acquired Asset or provide for the
sale of any amount of capacity or energy from any of the Acquired
Assets.
(ii) Each of the Material Contracts, Emergency
Preparedness Agreements, Leases and Other Assigned Contracts constitutes a valid and binding obligation enforceable in accordance with its terms, of the Lead Participants and Sellers party
thereto and,
to such Lead Participant's and NNECO's Knowledge, of the other parties
thereto and is in full force and effect.
(iii) All of the material provisions of each Material
Contract (other than the default of DOE under the DOE Standard Contract), Lease, Emergency Preparedness Agreement and Other Assigned
Contract have been complied with and there does not exist any breach,
violation or event of default under any such Material Contract
(other
than the default of DOE under the DOE Standard Contract), Lease, Emergency Preparedness Agreement and Other Assigned Contract on the
part of the Sellers, or to such Lead Participant's and NNECO's Knowledge, any other party thereto, or any event which after notice of lapse of time or both, could constitute an event of default under any
such Material Contract, Lease, Emergency Preparedness Agreement
and
Other Assigned Contract, except for such non-compliance or
default as
could not, individually or in the aggregate, reasonably be
expected to
have a Material Adverse Effect. Except as disclosed in Schedule
3.2(g),
there is no action, suit, proceeding or investigation pending, or to
such Lead Participant's and NNECO's Knowledge, threatened before any
court or before any Governmental Authority for the renegotiation of or
any other adjustment of or otherwise relating to any such
Material
Contract, Lease, Emergency Preparedness Agreement or Other
Assigned
Contract (except for such matters as could not, individually or in the
aggregate, reasonably be expected to have a Material Adverse
Effect).
(iv) The Persons holding interests in each of
Millstone Unit 1, 2 and 3 and their respective Ownership Shares are as
set forth in Schedule 1. Other than as set forth in the Sharing Agreement or otherwise disclosed in Schedule 3.1(c), there are
(A) no
restrictions on the transfer of Sellers' interests in Millstone
Unit 1,
2 or 3 (other than Buyer Regulatory Approvals and Seller
Regulatory
Approvals) and (B) no options or other rights to acquire Sellers' interests in Millstone Unit 1, 2 or 3. The Acquired Assets owned by
CL&P and WMECO being transferred hereunder are substantially all of
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
CL&P's and WMECO's respective generating facilities. The sale to
and
purchase by the Buyer of the Acquired Assets will not entitle any
Person to
exercise any purchase options, rights of first refusal, or
similar rights
with respect to the Acquired Assets or the interest therein to be purchased
by the Buyer under this Agreement.
(f) Insurance. Except as set forth in Schedule 3.2(f), all
policies
of nuclear property damage, nuclear liability, public liability, worker's
compensation and other forms of insurance owned or held by the
Sellers or their
Affiliates and insuring the Acquired Assets are in full force and effect, all
premiums with respect thereto covering all periods up to and including the date
as of which this representation is being made have been paid
(other than
retrospective premiums which may be payable with respect to
nuclear liability,
nuclear property damage, public liability, worker's compensation insurance and
other similar insurance policies as to which Sellers have
received no notice),
and no notice of cancellation or termination has been received with respect to
any such policy which was not replaced on substantially similar terms prior to
the date of such cancellation. Except as described in Schedule
3.2(f),
none of the Sellers has been refused any insurance with respect to the Acquired
Assets nor has the coverage of such insurance been limited by any insurance
carrier to which it has applied for any such insurance or with which it has
carried insurance during the last twelve months.
(g) Litigation. Except as set forth on Schedule 3.2(g), (i) there are no claims, actions, proceedings or investigations pending or, to such Lead
Participant's and NNECO's Knowledge, threatened before any court or Governmental
Authority which, individually or in the aggregate, could
reasonably be expected
to have a Material Adverse Effect or that question the validity of this
Agreement or the Related Agreements or of any action taken or to be taken
pursuant to or in connection with the provisions of this
Agreement or the
Related Agreements and which, individually or in the aggregate, could reasonably
be expected to have a Material Adverse Effect; (ii) neither such
Lead
Participant nor, to such Lead Participant's and NNECO's
Knowledge, any other
Seller is subject to any outstanding judgment, rule, order,
citation, fine,
penalty, writ, injunction or decree of any court or Governmental
Authority
which, individually or in the aggregate, could reasonably be expected to have a
Material Adverse Effect; and (iii) neither such Lead Participant nor, to such
Lead Participant's and NNECO's Knowledge, any other Seller has received any
written notification that it is in violation of any Laws or
Permits with respect
to the Acquired Assets or Assumed Liabilities, except for
notifications of
violations which could not, individually or in the aggregate, reasonably be
expected to have a Material Adverse Effect. As at the Effective
Date, no
petition is filed or is pending under 10 C.F.R. Section 2.206 or
Section 2.802,
or any claim for review of any action thereon. Subject to the preceding
sentence, a petition filed or pending under 10 C.F.R. Section
2.206 or Section
2.802, or any claim for review of any action thereon, shall not be considered to
be within the scope of this representation.
(h) Employees. There are no collective bargaining agreements which
relate to employees of each Lead Participant, NNECO, NUSCO, and their Affiliates
where employment involves the Acquired Assets (the "Collective
Bargaining
Agreements"). No Plant Employees
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
are represented by a labor union or other authorized bargaining representative.
Schedule 5.7(b)(i) contains a true and complete list of the Plant
Employees. The
Lead Participants and NNECO have delivered to the Buyer prior to the Effective
Date a true and complete list of the lowest level of the wages and overall
compensation of each Plant Employee in effect during the six-
month period prior
to the Effective Date (the "Plant Employee Disclosure Letter").
Except as
described in Schedule 3.2(h): (i) there has been no work stoppage due to labor
disagreements experienced at the Facilities in the past five (5)
years; (ii)
such Lead Participant, NNECO, and their Affiliates are in
compliance in all
material respects with all applicable Laws respecting employment and employment
practices, terms and conditions of employment (including, without limitation,
Employee Benefit Plans) and wages and hours relating to the Plant
Employees;
(iii) such Lead Participant and its Affiliates have not received written notice
from any Governmental Authority of any unfair labor practice charge or complaint
against such Lead Participant pending or, to such Lead
Participant's and NNECO's
Knowledge, threatened before the National Labor Relations Board or any other
Governmental Authority with respect to such Plant Employees; (iv)
no arbitration
proceeding arising out of or under any Collective Bargaining
Agreement with
respect to the Acquired Assets other than proceedings arising in connection with
individual employee grievance procedures, is pending against such
Lead
Participant or its Affiliates; (v) there is no labor strike, slowdown or
stoppage actually pending or, to such Lead Participant's and
NNECO's Knowledge,
threatened by any union or authorized representative of employees of such Lead
Participant or its Affiliates related to the Acquired Assets against or
affecting such Lead Participant or its Affiliates; and (vi)
except as set forth
in Schedule 3.2(g), there are no charges of discrimination
pending with the
Equal Employment Opportunity Commission or state or local
counterpart, the U.S.
Department of Labor, the NRC or any other Government Authority related to
services performed in connection with the Acquired Assets.
(i) Environmental Matters. Except as disclosed in Schedule
3.2(i),
such Lead Participant and its Affiliates, and to such Lead
Participant's and
NNECO's Knowledge, each of the other Sellers, has not received any written
notice from any Governmental Authority, nor do they have
Knowledge of any
condition that would reasonably be expected to lead to such a notice, that it is
not or has not been in compliance with Environmental Laws the violation of which
could reasonably be expected to have a Material Adverse Effect.
There are no
Environmental Liabilities existing at any Site, except as
disclosed in Schedule
3.2(i), that, in the aggregate, could reasonably be expected to
(x) have a
Material Adverse Effect or (y) require Remediation in excess of
One Million
Dollars ($1,000,000). Except as disclosed in Schedule 3.2(i), there are no
underground storage tanks, active or abandoned or polychlorinated-
biphenyl
containing equipment located on any Site. All environmental
audits or
assessments conducted on or after January 1, 1990 by, or on
behalf of, or which
are in the possession of such Lead Participants or their
Affiliates, have been
made available to the Buyer prior to execution of this Agreement and all
environmental audits or assessments conducted prior to such date by, on behalf
of, or which are in the possession of such Lead Participant or its Affiliates
have also been made available to the Buyer prior to execution of this Agreement.
(j) Condemnation. Except as set forth on Schedule 3.2(j), there is
no pending or, to such Lead Participant's and NNECO's Knowledge, threatened
proceeding by any
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Governmental Authority to condemn or take by power of eminent domain or
otherwise, all or any part of the Acquired Assets, which could reasonably be
expected to constitute a Material Adverse Effect.
(k) Intellectual Property. Except as set forth in Schedule
3,2(k),
such Lead Participant or its Affiliates has ownership of, or license to use, all
of the Intellectual Property relating to the Acquired Assets and the rights of
the Sellers in all of such (i) Owned Intellectual Property
relating to the
Acquired Assets are freely transferable and (ii) Licensed
Intellectual Property
relating to the Acquired Assets are freely assignable. There are no claims or
demands of any other Person pertaining to any such Intellectual
Property and no
proceedings have been instituted, or are pending or, to such Lead
Participant's
and NNECO's Knowledge, threatened, which challenge the rights of the Sellers in
respect thereof. All licenses or other agreements under which the
Sellers are
granted rights in Intellectual Property relating to the Acquired
Assets are
listed on Schedule 3.2(k). All licenses or other agreements under which the
Sellers have granted rights to others in Intellectual Property relating to the
Acquired Assets owned or licensed by the Sellers are listed on
Schedule 3.2(k).
Except as set forth in Schedule 3.2(k), all of such licenses or other agreements
are in full force and effect, there is no material default by any party thereto,
and, all of the Sellers' rights thereunder are freely assignable.
The business
and activities of such Lead Participant and any other Sellers related primarily
to the Facilities do not infringe any Intellectual Property of any other Person.
None of the Owned Intellectual Property or, to such Lead
Participant's and
NNECO's Knowledge, the Licensed Intellectual Property infringe any Intellectual
Property of any other Person. Neither such Lead Participant nor, to such Lead
Participant's and NNECO's Knowledge, any other Seller is making unauthorized use
of any confidential information or trade secrets of any Person, including
without limitation any former employer of any past or present employee of the
Sellers.
(l) Accounting Methods. Since December 31, 1999, such Lead Participant and NNECO have not materially changed, and during the Interim Period shall not materially change, its accounting methods or practices, credit
practices or collection policies.
(m) Complete Copies. True and complete copies of the Material Contracts, the Leases, the Emergency Preparedness Agreements, the Transferable
Permits, the Title Commitment and the Other Assigned Contracts
have been
delivered to the Buyer.
(n) Operability. Except to the extent any Other Assigned Contract may not be assigned or assignable in whole or part to the Buyer or any Permit
may not be transferable to the Buyer, and subject to such
amendments to Schedule
2.1(u) as the Parties may agree to make during the Interim Period and other
provisions, limitations and conditions expressly set forth in this Agreement and
the Related Agreements, the Acquired Assets constitute all of the assets that
are necessary and sufficient to own and operate the Facilities by the Sellers in
the manner in which they have been operated during the twelve-
month period
immediately prior to the Initial Closing Date.
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
(o) Employees Benefit Programs. Schedule 5.7(d) lists as of the Effective Date, all Employee Benefit Plans established, sponsored, maintained or
contributed to (or to which there is an obligation to contribute)
by such Lead
Participant or its Affiliates in respect of the Acquired Assets
Employees.
Accurate and complete copies of all such Employee Benefit Plans have been made
available to the Buyer. No Employee Benefit Plan and no "employee pension
benefit plan" (as defined in Section 3(2) of ERISA) maintained by the Sellers or
any trade or business (whether or not incorporated) which are or have ever been
under common control, or which are or have ever been treated as a single
employer, with any of the Sellers under Section 414(b), (c), (m)
or (o) of the
Code, or to which the Sellers or any such ERISA affiliate has contributed, is a
Multiemployer Plan. Except as disclosed in Schedule 5.7(d) with respect to the
Acquired Assets Employees, each of such Lead Participant or its
Affiliates does
not contribute to, and has no obligation to contribute to, any
Multiemployer
Plan. No liability under Title IV or Section 302 of ERISA or
Section 412 of the
Code has been incurred by such Lead Participants or their
Affiliates, with
respect to the Acquired Assets Employees that has not been
satisfied in full,
and no condition exists that presents a material risk to the
Buyer of incurring
any such liability, other than liability for premiums due the
Pension Benefit
Guaranty Corporation, which premiums have been paid to the extent due on or
prior to the Initial Closing Date.
Except as set forth in the preceding paragraph, (i) none of the Sellers or their Affiliates establishes, sponsors, maintains or contributes to
(nor is there an obligation to contribute to) any Employee
Benefit Plans in
respect of the Acquired Assets Employees and (ii) none of the
Sellers or their
Affiliates have any Liabilities for any form of compensation or benefits under
any Employee Benefit Plan of any such Seller or such Affiliate, or any other
agreement, plan, practice, policy, instrument or document, in any such case,
relating to any of the Acquired Assets Employee, any applicable
Law or
otherwise.
(p) Zoning. The Real Property is currently zoned in zoning
categories
which presently permit, and which after giving effect to the
Closing, will
continue to permit the operation of the Facilities. The Lead
Participants have
not requested, applied for, or given its consent to, and the Lead
Participants
have no knowledge of, any pending zoning variance or change with respect to the
zoning of the Real Property. To such Lead Participant's and
NNECO's Knowledge,
there exist no outstanding covenants or agreements in connection with the zoning
of the Real Property or any portion thereof which would bind or require Buyer to
perform any actions or pay any monies in connection therewith.
(q) Real Property; Plant and Equipment. Schedule 2.1(c) contains
a
complete description of the major equipment components and
personal property
comprising the Acquired Assets. Except for the exceptions listed in Schedule
3.2(q), the Acquired Assets conform in all respects to the
Technical
Specifications and the Final Safety Analysis Report (FSAR) and
are being
operated in all respects in conformance with all applicable
requirements under
Nuclear Laws, and the rules, regulations, orders and licenses issued thereunder,
except for such non-conformance thereof which, individually or in the aggregate,
could not reasonably be expected to have a Material Adverse
Effect.
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
(r) Title to Acquired Assets. Subject to Permitted Encumbrances,
each
of the Sellers holds good and marketable title to its tenant-in-
common interest
(as set forth on Schedule 1 hereto) in the Real Property to the extent, and only
to the extent, specified in Schedule A to the title insurance commitments
attached hereto as in Schedule 3.2(r) (the "Title Commitments").
The Real
Property constitutes all of the real property necessary for the use and
operation of the Acquired Assets. Except as set forth in Schedule
3.2(r) and
except for Permitted Encumbrances, each of the Sellers has good and valid title
to, a valid leasehold interest in, valid rights under contract to use, or
license for, its tenant-in-common interest in the other Acquired
Assets, free
and clear of all Liens. Each of the Sellers owns a tenant-in-
common interest in
the Acquired Assets in a percentage equal to its Ownership Share as set forth in
Schedule 1, or, in the case of NNECO's assets, a beneficial
interest held
indirectly through the Lead Participants, acting on behalf of the
Associate
Participants. There are no public or private special assessments levied or, to
the Knowledge of such the Lead Participants, threatened against the Acquired
Assets except for those items, if any, as to which the Lead
Participants will
indemnify the Buyer pursuant to Section 9.3. Complete and correct copies of any
current surveys of the Real Property in the Lead Participants'
possession and
any policies of title insurance (including copies of exceptions reflected
thereon) currently in force and in the possession of the Lead
Participants with
respect to any Seller's interest in the Real Property have been delivered to
Buyer.
(s) Disclosure. There are no facts which presently may or in the future could reasonably be expected to have a Material Adverse Effect which have not been specifically disclosed herein or in the Related
Agreements, and in the
exhibits and schedules thereto and certificates referenced
therein, other than
general economic conditions affecting the Sellers' industry.
(t) Taxes. All Tax Returns of the Sellers required to be filed regarding the ownership or operation of the Acquired Assets have been filed, and all Taxes due as indicated thereon have been paid, except where
(as described in
Schedule 3.2(t)) such Taxes are being contested in good faith by appropriate
proceedings, or where the failure to file or pay, in either case, could not
reasonably be expected to have a Material Adverse Effect. There is no unpaid Tax
on any Seller's ownership, operation or use of the Acquired
Assets for which the
Buyer could become liable. There are no Liens for Taxes upon such
Seller's
Ownership Share of the Acquired Assets, except for Liens for
Taxes not yet due
and payable and Liens for Taxes that are being contested in good faith and for
which adjusted reserves have been established in accordance with
GAAP (as
described in Schedule 3.2(t)). Except as disclosed in Schedule
3.2(t), (i) none
of the Sellers has waived any statute of limitations in respect of Taxes or
agreed to any extension with respect to a Tax assessment or
deficiency in
connection with the Acquired Assets and (ii) there is no material dispute or
claim concerning any Tax either (A) claimed or raised by any
Governmental
Authority in writing or (B) as to which any of the directors or officers of the
Seller have Knowledge based upon a personal contact with any agent of such
Governmental Authority.
(u) Volume Discount. The Lead Participants make no representation
or
warranty that any volume discounts or other special pricing
available to such
Lead Participants prior to
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such Closing Date under any Material Contract, Lease, Emergency
Preparedness
Agreement or Other Assigned Contract will be available to the
Buyer following
the assignment and assumption thereof.
(v) Qualified Decommissioning Fund.
As to each Seller that has a Qualified Decommissioning Fund,
(i) With respect to all periods ending on or prior to the
Closing Date on which such Seller transfers its Ownership Share:
(A) the
Qualified Decommissioning Fund(s) of such Seller are trust(s), validly
existing under the laws of the State of Connecticut with all requisite
authority to conduct its affairs as it now does; (B) the
Qualified
Decommissioning Fund(s) of such Seller satisfy the requirements necessary
for each such Qualified Decommissioning Fund to be treated as a
"Nuclear
Decommissioning Reserve Fund" within the meaning of Section
468A(a) of the
Code and as a "nuclear decommissioning fund" and a "qualified nuclear
decommissioning fund" within the meaning of Treas. Reg. ss.
1.468A-1(b)(3);
(C) each such Qualified Decommissioning Fund is in compliance in all
material respects with all applicable Laws of any Governmental
Authority
having jurisdiction (including, without limitation, the NRC, the
DPUC and
the IRS), and the Qualified Decommissioning Fund(s) of such
Seller have not
engaged in any acts of "self-dealing" as defined in Treas. Reg.
ss. 1.468A-
5(b)(2); (D) no "excess contribution," as defined in Treas. Reg.
ss.
1.468A-5(c)(2)(ii), has been made to any Qualified
Decommissioning Fund(s)
of such Seller which has not been withdrawn within the period provided
under Treas. Reg. ss. 1.468A-5(c)(2)(i); and (E) such Seller has made
timely and valid elections to make annual contributions to its
Qualified
Decommissioning Fund(s) since and including such Seller's taxable year
ending after July 18, 1984 (and in the case of the Qualified Decommissioning Fund maintained for Millstone Unit 3, since and including such Seller's taxable year ending after April, 1986) and has heretofore
delivered copies of such elections to the Buyer. Such Seller has heretofore
delivered to the Buyer a copy of its Decommissioning Trust
Agreement(s) as
in effect on the Effective Date. Such Seller agrees not to amend its
Decommissioning Trust Agreement(s) between the Effective Date and the
Closing Date on which such Seller transfers its Ownership Share without the
Buyer's prior written consent, which shall not be unreasonably withheld.
(ii) Subject only to Seller Regulatory Approvals, such
Seller and the Trustee(s) have or shall have prior to the Initial
Closing
Date or Subsequent Closing Date, as the case may be, all
requisite right,
power and authority to cause the assets of each Qualified
Decommissioning
Fund to be transferred to the Buyer's Qualified Decommissioning
Fund in
accordance with the provisions of this Agreement.
(iii) With respect to all periods ending on or prior to the Closing Date on which such Seller transfers its Ownership Share,
(A) such
Seller and/or the Trustee(s)
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of the Qualified Decommissioning Funds has/have filed or caused to be filed
with the NRC, the IRS and all other applicable Governmental
Authorities all
material forms, statements, reports, documents (including all exhibits,
amendments and supplements thereto) required to be filed by such entities;
and (B) there are no interim rate orders that may be
retroactively adjusted
or retroactive adjustments to interim rate orders that may affect amounts
to be contributed by the Buyer to the Qualified Decommissioning
Funds or to
be transferred from such Seller's Qualified Decommissioning Funds to the
Buyer's Qualified Decommissioning Fund. Such Seller has delivered to the
Buyer a copy of the schedules of ruling amounts (the "IRS Ruling
Amounts")
most recently issued by the IRS for each of the Qualified
Decommissioning
Funds, a copy of the requests that were filed to obtain such IRS
Ruling
Amounts and a copy of any pending request for revised IRS Ruling
Amounts,
in each case together with all exhibits, amendments and
supplements
thereto. Any excess amounts contributed to the Qualified
Decommissioning
Funds while such request(s) is/are pending before the IRS which exceed the
applicable amounts provided in the IRS Ruling Amounts issued by the IRS
will be withdrawn by the applicable Seller from the Qualified Decommissioning Funds within the period provided under Treas.
Reg. ss.
1.468A-5(c)(2)(i).
(iv) Such Seller has made available to the Buyer a statement of assets and liabilities verified by the Trustee(s) for its Qualified
Decommissioning Fund(s) as of June 30, 2000, and such statement of assets
or liabilities will be updated by such Trustee as of the second
Business
Day before such Closing Date on which such Seller transfers its
Ownership
Share, which statement of assets and liabilities presents fairly as of June
30, 2000, and which updated statement will fairly present as of the last
Business Day prior to such Closing Date on which such Seller transfers its
Ownership Share, the financial position of each Qualified
Decommissioning
Fund. Each Seller will make available to the Buyer information from which
the Buyer can determine the Tax Basis of all assets in such
Seller's
Qualified Decommissioning Fund(s) as of the second Business Day prior to
the Closing Date on which such Seller transfers its Ownership
Share. There
are no Liabilities (whether absolute, accrued, contingent or otherwise and
whether due or to become due), including, but not limited to, any acts of
"self-dealing" as defined in Treas. Reg. ss. 1.468A-5(b)(2) or agency or
other legal proceedings that may materially affect the financial position
of the Qualified Decommissioning Funds other than those, if any, that are
disclosed on Schedule 3.2(v).
(v) Such Seller has made available to the Buyer copies of all contracts and agreements to which the Trustee(s) of the Qualified Decommissioning Fund(s), in its capacity as such, is a party.
(vi) With respect to all periods ending on or prior to the
Closing Date on which such Seller transfers its Ownership Shares, such
Seller's Qualified Decommissioning Fund(s) have filed all Tax
Returns
required to be filed and all material Taxes shown to be due on such Tax
Returns have been paid in full. Except as shown in
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Schedule 3.2(v), no notice of deficiency or assessment has been received
from any taxing authority with respect to liability for Taxes of any such
Seller's Qualified Decommissioning Fund(s) which have not been fully paid
or finally settled, and any such deficiency shown in such
Schedule 3.2(v)
is being contested in good faith through appropriate proceedings.
Except as
set forth in Schedule 3.2(v), there are no outstanding agreements
or
waivers extending the applicable statutory periods of limitations for Taxes
associated with the Qualified Decommissioning Funds for any
period and none
of the Qualified Decommissioning Funds currently is the
beneficiary of any
extension of time within which to file any Tax Returns. All such
Tax
Returns are true, complete and accurate. All Taxes owed by or with respect
to such Qualified Decommissioning Fund(s) with respect to periods ending on
or prior to the Closing Date on which such Seller transfers its
Ownership
Share have been paid in full (regardless of whether such Taxes are shown to
be due on the Tax Returns filed by such Qualified Decommissioning
Fund(s))
(vii) To the extent such Seller has pooled the assets of the Qualified Decommissioning Fund(s) with those of any other assets for investment purposes in periods prior to Closing, such pooling arrangement
is not taxable as a corporation for federal income tax purposes and all Tax
Returns required to be filed with respect to such pooling
arrangement have
been filed.
(w) Nonqualified Decommissioning Funds.
(i) With respect to all periods ending on or prior to the
Closing Date on which a Seller transfers its Ownership Share, the Nonqualified Decommissioning Fund(s) of such Seller are trust(s) validly existing under the laws of the State of Connecticut with all requisite
authority to conduct their affairs as they now do. The
Nonqualified
Decommissioning Fund(s) of such Seller are (i) in compliance in all
material respects with applicable Laws of any Governmental
Authority having
jurisdiction (including, without limitation, the NRC, the DPUC and the IRS)
and (ii) considered grantor trusts under Sections 671 through 677 of the
Code and such Seller is the grantor of such trusts. Such Seller has
delivered to Buyer a copy of its Decommissioning Trust Agreement as in
effect on the Effective Date. Such Seller agrees not to amend its Decommissioning Trust Agreement(s) between the Effective Date and the
Closing Date on which such Seller transfers its Ownership Share without the
Buyer's prior written consent, which shall not be unreasonably withheld.
(ii) Subject only to Seller Regulatory Approvals, such Seller and the Trustee(s) have or shall have prior to the Initial
Closing Date or
Subsequent Closing Date, as the case may be, all requisite right, power and
authority to cause the assets of each Nonqualified
Decommissioning Fund to
be transferred to the Buyer's Nonqualified Decommissioning Fund in
accordance with the provisions of this Agreement.
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(iii) With respect to all periods ending on or prior to the
Closing Date on which such Seller transfers its Ownership Share, such
Seller and the Trustee of the Nonqualified Decommissioning
Fund(s) have
filed or caused to be filed with the NRC, the IRS and all other applicable
Governmental Authorities all material forms, statements, reports, documents
(including all exhibits, amendments and supplements thereto)
required to be
filed by any of them.
(iv) Each Seller has made available to the Buyer a statement of assets and liabilities verified by the Trustee(s) for its Nonqualified
Decommissioning Fund(s) as of June 30, 2000, and such statement of assets
and liabilities will be updated by such Trustee as of the last
Business Day
before the Closing Date on which such Seller transfers its
Ownership Share,
which statement of assets and liabilities presents fairly as of
June 30,
2000, and which updated statement will fairly present as of the last
Business Day before the Closing Date on which such Seller
transfers its
Ownership Share, the financial position of each Nonqualified Decommissioning Fund. Each Seller will make available to the
Buyer
information from which the Buyer can determine the Tax Basis of all assets
in such Seller's Nonqualified Decommissioning Fund(s) as of the second
Business Day prior to the Closing Date on which such Seller
transfers its
Ownership Share. There are no Liabilities (whether absolute, accrued,
contingent or otherwise and whether due or to become due)
including, but
not limited to, agency, administrative or other legal
proceedings, that may
materially affect the financial position of the Nonqualified Decommissioning Fund(s) other than those, if any, that are disclosed on
Schedule 3.2(w).
(v) Each Seller has made available to the Buyer all contracts and agreements to which the Trustee of the Nonqualified
Decommissioning
Funds, in its capacity as such, is a party.
(vi) To the extent any Seller has pooled the assets of the Nonqualified Decommissioning Funds with any other assets for investment purposes in periods ending on or prior to the Closing Date on which such
Seller transfers its Ownership Share, such pooling arrangement is not
taxable as a corporation for federal income tax purposes and all
Tax
Returns required to be filed with respect to such pooling
arrangement have
been filed.
(x) Undisclosed Liabilities. Except as otherwise disclosed in this
Agreement, the Acquired Assets are not subject to any material
Liability or
obligation (whether absolute, accrued, contingent or otherwise and whether due
or to become due) that has not been accrued or reserved against in each Seller's
financial statements as of the end of the most recent fiscal quarter for which
such statements are available or disclosed in the notes thereto in accordance
with GAAP.
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
(y) Authority of the Lead Participants. The Lead Participants
have
been authorized to act as the agent on behalf of the Sellers pursuant to the
terms of the Authorization Agreements or otherwise and to enter into such
agreements and covenants set forth herein.
3.3. Disclaimers Regarding Acquired Assets. EXCEPT FOR ANY
REPRESENTATIONS
AND WARRANTIES EXPRESSLY SET FORTH IN THIS AGREEMENT, THE RELATED AGREEMENTS OR ANY CERTIFICATES, EXHIBITS OR SCHEDULES HERETO AND THERETO, (A) THE ACQUIRED
ASSETS ARE SOLD "AS IS, WHERE IS AND WITH ALL FAULTS," AND (B)
THE SELLERS
SPECIFICALLY DISCLAIM ANY REPRESENTATION OR WARRANTY OF MERCHANTABILITY, USAGE, SUITABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE WITH RESPECT TO THE ACQUIRED ASSETS, OR ANY PART THEREOF, OR AS TO THE WORKMANSHIP THEREOF, OR THE ABSENCE OF ANY DEFECTS THEREIN, WHETHER LATENT OR PATENT. WITHOUT LIMITING THE
GENERALITY OF THE FOREGOING, EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT OR IN ANY RELATED AGREEMENT, THE SELLERS EXPRESSLY DISCLAIM ANY REPRESENTATION OR WARRANTY OF ANY KIND REGARDING THE SUITABILITY OF THE FACILITIES FOR OPERATION AS POWER PLANTS. NO OTHER MATERIAL OR INFORMATION PROVIDED BY OR COMMUNICATIONS MADE BY THE SELLERS OR ANY REPRESENTATIVE, OR BY ANY BROKER OR INVESTMENT BANKER, INCLUDING WITHOUT LIMITATION ANY INFORMATION
OR MATERIAL CONTAINED IN ANY OFFERING MEMORANDUM OR REQUEST FOR BIDS AND ANY ORAL, WRITTEN OR ELECTRONIC RESPONSE TO ANY INFORMATION REQUEST PROVIDED TO THE BUYER, WILL CAUSE OR CREATE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO THE TITLE, CONDITION, VALUE OR QUALITY OF THE ACQUIRED ASSETS OR ANY PART THEREOF.
THE PROVISIONS OF THIS SECTION HAVE BEEN NEGOTIATED BY THE
PARTIES
HERETO AFTER DUE CONSIDERATION AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION OF ANY REPRESENTATIONS AND WARRANTIES, WHETHER EXPRESS OR IMPLIED OR STATUTORY, OTHER THAN THOSE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN THIS AGREEMENT, THE RELATED AGREEMENTS OR ANY CERTIFICATE, EXHIBITS OR SCHEDULES HERETO AND THERETO THAT MAY ARISE PURSUANT TO ANY LAW NOW OR HEREAFTER IN EFFECT, OR OTHERWISE. The disclaimers contained in this section are "conspicuous" disclaimers. Any covenants implied by law or by the use of the words "contribute," "grant," "convey," "assign," "transfer," or
"deliver," or
any other words used in this Agreement are hereby expressly
disclaimed, waived
and negated.
4. Representations and Warranties of the Buyer. The Buyer
represents and
warrants to the Sellers as of the Effective Date and each Closing
Date as
follows:
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4.1. Organization of the Buyer. The Buyer is a corporation, duly organized, validly existing and in good standing under the laws of the
jurisdiction of its organization. Copies of the certificate of incorporation and
by-laws of the Buyer, as amended to date, have been heretofore delivered to the
Sellers and are accurate and complete. The Buyer is, or on the
Initial Closing
Date will be, qualified to conduct business in the State of
Connecticut.
4.2. Authority, Execution and Enforceability of Transactions. The Buyer has the power and authority to execute and deliver this Agreement and the
Related Agreements and, subject to receipt of all Buyer
Regulatory Approvals, to
perform its obligations hereunder and thereunder. All actions or proceedings to
be taken by or on the part of the Buyer to authorize and permit the due
execution and valid delivery by the Buyer of this Agreement, the
Related
Agreements and the instruments required to be duly executed and validly
delivered by Buyer pursuant hereto and thereto, the performance by the Buyer of
its obligations hereunder and thereunder, and the consummation by the Buyer of
the transactions contemplated herein and therein, have been duly and properly
taken. This Agreement has been duly executed and validly
delivered by the Buyer,
and assuming due execution and delivery by the Sellers and
receipt of all Buyer
Regulatory Approvals, constitutes the valid and legally binding obligation of
the Buyer, enforceable in accordance with its terms and
conditions, subject to
applicable bankruptcy, insolvency, moratorium and other laws affecting the
rights of creditors generally and the application of general principles of
equity (regardless of whether such enforceability is sought in equity or at
law). When each Related Agreement has been executed and delivered by the Buyer
and the Sellers and each other party thereto, such Related
Agreement will
constitute a valid and legally binding obligation of the Buyer, enforceable in
accordance with its terms, subject to applicable bankruptcy, insolvency,
moratorium and other laws affecting the rights of creditors
generally and the
application of general principles of equity (regardless of
whether such
enforceability is sought in equity or at law). The Buyer
acknowledges receipt
and sufficiency of consideration in regard to this Agreement and each of the
Related Agreements.
4.3. Noncontravention. Subject to the Buyer obtaining its Buyer Regulatory Approvals, neither the execution and delivery of this Agreement or any of the Related Agreements, or any other instrument, document or agreement
required hereby to be executed and delivered by the Buyer at or prior to any
Closing nor the consummation of the transactions contemplated hereby and thereby
will (a) violate or breach any Law to which the Buyer is subject or any
provision of its organizational documents or (b) conflict with, result in a
breach or forfeiture of, constitute a default under, result in the acceleration
of, create in any party the right to accelerate, terminate,
modify, revoke,
suspend or cancel, or require any notice under any agreement, contract, lease,
Permit, license, instrument or other arrangement to which Buyer is bound or to
which any of its assets is subject, except for matters that could not reasonably
be expected to constitute a material adverse effect on Buyer or its ability to
perform its obligations under this Agreement and the Related
Agreements or that
are disclosed on Schedule 4.3.
4.4. Consents and Approvals. Except for Buyer Regulatory
Approvals, no
declaration, filing or registration with, or notice to, or
authorization,
consent or approval of any
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
Governmental Authority is necessary for the execution and
delivery of this
Agreement or the Related Agreements by the Buyer, or the
consummation of the
transactions contemplated hereby or thereby by the Buyer.
4.5. Brokers' Fees. The Buyer has no Liability or obligation to pay
any fees or commissions to any broker, finder or agent with
respect to the
transactions contemplated by this Agreement for which the Sellers could become
liable or obligated.
4.6. Litigation. There are no claims, actions, proceedings or investigations pending or, to the Buyer's Knowledge, threatened before any court or Governmental Authority which, individually or in the
aggregate, could
reasonably be expected to have a material adverse effect on Buyer or its ability
to perform its obligations under this Agreement and the Related
Agreements or
that question the validity of this Agreement or the Related
Agreements or of any
action taken or to be taken pursuant to or in connection with the provisions of
this Agreement or the Related Agreements and which, individually or in the
aggregate, could reasonably be expected to have a material
adverse effect on
Buyer or its ability to perform its obligations under this
Agreement and the
Related Agreements. The Buyer is not subject to any outstanding judgment, rule,
order, citation, fine, penalty, writ, injunction or decree of any court or
Governmental Authority which, individually or in the aggregate, could reasonably
be expected to have a material adverse effect on Buyer or its ability to perform
its obligations under this Agreement and the Related Agreements, and the Buyer
has not received any written notification that it is in violation of any Laws or
Permits with respect to its assets, except for notifications which would not,
individually or in the aggregate, reasonably be expected to have a material
adverse effect on Buyer or its ability to perform its obligations under this
Agreement and the Related Agreements. A petition filed or pending under 10
C.F.R. Section 2.206 or Section 2.802, or any claim for review of any action
thereon, shall not be considered to be within the scope of this representation.
4.7. Qualified Buyer. The Buyer is qualified or will be qualified as
of the Initial Closing Date, to obtain any Permits necessary for the Buyer to
own and operate the Acquired Assets as of the Initial Closing
Date, to the
extent such operation is either required by any Related Agreement or this
Agreement, or is contemplated by the Buyer.
4.8. WARN Act. The Buyer does not intend with respect to the
Acquired
Assets or Acquired Assets Employees to engage in a "plant
closing" or "mass
layoff," as such terms are defined in the WARN Act, within sixty
(60) days after
the Initial Closing Date.
4.9. No Implied Warranties. THE BUYER IS NOT RELYING ON ANY REPRESENTATION OR WARRANTY MADE BY ANY SELLER OR ITS AGENTS OR REPRESENTATIVES, OR ANY BROKER OR INVESTMENT BANKER, EXCEPT FOR REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH HEREIN, IN THE RELATED AGREEMENTS, IN CERTIFICATES, EXHIBITS AND SCHEDULES
HERETO
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
AND THERETO AND IN THE INSTRUMENTS OF TRANSFER AND CONVEYANCE
(SUBJECT TO THE
DISCLAIMERS AND LIMITATIONS OF WARRANTIES SET FORTH HEREIN OR
THEREIN).
4.10. Absence of Certain Events. Since December 31, 1999, to the Buyer's Knowledge, there has not been any event which may reasonably be expected to have a material adverse effect on the Buyer's ability to
perform this
Agreement or any Related Agreement.
5. Covenants. The Parties agree as follows:
5.1. General. Without limiting the rights of any Party to
exercise
its rights hereunder, each of the Parties will use Commercially
Reasonable
Efforts to take all actions and to do all things necessary,
proper or advisable
in order to consummate and make effective the transactions
contemplated by this
Agreement and the Related Agreements pursuant to this Agreement prior to a date
which is eight (8) months from the Effective Date (including satisfaction of the
Closing Date conditions set forth in Section 6).
5.2. Notices, Consents and Approvals.
(a) Hart-Scott-Rodino. Each of the Sellers and the Buyer shall file or cause to be filed with the Federal Trade Commission and the United
States Department of Justice any notifications required to be filed under the
Hart-Scott-Rodino Act and the rules and regulations promulgated thereunder with
respect to the transactions contemplated hereby and in the
Related Agreements.
The Parties shall cooperate with each other and use Commercially
Reasonable
Efforts to make such filings as promptly as possible after the
Effective Date,
and to respond promptly to any requests for additional
information made by
either of such agencies. The Buyer will pay all filing fees under the
Hart-Scott-Rodino Act, but each Party will bear its own costs for the
preparation of any filing. The Parties shall use Commercially
Reasonable Efforts
to cause any waiting period under the Hart-Scott-Rodino Act with respect to the
transactions contemplated by this Agreement and the Related
Agreements to expire
or terminate at the earliest possible time.
(b) Consents and Approvals.
(i) Each of the Parties shall cooperate and use
Commercially Reasonable Efforts with respect to their respective obligations to (A) promptly prepare and file all necessary documentation, (B) effect all necessary applications, notices, petitions and filings and execute all agreements and documents,
(C)
obtain the transfer, issuance or reissuance to the Buyer of all necessary Permits, (D) facilitate the substitution of the Buyer for the
Sellers where appropriate on pending Permits and (E) obtain all necessary consents, waivers, approvals and authorizations of all other parties necessary or
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
advisable to consummate the transactions contemplated by this
Agreement
or in any of the Related Agreements (including, without
limitation,
Seller Regulatory Approvals and Buyer Regulatory Approvals) or approvals required by the terms of any note, bond, mortgage, indenture, deed of trust, license, franchise, Permit, concession, contract, lease,
warranty or other instrument to which any Seller or Buyer is a party or
by which any of them is bound. Without limiting the generality of the
foregoing, the Lead Participants shall use Commercially
Reasonable
Efforts to obtain from the non-selling co-owners of Unit 3 (i) a waiver
of any rights of first refusal such co-owners may possess, or
(ii) a
written acknowledgment or opinion of counsel, in form and
substance
reasonably acceptable to Buyer, that no such rights of first refusal
exist or apply to the transactions contemplated by this
Agreement.
(ii) The Buyer and the Lead Participants shall have the
right to review and comment in advance on all filings relating to the
transactions contemplated by this Agreement or any of the Related Agreements made by any Party in connection with the transactions contemplated hereby or thereby. The Parties shall in good faith consider such comments before making any such filings.
(iii) The Lead Participants, for themselves and on behalf
of the other Sellers, shall use all Commercially Reasonable
Efforts to
obtain all necessary consents for assignment of Material
Contracts,
Permits, Leases, and Emergency Preparedness Agreements. The Buyer
shall
cooperate with the Lead Participants and use Commercially
Reasonable
Efforts to facilitate the obtaining of such consents. To the extent any
Material Contract relates to assets or services which are both related
to the operation of the Facilities and used by any Seller in its other
operations, the Parties shall cooperate and use Commercially
Reasonable
Efforts in the obtaining of such partial assignment,
apportionment or
other arrangement as may be necessary and practicable to permit the
Buyer to obtain such portion of the assets or services necessary for
continued operation of the Facilities after the Initial Closing
Date or
any Subsequent Closing Date, as the case may be, and to permit such
Seller to retain such other rights or portion of the assets or services
to continue its other operations after such Closing Date, it being
understood that such portion of the Material Contracts as may relate to
the Buyer's continued operation of the Facilities after the
Initial
Closing Date must be assigned to or otherwise obtained by the
Buyer as
of the Initial Closing Date pursuant to Section 2.11(a)(ix);
provided,
that (A) any cost of obtaining any such partial assignment, apportionment or other arrangement shall be for such Seller's account, and (B) any subsequent cost resulting from any such partial
assignment,
apportionment or other arrangement shall be for the Buyer's
account but
any such cost or expense may be considered in determining whether there
exists a Material Adverse Effect, and in no instance shall any
Seller
commit to any arrangements affecting the Buyer without the
Buyer's
consent, not to be unreasonably withheld.
(iv) The Lead Participants, for themselves and on behalf
of the other Sellers, shall use their Commercially Reasonable
Efforts
to obtain the necessary consents
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
to assignment of the Other Assigned Contracts, including the forwarding
of notices of assignment or termination to vendors or invoking the
right to terminate Other Assigned Contracts, in each case, in cooperation with the Buyer. Pursuant to an agreed protocol and form letters to be sent by Lead Participants or NNECO to all parties to
Other Assigned Contracts, the Lead Participants, for themselves and on
behalf of the other Sellers, shall take all steps reasonably necessary
in obtaining necessary consents to assignment, including the forwarding
of notices of assignment or termination to vendors or invoking the
right to terminate Other Assigned Contracts for the Sellers' convenience in cooperation with the Buyer. The Buyer shall use Commercially Reasonable Efforts to assist the Sellers in obtaining all
such consents to assignment.
(v) The Lead Participants, for themselves and on behalf
of the other Sellers, agree that if any consent to an assignment of any
Material Contract shall not be obtained or if any attempted
assignment
would in the Lead Participants' reasonable opinion be ineffective
or
would impair any material rights and obligations of the Buyer under
such Material Contract, so that the Buyer would not in effect acquire
the benefit of all such rights and obligations, the Lead
Participants,
to the maximum extent permitted by law and such Material
Contract,
shall enter into such other reasonable arrangements with the
Buyer as
are necessary to provide the Buyer with the benefits and
obligations of
such Material Contract, including enforcement for the benefit of the
Buyer of any and all rights of the Sellers against the other contract
party arising out of the default or cancellation by such contract party
or otherwise. The Lead Participants and the Buyer shall cooperate
and
shall each use Commercially Reasonable Efforts after the Initial Closing Date to obtain an assignment of each such Material Contract to the Buyer.
(vi) The Sellers and the Buyer shall cooperate with each
other and promptly prepare and file notifications with, and
request tax
clearances from state and local taxing authorities in
jurisdictions in
which a portion of the Facilities Purchase Price or the Fuel
Purchase
Price may be required to be withheld or in which Buyer would otherwise
be liable for any Tax Liabilities of the Sellers pursuant to state or
local Tax Laws.
(c) Nuclear Regulatory Commission Approval.
(i) Application. As promptly after the Effective Date as
may be feasible, the Buyer and the Lead Participants, for
themselves
and on behalf of the other Sellers, shall jointly prepare and file with
the NRC an Application. Thereafter, the Buyer and Lead
Participants,
for themselves and on behalf of the other Sellers, shall
cooperate with
one another to facilitate review of the Application by the NRC
Staff,
including but not limited to the prompt provision to the NRC
Staff of
any and all documents or information that the NRC Staff may
reasonably
request or require any of the Parties to provide or generate.
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(ii) Prosecution of Application. The Application shall
identify the Buyer and the Sellers collectively as separate
parties to
the Application. In the processing of such Application the Buyer
and
the Lead Participants, for themselves and on behalf of the other Sellers, shall separately appear therein by their own counsel (or common counsel if mutually agreed), and shall continue to cooperate with each other to facilitate a favorable result.
(iii) Costs of Application and Prosecution. The Buyer and
the Lead Participants, for themselves and on behalf of the other Sellers, will each bear their own costs of the preparation, submission and processing of the Application, including any Contested
Proceeding
that may occur in respect thereof; provided, however, that the
Buyer
shall bear the costs of all NRC Staff fees payable in connection with
the Application. In the event that the Parties agree upon the use of
common counsel, they shall share equally the fees and expenses of such
counsel and those of any consultants or experts that may jointly be
retained in connection with the prosecution of the Application.
5.3. Operation of Business During Interim Period.
(a)(I) During the Interim Period, the Lead Participants and NNECO will operate and maintain the Acquired Assets in the ordinary course consistent with Good Utility Practices, unless otherwise contemplated by this Agreement or
with the prior written consent of the Buyer. Without limiting the generality of
the foregoing, the Sellers shall not, without the prior written consent of the
Buyer, during the Interim Period, with respect to the Acquired
Assets:
(i) sell, lease (as lessor), transfer or otherwise
dispose of, any of the Acquired Assets, other than as used,
consumed or
replaced in the ordinary course of business consistent with Good Utility Practices, or encumber, pledge, mortgage or suffer to be imposed on any of the Acquired Assets any encumbrance other than Permitted Encumbrances which are not material, and other than such
additional financing under the Mortgage Indentures as shall not prevent
the Sellers from obtaining a Mortgage Indenture release with respect to
the Acquired Assets;
(ii) make any material change in the operations of the
Acquired Assets (including, without limitation, the levels of Inventories customarily maintained by the Sellers with respect to the
Acquired Assets), except for such changes that are consistent with Good
Utility Practices;
(iii) enter into, amend, make any waivers under, or
otherwise modify any real or personal property Tax agreement, treaty or
settlement or make any new, or change any current, election with respect to Taxes affecting the Acquired Assets;
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(iv) enter into any commitment for the purchase or sale of
Nuclear Fuel without the consent of the Buyer, which consent shall not
be unreasonably withheld;
(v) terminate, make any waiver under, extend or amend any
of the Material Contracts, Emergency Preparedness Agreements,
Leases,
Other Assigned Contracts or the Transferable Permits, except for such
terminations, extension or amendments as are in the ordinary course of
business and consistent with Good Utility Practices;
(vi) enter into for itself or through its agents any
contract or commitment which individually exceeds $500,000 or in the
aggregate exceeds $5,000,000, unless each such contract or
commitment
is (A) to be fully performed prior to the Initial Closing Date or
(B)
can be assigned to the Buyer and terminated by the Buyer at its option
at any time following the Initial Closing Date without penalty or cancellation charge;
(vii) knowingly engage in any practice, take any action,
fail to take any action, or enter into any transaction that will result
or could reasonably be expected to result in any
misrepresentation or
breach of warranty under Section 3 as of a Closing Date;
(viii) fail to take reasonably appropriate steps to pursue currently pending regulatory approvals relating to the
Facilities;
(ix) amend in any material respect or cancel any property, liability or casualty insurance policies related thereto, or fail to maintain by self insurance, or with financially responsible
insurance
companies, insurance in such amounts and against such risks and losses
as are customary for such assets and businesses;
(x) change, in any material respect, its accounting
methods or accounting methods or practices, credit practices or collection policies;
(xi) enter into or adopt any new agreement, plan,
arrangement or practice or amend any existing agreement, plan, arrangement or practice relating to Plant Employees (other than the existing program for retirement eligibility for Plant Employees whose
age are between 50 and 54 can be extended beyond December 31,
2000 at
the sole discretion of the Lead Participants), including that the Sellers will permit the Buyer and the Buyer's Representatives to have input in any collective bargaining agreement negotiations during the
Interim Period; or
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(xii) fail to take any actions required to be taken in
order to insure that the Acquired Assets are being owned,
operated and
maintained in all material respects in a manner that is in
compliance
with Good Utility Practice and all applicable Laws or Permits.
(II) During the Interim Period, the Lead Participants and NNECO shall, unless mutually agreed to the contrary, between the Lead Participants and the Buyer, with respect to the Acquired Assets:
(i) use Commercially Reasonable Efforts to: (A) preserve
intact the present legal entity and reputation of the business of the
Facilities, and (B) maintain the Acquired Assets in good working order
and condition, ordinary wear and tear excepted;
(ii) except to the extent required by applicable Law, (A)
cause the books and records of the business to be maintained in the
usual, regular and ordinary manner, and (B) not permit any
material
change in any pricing, investment, accounting, financial
reporting,
inventory, credit, allowance or Tax practice or policy of Sellers that
would materially and adversely affect the business, the
Facilities, the
Acquired Assets or the Assumed Liabilities;
(iii) use Commercially Reasonable Efforts to maintain in
full force and effect until the Initial Closing substantially the same
levels of insurance coverage as afforded prior to the Initial
Closing
Date;
Notwithstanding anything in this Section 5.3(a) to the contrary, the Lead
Participants or NNECO may, in its sole discretion, make or incur an obligation
to the extent relating to the Pre-Approved Capital Expenditures or Required
Nuclear Expenditures and any repairs or modifications to the
Facilities
reasonably required in accordance with Good Utility Practices.
During the
Interim Period, the Lead Participants and/or NNECO shall consult with the Buyer
prior to making (A) any Required Nuclear Expenditures which are expected to be
in excess of $1,000,000 or (B) any NRC Commitments which (i)
cannot be completed
prior to the Initial Closing Date and (ii) are expected to be in excess of
$1,000,000. Without limiting the generality of the foregoing, the
Lead
Participants or NNECO shall retain exclusive control over all aspects of the
operation, maintenance, refueling, shutdown or other matters relating to the
Facilities during the Interim Period, all in accordance with Good
Utility
Practices.
(b) During the Interim Period, in the interest of facilitating an orderly transition of the management of the Acquired Assets and the Transfer of
Licenses and permitting informed action by the Buyer regarding its rights under
Section 5.3(a), the Parties shall, as promptly as is practicable after the
Effective Date, establish a committee comprised of four persons, two to be
designated by the Lead Participants and two to be designated by the Buyer, and
such additional
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persons as may be appointed by the persons originally appointed to such
committee (the "Transition Committee"). From time to time, the
Transition
Committee shall report to the senior management of the Lead
Participants and the
Buyer. The Transition Committee shall have no authority to bind or make
agreements on behalf of the Sellers or the Buyer or to issue instructions to or
direct or exercise authority over the Sellers or the Buyer or any of their
respective officers, employees, advisors or agents or to waive or modify any
provision thereof. The Buyer in its sole discretion may send its management
personnel to the Facilities at the Buyer's expense to continue the Buyer's
transition efforts with respect to the Acquired Assets. The Lead
Participants
shall provide the Buyer, at no cost to the Buyer, interim
furnished office
space, utilities and HVAC at the Facilities reasonably necessary to allow the
Buyer and its representatives to conduct their transition efforts during the
Interim Period; provided that the Buyer shall be responsible for all other costs
relating thereto, including telecommunications expenses, the cost of workers'
compensation and employer's liability coverage, which will be maintained by the
Buyer for its employees. The Buyer anticipates approximately eight of its
employees or representatives will be present at such interim office space at any
one time.
(c) The Buyer may from time to time request that the Lead Participants take certain actions to improve or enhance the operation and maintenance of the Acquired Assets during the Interim Period (the
"Proposed
Improvements"). To the extent such Proposed Improvements (i) will not interfere
with safety or reliability in the operation and maintenance of the Facilities or
the Acquired Assets, (ii) are not inconsistent with the Business
Plan, (iii) do
not violate Good Utility Practices, applicable Laws or other obligations of the
Lead Participants under NEPOOL or ISO-NE, the Lead Participants shall reasonably
consider such Proposed Improvements and take such action to
implement such
Proposed Improvements as they deem appropriate in their sole discretion. In the
event the Lead Participants shall determine that the costs for such Proposed
Improvements shall exceed the Pre-Approved Capital Expenditures or are otherwise
excessive under Good Utility Practices, then the Lead
Participants shall so
inform the Buyer in writing and the Buyer may submit the request for such
Proposed Improvements to dispute resolution pursuant to Section
12.1.
(d) During the Interim Period, the Lead Participants shall use Commercially Reasonable Efforts to assist the Buyer with its efforts to plan for and implement the transition of ownership and operation of the
Acquired Assets
from the Sellers to the Buyer.
(e) In the event the Buyer or the Lead Participants believe that either Party has breached any of its obligations under this
Section 5.3, the
Buyer or the Lead Participants shall submit such dispute to
dispute resolution
pursuant to Section 12.1.
5.4. Access and Investigations During Interim Period. During the Interim Period, the Sellers will permit a reasonable number of designated officers, employees, consultants, representatives or agents of the Buyer (the
"Buyer's Representatives") including, without limitation, the
Buyer's
Representatives in the Transition Committee, to have access, pursuant to
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the procedures set forth in Section 5.4(b), to observe and
inspect all premises,
properties, management, personnel, books, records (including tax records), and
other information, including, without limitation, all information reasonably
necessary to enable the Buyer and the Buyer's Representatives to conduct
environmental inspection, assessment and testing of the Sites and the
Facilities, to verify the Sellers' representations and warranties as set forth
herein, to confirm that the Sellers have complied with the
covenants set forth
herein, to obtain any other information or documents associated with or
pertaining to the Acquired Assets and to plan for and facilitate an orderly
transition of ownership and operation of the Acquired Asset from the Sellers to
the Buyer. All access and inspections by the Buyer are subject to the following
provisions:
(a) Costs. All costs of such investigations and observations, including but not limited to the compensation paid to the Buyer's Representatives and their expenses, and other discrete incremental costs
reasonably incurred by the Sellers in connection with such
investigation and
observation, shall be borne by the Buyer.
(b) Physical Access (Escorted and Unescorted).
(i) The Buyer shall, with respect to each Person
designated by the Buyer to have escorted access to the Facility, provide the following information for each such Person to the Divestiture Site Manager for the Facility (or his designee) no later than twenty-four (24) hours prior to the proposed time of access by
such Person: name, date of birth, social security number, and the name
of each nuclear power plant at which such Person has a current badge
for unescorted access. The Lead Participants, for themselves and on
behalf of the other Sellers, reserve the right where necessary to limit
the number of Persons to whom escorted access is provided at any one
time on account of reasonable logistical considerations.
(ii) Subject to the immediately succeeding sentence, the
Buyer shall, with respect to each Person designated by the Buyer to
have unescorted access to any Facility, provide reasonable notice to
the Divestiture Site Manager for such Facility (or his designee), so as
not to interfere with the normal business operations of such
Facility,
and such Person shall comply with all existing requirements of such
Facility and NRC for unescorted access, including, but not
limited to,
background investigation, training requirements, fitness-for-duty requirements, a psychological assessment and behavioral observation.
(iii) In the event that the Buyer shall have a fitness-
for-duty program meeting the requirements of 10 C.F.R., Part 26, the
Buyer may request that any Person be subject to such program in lieu of
the fitness-for-duty program of NNECO, in which event the
provisions of
10 C.F.R. Section 26.23 shall be applicable to such Person
designated
by the Buyer to have unescorted access to the Facility. The Buyer shall
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reimburse NNECO for the reasonable cost of reviewing and auditing the
Buyer's fitness-for-duty program, as required by 10 C.F.R.
Section
26.23.
(iv) Irrespective of whether a Person has qualified for
escorted or unescorted access, pursuant to this Section 5.4(b),
NNECO
shall have the right to withhold access to any area of the
Facilities
that would reveal "Safeguards Information," "Classified National Security Information" or "Restricted Data," as defined in 10 C.F.R.
Part 73, to any Person to whom such information is not to be made available under Section 5.4(c).
(c) Access to Records and Information.
(i) Under no circumstances shall any Seller be required
to provide access to any documents or information constituting or containing "Classified National Security Information" or "Restricted
Data", as defined in 10 C.F.R. Part 73, and the Lead Participants shall
advise the Buyer promptly after the Effective Date whether any such
documents or information exists at the Sites and negotiate with the
Buyer a protocol for either their removal from the Sites (if not reasonably necessary for the operation of the Facilities) or their
turnover to the Buyer at the Initial Closing Date. The Sellers
shall
not be required to provide access to any documents or information constituting or containing "Safeguards Information", as defined in 10
C.F.R. Part 73, except to any Person designated by the Buyer to have
access to such information in accordance with the provisions of
10
C.F.R. (S) 73.21(c).
(ii) Except as provided in clause (i) above, the Buyer
shall have the right to receive copies of all documentary
information
and records associated with the Acquired Assets subject to the provisions of Section 7.
(d) Limitations. Notwithstanding anything to the contrary in this Section 5.4, each Seller shall: (i) in the absence of
employee consent,
only furnish or provide such access to confidential personnel records and
medical records as is allowed by applicable Laws, (ii) not
provide any
information that such Seller or such Seller's counsel reasonably believes
constitutes or could reasonably be deemed to constitute a waiver of the
attorney-client privilege, and (iii) not be required to supply the Buyer with
any information that such Seller is under a legal obligation not to supply;
provided that the Sellers shall use Commercially Reasonable
Efforts to obtain
the consent to disclose all material information otherwise
described under this
Section 5.4.
(e) Contact with Seller-Related Persons. Prior to the Initial Closing Date, the Buyer shall not contact any vendors, suppliers, contractors, customers or employees of the Sellers regarding the Facilities, the Acquired
Assets or the transactions contemplated in this Agreement and the
Related
Agreements without prior consent of the relevant Seller, which shall not be
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unreasonably withheld or delayed, and any such permitted contacts shall be
conducted in a manner which will not materially adversely
interfere with the
operations or business relationships of the relevant Seller with such Persons.
Notwithstanding the foregoing, the Buyer may, after consultation with the Lead
Participants, make any contacts with Persons expressly
contemplated by this
Agreement, including, without limitation, contacts with vendors, suppliers and
contractors for the purpose of obtaining assignments and partial assignments of
contracts, and contacts with organized labor, employee
representatives or
employees for the purposes set forth in section 5.7.
5.5. Certain Notices.
(a) Each Remaining Seller shall notify the Buyer of the existence of any matter, which if in existence on the Effective Date, the Initial Closing
Date or any Subsequent Closing Date would or might cause any of the
representations or warranties in Section 3.1 to be materially untrue or
incorrect, and the Lead Participants shall notify the Buyer of the existence of
any matter, which if in existence on the Effective Date or the
Initial Closing
Date would or might cause any of the representations or
warranties in Section
3.1 or Section 3.2 to be materially untrue or incorrect. Unless the Buyer
terminates this Agreement pursuant to Section 10.1(c)(vii), the written notice
pursuant to this Section 5.5(a) shall be set forth on an amended
Schedule or
Schedules acceptable to the Parties which shall be deemed to replace the
original Schedule or Schedules as of the Effective Date and such
Closing Date,
to have qualified the representations and warranties contained in
Section 3 as
of the Effective Date and such Closing Date, and to have cured any
misrepresentation or breach of warranty that otherwise might have existed
hereunder by reason of the existence of such matter.
(b) The Buyer shall notify the Lead Participants of the existence of any matter, which if in existence on the Effective Date, the Initial Closing
Date or any Subsequent Closing Date would or might cause any of the
representations or warranties in Section 4 to be untrue or
incorrect. Unless the
Lead Participants terminate this Agreement pursuant to Section
10.1(d)(vi) or
10.1(e)(vi) by reason of such notice, the written notice pursuant to this
Section 5.5(b) shall be deemed to replace the original Schedule or Schedules as
of the Effective Date and such Closing Date, to have qualified the
representations and warranties contained in Section 4 as of the
Effective Date
and such Closing Date, and to have cured any misrepresentation or breach of
warranty that otherwise might have existed hereunder by reason of the existence
of such matter.
(c) The Buyer shall notify the Lead Participants if any information comes to its attention which would or might cause any of the representations or warranties of the Sellers in Section 3 above to be materially
untrue or incorrect.
(d) Each of the Lead Participants shall notify the Buyer if any information comes to its attention which would or might cause any of the representations and warranties of the Buyer in Section 4 above to be materially
untrue or incorrect.
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5.6. Further Assurances.
(a) On and after the Initial Closing Date or any Subsequent Closing Date, without further payment, at the request of a
Closing Party, the
other Closing Party will execute and deliver such additional instruments of
sale, transfer, conveyance, assignment and confirmation and take such additional
action as is necessary to transfer, convey and assign to the
Buyer and for the
Buyer to assume and accept, in each case in accordance with the terms hereof,
the Total Relevant Percentage of the Acquired Assets and Assumed
Liabilities or
to put the Buyer in actual possession and operating control of the Acquired
Assets and or to cause the Sellers to be released from the
Relevant Percentages
of the Assumed Liabilities.
(b) To the extent that, after the Initial Closing Date or any Subsequent Closing Date, as the case may be, it is determined that any asset
that is an Acquired Asset shall not have been conveyed to the
Buyer on such
Closing Date, the Lead Participants shall, subject to Section
5.6(c), use their
best efforts to have conveyed the Relevant Percentage of the
Sellers' right,
title and interest in such asset to the Buyer as promptly as is practicable
after the Initial Closing Date or such Subsequent Closing Date, as the case may
be. In the event that any Seller Reserved Easement shall not have been retained
by CL&P on the Initial Closing Date, the Buyer shall use its best efforts to
grant such Seller Reserved Easement to CL&P as promptly as is practicable after
such Closing Date. In the event that any other access,
transmission,
distribution or communication easements necessary or useful to
CL&P in
connection with the operation or maintenance of the T&D Assets, including,
without limitation, the transmission or distribution of power, shall not have
been retained by CL&P on the Initial Closing Date, the Buyer shall use its best
efforts to grant such easements to CL&P as promptly as
practicable after such
Closing Date.
(c) To the extent the rights of any Seller under any contract or Permit included as an Acquired Asset other than a Material Contract,
Transferable Permit, Emergency Preparedness Agreement or Lease,
may not be
assigned without the consent of another Person which consent has not been
obtained on or prior to the Initial Closing Date, this Agreement shall not
constitute an agreement to assign same if an attempted assignment would
constitute a breach thereof or be unlawful. The Sellers and the
Buyer agree that
if any consent to an assignment shall not be obtained, or if any attempted
assignment would be ineffective or would impair the Buyer's
rights and
obligations under the applicable contract, so that the Buyer would not in effect
acquire the benefit of all such rights and obligations, (i) the
Lead
Participants, to the maximum extent permitted by Law and such contract, shall
appoint the Buyer to be the Sellers' agent with respect to such contract or
Permit for the purpose of obtaining an assignment thereof to the
Buyer,
following which the Buyer shall use its best efforts to obtain such assignment,
and (ii) the Lead Participants shall, to the maximum extent
permitted by Law and
such contract or Permit, enter into such reasonable agreements with the Buyer as
are necessary to permit the Buyer to obtain the benefits and obligations of such
contract or Permit; provided, that the exercise by the Buyer and the Lead
Participants of the terms of this Section 5.6(c) shall in no event constitute a
waiver of the condition to Closing set forth in Section 6.1(g)
with respect to
the delivery of the consents, waivers and approvals described in
Section
2.11(a)(ix). The Lead Participants and the Buyer
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shall cooperate and shall each use their Commercially Reasonable
Efforts after
the Initial Closing Date to obtain an assignment of such
contracts to the Buyer
including the Buyer's express written agreement to assume and perform such
Seller's obligations thereunder from and after Closing.
(d) To the extent that during the Interim Period or after the Initial Closing Date the Parties shall identify any additional assets of the
Sellers or portions thereof (including, without limitation,
software or other
Intellectual Property) which are (i) related to the operation of any Facility,
(ii) reasonably necessary for the Buyer's operation of the
Facilities, and (iii)
omitted from Schedule 2.1(u) (other than by agreement of the
Parties), the
Parties shall amend Schedule 2.1(u) to include such assets. The
Lead
Participants shall use their best efforts to convey such
additional assets to
the Buyer or facilitate the acquisition thereof from a Third
Party; provided,
that any cost or increased cost of obtaining such assets or
rights from a Third
Party (x) arising on or prior to the Initial Closing Date shall be for the
Sellers' account and (y) arising after the Initial Closing Date shall be for the
Buyer's account, in each case it being understood that such
increased cost may
be considered in determining whether there exists any Material
Adverse Effect.
(e) To the extent that the rights of any Seller under any
warranty or guaranty described in Section 2.1(c) (except for warranties in
Material Contracts and Leases) may not be assigned without the consent of
another Person, which consent has not been obtained by the
Initial Closing Date,
this Agreement shall not constitute an agreement to assign the same, if an
attempted assignment would constitute a breach thereof or be unlawful. The
Sellers and the Buyer agree that if any consent to an assignment of any such
warranty or guaranty would be ineffective or would impair the
Buyer's rights and
obligations under the warranty or guaranty in question, so that the Buyer would
not in effect acquire the benefit of all such rights and
obligations, the Lead
Participants, to the extent permitted by Law and such warranty and guaranty,
shall appoint the Buyer to be the Sellers' agent for the purpose of enforcing
such warranty or guaranty so as to the maximum extent possible provide the Buyer
with the benefits and obligations of such warranty or guaranty.
Notwithstanding
the foregoing, the Lead Participants shall not be obligated to bring or file
suit against any Third Party; provided that if the Lead
Participants shall
determine not to bring or file suit after being requested by the
Buyer to do so,
the Lead Participants shall, to the maximum extent permitted by
Law and any
applicable agreement or contract, enter into such reasonable agreements with the
Buyer so that the Buyer may bring or file such suit with respect to the rights
of such Seller.
5.7. Employee Matters.
(a) [RESERVED]
(b) The Buyer agrees to offer employment, commencing as of 12:00 a.m. on the Initial Closing Date, for a period of at least twelve
(12) months
(the "Minimum Employment Period") from such date, to all
employees of the Lead
Participants or their Affiliates who were
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employed in the operation of the Acquired Assets at any time during the three-
month period prior to the Initial Closing Date, as set forth in
Schedule
5.7(b)(i) (the "Plant Employees"), at levels of wages and overall compensation
not lower than the lowest level of wages and overall compensation of each such
Plant Employee in effect during the six-month period prior to the
Effective
Date. The Plant Employees who accept such offer of employment are hereinafter
referred to as the "Acquired Assets Employees." The Buyer shall provide to any
Acquired Assets Employee who is terminated without cause as a result of work
force reduction or reorganization during the five (5) year period immediately
following the Initial Closing Date out-placement assistance and tuition
reimbursement consistent with that described in Schedule
5.7(b)(ii).
(c) The Buyer shall establish and maintain for the Acquired
Assets Employees for the Minimum Employment Period a tax
qualified pension plan
for the Acquired Assets Employees (the "Buyer's Plan"), which
Buyer's Plan shall
provide for the following:
(i) The Buyer shall provide a level of pension benefits
not lower than such level of pension benefits calculated using the
pension benefit formula applicable to each relevant Acquired
Assets
Employee under the NUSCO Retirement Plan (the "Plan") as of the Effective Date. The Buyer's obligation under the Buyer's Plan will be
calculated as the difference between (A) the total pension
benefit of
such Acquired Assets Employee as calculated as of such Acquired
Assets
Employee's retirement date using (1) the pension benefit formula under
the Plan applicable to such Acquired Assets Employee as of the Effective Date, (2) the "final average earnings" (as defined in the
Plan) as of such Acquired Assets Employee's retirement date, taking
into account compensation credited under the Plan through the
Initial
Closing Date and earned from the Lead Participants or any of their
Affiliates and the Buyer, (3) such Acquired Assets Employee's total
years of service under the Plan as of the Initial Closing Date plus
years of service with the Buyer as of such Acquired Asset
Employee's
retirement date, and (4) "covered compensation" (as defined in the
Plan) as of such Acquired Assets Employee's retirement date, and
(B)
the pension benefit payable to such Acquired Assets Employee by the
Lead Participants or any of their Affiliates at retirement
determined
as follows: the pension benefit payable to each Acquired Assets Employee at age 65 by the Lead Participants or any of their Affiliates shall be calculated by the Lead Participants as of the Initial
Closing
Date, based upon (1) the pension benefit formula under the Plan applicable to such Acquired Assets Employee as of the Initial Closing
Date, (2) years of credited service of such Acquired Assets
Employee
under the Plan as of the Initial Closing Date, (3) the "final average
earnings" (as defined in the Plan) of such Acquired Asset
Employee as
of the Initial Closing Date, and (4) the "covered compensation"
(as
defined in the Plan) as of the Initial Closing Date.
(ii) The Lead Participants shall provide each Acquired
Assets Employee with a vested and non-forfeitable right to a benefit
equal to his/her accrued benefit under the Plan determined as of the
Initial Closing Date as described in Section 5.7(c)(i) above.
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(iii) Effective on the Initial Closing Date, the Buyer
shall permit all Acquired Asset Employees whose age is 55 and older as
of the Initial Closing Date to retire on or after the Initial
Closing
Date and within twelve (12) months of the Initial Closing Date with
full pension benefits if the sum of such Acquired Assets
Employee's age
and years of credited service (credited under the Plan as of the Initial Closing Date plus years of service with the Buyer) equals 85 at such Acquired Assets Employee's termination date (the "Rule of
85").
(iv) If the Buyer terminates the employment of any
Eligible Acquired Assets Employee within twelve (12) months of the
Initial Closing Date, the Buyer shall provide the benefits
described in
Schedule 5.7(c)(iv) to such Eligible Acquired Assets Employee.
(d) The Buyer shall establish and maintain for the Acquired
Assets Employees for the Minimum Employment Period plans and programs which
shall be generally comparable to the plans and programs provided to such
Acquired Assets Employees by Lead Participants or any of their
Affiliates as of
the Effective Date as listed on Schedule 5.7(d). Further, the
Buyer shall
provide benefits as described in Schedule 5.7(d) under the
"Severance Pay Plan"
to any Acquired Assets Employee who is terminated without cause as a result of
work force reduction or reorganization during the five (5) year period
immediately following the Initial Closing Date.
(e) The Buyer shall apply the period of each Acquired Assets Employee's prior service with the Lead Participant or any of their Affiliates or
any other service credited under the Lead Participants'
applicable employee
benefit plan toward any eligibility, vesting or other waiting period
requirements under the Buyer's Employee Benefit Plans (including the Buyer's
Plan). The Buyer shall waive, with respect to the Acquired Assets
Employees and
their spouses and dependents, if applicable, all limitations with respect to
preexisting conditions, exclusions and waiting periods with
respect to
participation and coverage requirements under the Buyer's
Employee Benefit
Plans. The Buyer shall vest each Acquired Assets Employee to the extent such
Acquired Assets Employee is vested under the Plans as of the
Initial Closing
Date.
(f) Within a reasonable time prior to the Closing Date, the Lead Participants shall provide the Buyer with such pertinent data or information as the Buyer shall reasonably require to determine each Acquired
Assets Employee's
service, compensation and accrued benefits under the Plan before the Initial
Closing Date. To the extent the consent of an Acquired Assets
Employee is
required in order for the Lead Participants to deliver any such pertinent data
or information or such other Acquired Assets Employee Records to the Buyer, the
Lead Participants, for themselves and on behalf of the other
Sellers, agree to
use Commercially Reasonable Efforts to secure such consent.
(g) The Sellers shall provide and remain liable for any and all continuation of coverage under the Employee Benefit Plans of such Sellers as required under (S)(S) 601 through 608
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of ERISA and (S) 4980B of the Code with respect to any person as to whom a
"qualifying event" as defined in (S) 4980B of the Code occurred on or prior to
the Initial Closing Date.
(h) On or before the Initial Closing Date, the Lead Participants or NNECO shall cause to be terminated the employment of the Acquired Assets
Employees and shall be solely responsible for the payment of all wages and
compensation thereupon legally owing to or with respect to the
Acquired Assets
Employees including, without limitation, accrued and payable vacation pay,
bonuses, severance pay, overtime, and all benefits under any
Employee Benefit
Plan that became payable on account of such termination of
employment or any
other amounts to which the Acquired Assets Employees may be
entitled for
services rendered prior to their termination or by virtue of their termination.
The Lead Participants shall retain any and all Liability under the Employee
Benefit Plans of the Sellers for retirees as of the Initial
Closing Date.
(i) The Lead Participants shall timely perform and discharge all requirements under the WARN Act and under applicable state and local Laws for the notification of employees arising from the sale of the
Acquired Assets to
the Buyer up to and including the Initial Closing Date, including those Plant
Employees who will become Acquired Assets Employees effective as of the Initial
Closing Date. After the Initial Closing Date, the Buyer shall be responsible for
performing and discharging all requirements under the WARN Act and under all
applicable Laws and regulations for the notification of its
employees, whether
Acquired Assets Employees or otherwise. All severance and other costs associated
with workforce restructuring activities associated with the
Acquired Assets
and/or the Acquired Assets Employees subsequent to the Initial
Closing Date
shall be borne solely by the Buyer.
5.8. Cooperation after Initial Closing Date.
(a) Records and Support. After the Initial Closing Date, the
Lead Participants, for themselves and on behalf of the other
Sellers, shall have
reasonable access to and rights to copy all of the records, books and documents
related to the Acquired Assets to the extent that such access may reasonably be
required by the Sellers in connection with matters relating to or affected by
the ownership or operation of the Facilities by the Sellers on or prior to the
Initial Closing Date. Such access shall be afforded by the Buyer upon receipt of
reasonable advance notice and during normal business hours. The
Sellers shall be
solely responsible for any costs or expenses incurred by them pursuant to this
Section 5.8(a). If the Buyer desires to dispose of any records, books or
documents that may relate to operation of the Facilities on or prior to the
Initial Closing Date, the Buyer shall, prior to such disposition, give the Lead
Participants a period of ninety (90) days, at the Lead
Participants' expense, to
segregate and remove such records, books or documents as the Lead
Participants
may select; provided, that the Buyer shall not have any
obligation to the
Sellers to maintain any such records, books or documents relating to the
operation of the Facilities on or prior to the Initial Closing
Date beyond five
(5) years following the Initial Closing Date.
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(b) Employees. After the Initial Closing Date, the Parties shall have reasonable access to the employees of the other Parties, for purposes of
consultation or otherwise, to the extent that such access may reasonably be
required, in the case of the Buyer, in connection with matters relating to or
affected by the operations of the Lead Participants on or prior to the Initial
Closing Date or in the case of the Sellers, operations of the
Buyer during the
period following the Initial Closing Date and prior to the date of the last
Closing. The Buyer shall cooperate with the Lead Participants after the Initial
Closing Date to provide employee-related information as may be reasonably
required by the Sellers for rate making purposes and to the
extent allowable
under Law.
(c) Investigations and Litigation. The Parties agree to
cooperate in connection with any audit, investigation, hearing or inquiry by any
Governmental Authority, litigation or regulatory or other
proceeding which may
arise following the Initial Closing Date and which relates to the ownership and
operation of the Facilities by the Sellers or NNECO on or prior to the Initial
Closing Date or ownership and operation of the Facilities by the
Buyer after the
Initial Closing Date, including litigation or regulatory or other proceedings
relating or pertaining to the DOE's defaults under the DOE
Standard Contracts.
Such cooperation among the Parties shall include, but not be limited to, giving
reasonable access to each other's employees for purpose of
consultation or
otherwise to the extent it may be reasonably required.
Notwithstanding any other
provision of this Agreement to the contrary, each Party shall bear its own
expenses, including fees of attorneys or other representatives, in connection
with any such matter described in this Section 5.8(c) in which the Sellers and
the Buyer or their respective Affiliates are subjects or parties or in which
they have a material interest.
(d) Pollution Control Revenue Bonds.
(i) The Buyer acknowledges that:
(A) The facilities listed in Schedule 5.8(d) hereto (the
"Pollution
Control Facilities") have been financed, and refinanced, in whole or in part,
with proceeds of the issuance and sale of the Pollution Control
Bonds;
(B) UI, CL&P and WMECO are each the economic obligor and conduit borrower in respect of certain of the Pollution Control Bonds, as specified in
Schedule 2.4(r);
(C) The interest paid or accrued on the Pollution Control Bonds, with
certain exceptions, is not included in the gross income of the holders of the
Pollution Control Bonds (the "PC Bondholders") for purposes of federal income
taxation;
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(D) Pursuant to the Internal Revenue Code of 1954, as amended, and the
Code, the basis for the federal income tax exclusion for interest payable to the
PC Bondholders is the use of the Pollution Control Facilities for
certain
qualified purposes which include (I) the abatement or control of air or
atmospheric pollution or contamination, (II) the abatement or control of water
pollution or contamination, (III) sewage disposal and/or (IV) the disposal of
solid waste;
(E) The use of all or part of the Pollution Control Facilities for a
purpose other than the qualifying purpose or purposes described in subclause (D)
above for which the Pollution Control Bonds that financed or refinanced them
were issued may cause (I) the interest payable on all or part of the Pollution
Control Bonds to be includable in the federal gross income of the
PC Bondholders
possibly with retroactive effect, unless remedial action is taken to promptly
redeem or defease the Pollution Control Bonds or a portion
thereof, and/or (II)
the deductibility of the interest payable by UI, CL&P or WMECO on all or part of
the Pollution Control Bonds to be disallowed by Section 150(b) of the Code; and
(F) Any breach by the Buyer of its obligations under this Section 5.8(d) could result in the incurrence by UI, CL&P or WMECO of additional costs and expenses, including, but not limited to, an increase in the rate of interest
required to be paid to the PC Bondholders, liability to some or all of the PC
Bondholders for their failure to include interest payable on the
Pollution
Control Bonds in their respective federal gross income in the event of a final
determination of taxability by the IRS, loss of the interest deduction to UI,
CL&P or WMECO under Section 150(b) of the Code and transaction costs relating to
any refinancing, redemption and/or defeasance of all or part of the Pollution
Control Bonds.
(ii) In order to avoid any or all of the consequences
described in clauses (E) and (F) above, the Buyer agrees that it will
not use, or permit the use of, all or part of the Pollution
Control
Facilities for any purpose except (x) the current use of such
Pollution
Control Facilities or (y) as contemplated by the tax compliance documents or non-arbitrage certificates for the Pollution Control Bonds that financed or refinanced such Pollution Control Facilities
(copies
of which with respect to all of the Pollution Control Facilities, have
been provided to the Buyer by UI, CL&P and WMECO), unless the
Buyer
shall have obtained at its own expense an opinion addressed to
UI, CL&P
and WMECO of nationally recognized bond counsel reasonably
acceptable
to UI, CL&P and WMECO ("Bond Counsel") that such proposed change in use
of the Pollution Control Facilities or part thereof will not impair (x)
the exclusion from gross income of the interest on any Pollution Control Bonds for federal income tax purposes or (y) the deductibility of the interest payable on any Pollution Control Bonds by UI,
CL&P or
WMECO under Section 150(b) of the Code.
(iii) Notwithstanding any other provision in this Section
5.8(d), it is expressly understood and agreed that the provisions of
this Section 5.8(d) shall not prohibit the Buyer from ceasing to operate, maintain or repair any element or item of the
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Pollution Control Facilities, suspending the operation of the
Pollution
Control Facilities on a temporary basis, or terminating the
operation
of the Pollution Control Facilities on a permanent basis and shutting
down, retiring and/or decommissioning the Pollution Control
Facilities;
provided, however, that the Pollution Control Facilities, in whole or
in part, shall not be dismantled or sold as scrap unless the
Buyer has
obtained at its own expense an opinion of Bond Counsel addressed to
CL&P and WMECO that this action will not impair either (x) the exclusion from gross income of the interest on any Pollution Control
Bonds for federal income tax purposes or (y) the deductibility of the
interest payable with respect to any Pollution Control Bonds by
UI,
CL&P or WMECO under Section 150(b) of the Code. To the extent possible,
the Buyer shall provide to UI, CL&P and WMECO the written notice at
least thirty (30) days in advance of any permanent shut-down, retirement, abandonment or decommissioning of Millstone Unit 2 or 3 or the Pollution Control Facilities in whole or in part and shall in good
faith by written notice to UI, CL&P and WMECO describe the
affected
property so that UI, CL&P and WMECO can determine which issue or issues
of Pollution Control Bonds financed or refinanced such affected property.
(iv) It is expressly understood and agreed that this
Section 5.8(d) shall not prohibit the use by the Buyer of tax-
exempt
bonds to finance or refinance any improvements to the Pollution
Control
Facilities made after the Initial Closing Date or any assets other than
the Pollution Control Facilities.
(v) The Buyer shall indemnify UI, CL&P and WMECO for
any additional costs and expenses incurred by UI, CL&P and WMECO, respectively, solely as a result of any breach by the Buyer of its
covenants in Sections 5.8(d)(ii) or failure to provide the notice in
Section 5.8(d)(iii).
(vi) UI, CL&P or WMECO shall notify the Buyer in writing
of the maturity or redemption of any issue of the Pollution
Control
Bonds.
(vii) If UI, CL&P or WMECO shall have notified the Buyer
that it has refinanced any of the Pollution Control Bonds with new
bonds, the provisions of this Section 5.8(d), if applicable, shall
apply with respect to such new bonds as though they were
Pollution
Control Bonds; provided that the provisions of this Section
5.8(d)(vii)
shall not operate to require that (x) the Buyer provide any
additional
certificates or covenants in connection with such refinancing,
(y) the
Buyer extend its compliance with the provisions of Section 5.8(d)
with
respect to any Pollution Control Facilities beyond the maturity date of
the related issue of Pollution Control Bonds and (z) the use of any
Pollution Control Facilities be subject to any requirements of the
Internal Revenue Code of 1954, as amended, or the Code that are more
restrictive than those in effect and applicable to the related issue of
Pollution Control Bonds as of the issue date of such issue.
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(viii) The Buyer and any transferee which becomes subject
to this Section 5.8(d) by reason of clause (ix) will not sell or otherwise transfer all or part of the Pollution Control
Facilities
unless the transferee covenants in writing for the benefit of UI,
CL&P
and WMECO to comply with and to satisfy the conditions of this
Section
5.8(d) with respect to its ownership and use of such Pollution
Control
Facilities.
(ix) The covenants of this Section 5.8(d) shall survive
Closing and shall continue in effect and bind the Buyer and any subsequent transferee of all or part of the Pollution Control Facilities so long as any of the Pollution Control Bonds remain outstanding.
5.9. NEPOOL. At the Initial Closing Date, the Buyer shall be a member
in good standing in NEPOOL. Except as otherwise provided in any
Related
Agreement, the Sellers shall not interfere with the Buyer's
efforts to expand or
modify generation capacity at the Sites.
5.10. Funding of the Decommissioning Trusts.
(a) Buyer's Decommissioning Fund. To the extent permitted by Law, the Buyer shall have established as of the Initial Closing Date a qualified decommissioning fund (the "Buyer's Qualified Decommissioning
Fund") and a
nonqualified decommissioning fund (the "Buyer's Nonqualified
Decommissioning
Fund", Buyer's Nonqualified Decommissioning Fund, together with
Buyer's
Qualified Decommissioning Fund, being collectively referred to as the "Buyer's
Decommissioning Fund") for each of the Facilities into which, as set forth
below, the assets of the Sellers' Qualified Decommissioning Fund
and
Nonqualified Decommissioning Fund, as applicable, shall be
transferred.
(b) The Decommissioning Trust Closing Amount. On the Initial Closing Date and each Subsequent Closing Date, the Lead Participants, for themselves and on behalf of each Seller participating in such
Closing, shall
transfer to the Buyer's Qualified Decommissioning Fund and
Buyer's Nonqualified
Decommissioning Fund, in accordance with this Section 5.10 and
Section 6.3, the
assets of the Sellers participating in such Closing as set forth in Schedule
5.10(b) comprising each Seller's Qualified Decommissioning Fund and such
Seller's Nonqualified Decommissioning Fund, as applicable, the aggregate of
which for all such Closings shall be equal to $765,346,033, on a
Net Cash Value
basis (which is comprised of $268,288,160, $252,944,583 and
$244,113,290 for
Millstone Units 1, 2 and 3, respectively) (the "Decommissioning
Trust Closing
Amount").
(c) Qualified Deposits, Top Off Amount, etc. (i) On or prior to the Initial Closing Date and each Subsequent Closing Date, the Lead
Participants, for themselves and on behalf of each Seller which has a Qualified
Decommissioning Fund and is participating in such Closing shall make, from time
to time, such additional cash contributions to the relevant
Seller's
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Qualified Decommissioning Fund(s) as are eligible or required to be contributed
to the Qualified Decommissioning Fund(s) under Code Section 468A and applicable
Treasury Regulations as in effect as of the relevant Closing
Date, but in no
event less than deposits necessary to obtain the appropriate
Qualified
Decommissioning Funding Amount(s) set forth in Schedule 5.10(b)
on the Initial
Closing Date (the "Qualified Deposits").
(ii) On or prior to the Initial Closing Date and each
Subsequent Closing Date, the Lead Participants, for themselves and on behalf of
each Seller participating in such Closing, shall make additional cash
contributions from time to time to the Sellers' Nonqualified
Decommissioning
Fund(s) necessary to obtain the appropriate Nonqualified
Decommissioning Funding
Amount(s) set forth in Schedule 5.10(b) on the Initial Closing
Date (the "Top
Off Amount").
(iii) In the event that compliance with Code Section 468A and applicable Treasury Regulations or other reasons prevent the Lead Participants or a Seller, as applicable, from making Qualified Deposits in accordance with
Section 5.10(c)(i) above, the Top Off Amount shall be adjusted to compensate the
Buyer for the shortfall in the Qualified Deposits and the tax consequences of
the shortfall in the Qualified Deposits. Specifically, the Top
Off Amount will
be increased by 1.4 times the amount of the shortfall in the
Qualified Deposits.
(d) Adjustment of Decommissioning Trust Closing Amount. (i) In
the event that any Closing Date occurs after April 1, 2001, the
Net Cash Value
of each applicable Qualified Decommissioning Funding Amount and
Nonqualified
Decommissioning Funding Amount shall escalate from April 1, 2001 at an after-tax
rate of 0.5% per month until the Closing Date. If there is a partial month, the
interest rate applied to such month shall be equal to (A) the quotient of the
number of days elapsed in such month prior to Closing divided by the total
number of days in such month, multiplied by (B) 0.5%. For the purposes of this
Section, the after-tax rate of 0.5% shall mean, in the case of the Qualified
Decommissioning Funding Amount, a pre-tax rate of 0.5% multiplied by 1.2 and in
the case of the Nonqualified Decommissioning Funding Amount, a pre-tax rate of
0.5% multiplied by 1.37. The Decommissioning Trust Closing Amount shall increase
by the sum of the increases to the Qualified Decommissioning
Funding Amount(s)
and the Nonqualified Decommissioning Funding Amount(s).
(ii) The Parties agree and acknowledge that the Decommissioning Trust Closing Amount set forth in Section 5.10(b) may be less than the NRC
decommissioning funding assurance requirements for Millstone. To the extent that
the Decommissioning Trust Closing Amount is less than the amount required by the
NRC, the Parties agree to use Commercially Reasonable Efforts to obtain NRC
approval to allow Dominion Resources, Inc. to meet such funding deficit by
providing a guarantee of up to $61,000,000 to the NRC at the time of the Initial
Closing (the "DTC Guarantee"). If the NRC approves the request for the provision
of a DTC Guarantee, Dominion Resources, Inc. will provide such guarantee for
amounts up to $61,000,000 and the Sellers will provide funds for deficit amounts
in excess of the DTC
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Guarantee. If the NRC does not approve the request for provision of a DTC
Guarantee, the Buyer will fund twenty (20) percent of the deficit amounts needed
to meet the NRC's decommissioning funding assurance requirements for Millstone
which shall not exceed $12,000,000 in any event and the Lead
Participants will
fund the difference between the additional amounts required by
NRC and the
amounts funded hereunder by the Buyer.
(iii) The Parties agree and acknowledge that the Decommissioning Trust Closing Amount agreed to among the Parties is based on the assumption that the "Cold and Dark" status of Millstone Unit 1 will be achieved by the Lead
Participants prior to the Initial Closing Date. If the Cold and
Dark status of
Millstone Unit 1 has not been achieved by the Initial Closing
Date, the Lead
Participants shall promptly, upon the achievement of the Cold and
Dark status of
Millstone Unit 1, reimburse the Buyer for any additional costs incurred by the
Buyer to achieve such Cold and Dark status, including, without limitation, any
additional costs incurred by the Buyer under the Entergy
Contract; provided,
however, that the Buyer shall achieve the Cold and Dark status of
Millstone Unit
1 consistent with the past practices of the Lead Participants or their
Affiliates at Millstone and Good Utility Practices. In the event such
reimbursement arrangement is found to be impracticable prior to the Initial
Closing Date, then the Net Cash Value of the Decommissioning
Trust Closing
Amount attributable to Millstone Unit 1 shall be increased by an amount equal to
the amount that the Buyer reasonably believes to be necessary to achieve the
Cold and Dark status of Millstone Unit 1 (the "Cold and Dark
Adjustment"), which
amount shall be paid by the Lead Participants. The amount of the
Cold and Dark
Adjustment, if any, shall be set forth in a notice delivered to the Lead
Participants in accordance with Section 11.8 no later than seven
(7) days prior
to the Initial Closing Date.
(iv) Nothing contained in this Section 5.10 shall be deemed to prohibit the Sellers and the Lead Participants from entering into agreements among themselves with respect to such Parties' obligations under this Section
5.10.
(e) Amendment. Prior to the last Closing to occur for a
Facility, the Decommissioning Trust Agreements shall not be
amended by any
Seller to provide for the consolidation of its Qualified
Decommissioning Funds
and Nonqualified Decommissioning Funds, and shall not be amended in any other
manner if and to the extent such amendment would constitute a
Disqualification
Event. Except as otherwise required by the IRS, the NRC or any other
Governmental Authority having jurisdiction, following the last
Closing to occur
for a Facility and prior to the date which is six months from the last
Subsequent Closing Date to occur for the Facility, the
Decommissioning Trust
Agreements shall not be amended by the Buyer to provide for the consolidation of
its Qualified Decommissioning Funds and Nonqualified
Decommissioning Funds, and
shall not be amended in any other manner if and to the extent such amendment
would constitute a Disqualification Event, as defined herein. The execution and
delivery of the Supplemental Indenture by the Buyer and the
Sellers shall not be
deemed an amendment prohibited by this Section 5.10(e).
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(f) Assets of the Nonqualified Decommissioning Fund. Except as
otherwise directed by the Buyer, the Lead Participants, for
themselves and on
behalf of each Seller shall direct the Trustee(s) of the
Nonqualified
Decommissioning Fund(s) to ensure, to the extent consistent with the applicable
fiduciary duty owed by the Trustee(s), that such Nonqualified
Decommissioning
Fund(s) do not include cash or general deposit accounts or other
"Class I
Assets" as defined under Treas. Reg. 1.338-6T(b)(1) on the
Initial Closing Date,
and on each Subsequent Closing Date thereafter. Further, if
requested by the
Buyer, the Lead Participants, for themselves and on behalf of each Seller shall
direct the Trustee(s) of the Nonqualified Decommissioning
Fund(s), to the extent
consistent with the applicable fiduciary duty owed by the
Trustee(s), to invest
the assets of the Nonqualified Decommissioning Funds in a manner reflecting the
desired investment structure of the Buyer within five (5)
Business Days prior to
the respective Closing Date as described in a prior written
notice from the
Buyer to the Lead Participants; provided that the Buyer shall indemnify and hold
harmless the Lead Participants for any loss resulting from such investment
instructions or other direction provided by the Buyer under this
Section
5.10(f).
5.11. Risk of Loss. Except as otherwise provided in this Section
5.11,
during the Interim Period all risk of loss or damage to the
property included in
the Acquired Assets shall be borne by the Sellers. If during the
Interim Period
the Acquired Assets are damaged by fire or other casualty (each such event, an
"Event of Loss"), or are taken by a Governmental Authority by exercise of the
power of eminent domain (each, a "Taking"), the following
provisions shall
apply:
(a) the occurrence of (i) any one or more Events of Loss, as a result of which the aggregate costs to restore, repair or replace, less any
insurance proceeds received or payable to the Sellers in
connection with such
Event or Events of Loss (provided that any insurance proceeds received or
payable in connection with the Event or Events of Loss are either used to
restore, repair or replace such Event or Events of Loss or are made available to
the Buyer) are reasonably estimated to be equal to or less than
$10,000,000,
and/or (ii) any one or more Takings, as a result of which the aggregate
condemnation proceeds equal an amount reasonably estimated to be equal to or
less than $10,000,000, shall have no effect on the transactions contemplated
hereby; provided that any condemnation proceeds received or
payable in
connection with the Taking or Takings are made available to the
Buyer;
(b) upon the occurrence of (i) any one or more Events of Loss, as a result of which the aggregate costs to restore, repair or replace, less any insurance proceeds received or payable to the Sellers in
connection with such
Event or Events of Loss (provided that any insurance proceeds received or
payable in connection with the Event or Events of Loss are either used to
restore, repair or replace such Event or Events of Loss or are made available to
the Buyer) are reasonably estimated to be greater than
$10,000,000, and/or (ii)
any one or more Takings, as a result of which the aggregate
condemnation
proceeds are reasonably estimated to be greater than $10,000,000
(a "Major
Loss"), the Lead Participants, for themselves and on behalf of the other
Sellers, shall have, in the case of a Major Loss relating to one or more Events
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of Loss, the option, exercised by notice to the Buyer, to
restore, repair or
replace the affected Acquired Assets. If Lead Participants elect to restore,
repair or replace the Acquired Assets relating to a Major Loss, which election
shall be made by notice to the Buyer prior to the Initial Closing
Date and as
soon as practicable following the occurrence of the Major Loss, the Buyer will
have the option of (x) making the completion of the repair,
replacement or
restoration of the affected Acquired Assets a condition to the
Initial Closing
and the Initial Closing Date shall be postponed at its election for the amount
of time reasonably necessary for the Lead Participants to
complete the
restoration, repair or replacement of such affected Acquired
Assets, such time
period to be agreed upon by the Buyer and the Lead Participants or (y) allowing
the Initial Closing to occur prior to the completion of the
repair, replacement
or restoration of such affected Acquired Assets; provided that the Lead
Participant shall have agreed to complete such repair,
replacement or
restoration which covenant shall survive the Closings. If the
Lead Participants
elect not to restore, repair or replace the Acquired Assets
affected by a Major
Loss, or such Major Loss is the result of one or more Takings, the provisions of
Section 5.11(c) will apply;
(c) in the event that the Lead Participants elect not to restore, repair or replace a Major Loss, or in the event that the Lead Participants, having elected to repair, replace or restore the Major Loss, fail to complete
such repair, replacement or restoration within the period of time as agreed upon
by the Parties pursuant to the penultimate sentence of Section
5.11(b), or in
the event that a Major Loss is the result of one or more Takings, then the
Parties shall, within thirty (30) days following the Lead
Participants' election
not to restore, repair or replace, failure to complete, or the occurrence of
such Takings, as the case may be, negotiate in good faith an equitable
adjustment in the Facilities Purchase Price, pursuant to Section
2.6(a)(iii) to
reflect the impact of the Major Loss, as mitigated by any repair, replacement or
restoration work actually completed by the Lead Participants, on the Acquired
Assets being sold to Buyer, and proceed to the Initial Closing.
To assist the
Buyer in its evaluation of any and all Events of Loss, the Lead
Participants
shall provide the Buyer such access to the Acquired Assets and such information
as the Buyer may reasonably request in connection therewith; and
(d) in the event that the Parties fail to reach agreement on an equitable adjustment of the Facilities Purchase Price, within the thirty (30)
days provided in Section 5.11(c), then the Buyer shall have the right to elect,
exercisable by notice to the Lead Participants within fifteen
(15) days
immediately following the expiration of the thirty (30) day
period, to (i)
proceed with the consummation of the transaction at the Initial
Closing, with a
reduction in the Facilities Purchase Price, consistent with the
Lead
Participants' last offer of equitable adjustment thereto as
contemplated by the
penultimate sentence of Section 5.11(c) communicated to the
Buyer, in which
event the Sellers shall assign over or deliver to the Buyer at the Initial
Closing all condemnation proceeds or insurance proceeds which the
Sellers
receive, or to which the Sellers become entitled by virtue of the
Events of Loss
or Taking with respect to the Acquired Assets, less any costs and expenses
reasonably incurred by the Sellers in connection with such Events of Loss or
Taking or in obtaining such condemnation proceeds or insurance proceeds, (ii)
terminate this Agreement, in which event this Agreement shall terminate or (iii)
submit the matter to dispute resolution pursuant to Section 12.1 to determine
the adjustment, if any, in the Facilities Purchase Price, which determination
shall be binding on all Parties. If the Buyer fails to make
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the election within the fifteen (15) day period described in the preceding
sentence, the Buyer will, subject to Section 5.11(d), be deemed to have made the
election to proceed with the Initial Closing.
5.12. Connecticut Transfer Act. The Buyer acknowledges that the
Sites
on which the Facilities are located are subject to the
Connecticut Transfer Act
(C.G.S. (S) 22a-134 et seq.) (the "Transfer Act"), and that it is the Buyer's
sole and exclusive responsibility (a) to determine the
applicability of the
Transfer Act and the appropriate form required to be filed with the Connecticut
Department of Environmental Protection (the "DEP") pursuant to the Transfer Act
for the Sites and the Facilities; (b) to prepare, execute as the certifying
party, and file all required forms with the DEP; (c) to
investigate, remediate
and monitor the Sites as required by the Transfer Act; and (d) to pay any and
all costs, fees, and expenses of, associated with, or relating to the compliance
with the Transfer Act with respect to the Sites and the
Facilities, including,
but not limited to, all fees due the DEP, and all costs of
investigation,
remediation and monitoring of the Sites as required pursuant to the Transfer
Act; provided, however, that the Lead Participants shall pay to and indemnify
the Buyer for any costs of compliance with the Transfer Act as applied to
industrial properties to the extent they relate to any
Environmental Liability
which is an Excluded Liability or in respect of or otherwise arising from the
exercise of the Seller Reserved Easements, and the Sellers shall provide the
Buyer with any information in its possession that would assist the Buyer in
meeting its obligations hereunder. Nothing in this Section 5.12 shall be deemed
to affect in any respect the representations and warranties of the Lead
Participants as set forth in Section 3.2(i) or the indemnity obligations of the
Lead Participants under Section 9.3(a).
5.13. Discharge of Environmental Liabilities. With respect to Environmental Liabilities which constitute Excluded Liabilities, after the
Initial Closing Date, pursuant to Section 2.3(a), the Buyer will use
Commercially Reasonable Efforts not to prejudice or impair the rights of any
Seller under Environmental Laws or interfere with the ability of any Seller to
contest in appropriate administrative, judicial or other
proceedings its
liability, if any, for Environmental Claims or Remediation (the
"Seller
Environmental Liabilities"). To the extent relevant to the Seller
Environmental
Liabilities, (i) the Buyer further agrees to provide to the
Sellers draft copies
of all plans and studies prepared in connection with any Site investigation or
Remediation prior to their submission to the Governmental
Authority with
jurisdiction under Environmental Laws, (ii) the Lead Participants shall have the
right, without the obligation, to attend all meetings between the
Buyer, its
agents or representatives, and such Governmental Authorities and
(iii) the Buyer
shall promptly provide to the Lead Participants copies of all written
information, plans, documents and material correspondence
submitted to or
received from such Governmental Authorities relating to the
Buyer's discharge of
any Environmental Liabilities assumed pursuant to this Agreement.
5.14. Nuclear Insurance. The Buyer shall obtain and maintain policies
of liability and property insurance with respect to the
ownership, operation,
and maintenance of the Facilities which shall afford protection against the
insurable hazards and risks which meets the
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requirements of 10 C.F.R. 50.54(w) and is consistent with Good
Utility
Practices. Such coverage shall include nuclear liability
insurance from ANI,
NEIL or any other provider (or a combination of providers) in such form and in
such amount as will meet the financial protection requirements of the Atomic
Energy Act, and an agreement of indemnification as contemplated by Section 170
of the Atomic Energy Act. In the event that the nuclear liability protection
system contemplated by Section 170 of the Atomic Energy Act is repealed or
changed, the Buyer shall obtain and maintain, to the extent
commercially
available on reasonable terms, alternate protection against
nuclear liability.
In addition, the Buyer shall provide to the NRC assurance of its ability to pay
the retrospective premiums for the Facilities as prescribed and to the extent
required by Section 170 of the Atomic Energy Act and 10 C.F.R.
(S) 140.21.
5.15. Nonwaiver of Third Party Environmental Liabilities. In the
event
that the Buyer, either before or after the Initial Closing Date, shall determine
that the cause that gives rise to the Environmental Liabilities assumed pursuant
to Section 2.3(a) occurred, in whole or in part, prior to the
Initial Closing
Date, the Lead Participants agree to cooperate and provide the
Buyer with any
information in their possession that will assist the Buyer in locating any Third
Party who may be responsible or share responsibility for any
Environmental
Liability, and the Lead Participants shall not waive or excuse the liability of
any such Third Party to the extent any such Environmental
Liabilities would have
a Material Adverse Effect.
5.16. Control of Litigation. The Parties agree and acknowledge that the
Lead Participants shall be entitled exclusively to control,
defend and settle
any litigation, administrative or regulatory proceeding, and any investigative
or Remediation activities (including without limitation any
environmental
mitigation) arising out of or related to any Excluded
Liabilities, so long as
such defense, settlement or other activities do not unreasonably interfere with
the Buyer's operation of the Facilities or materially impair the value of the
Facilities, and the Buyer agrees to use Commercially Reasonable
Efforts to
cooperate with the Lead Participants in connection therewith.
Subject to Section
9.6, the Parties agree and acknowledge that the Buyer shall be entitled
exclusively to control, defend and settle any litigation,
administrative or
regulatory proceeding, and any investigative or remediation
activities arising
out of or related to any Acquired Assets or Assumed Liabilities, so long as such
defense, settlement or other activities do not unreasonably
interfere with the
Sellers' respective businesses, and the Lead Participants agree to use
Commercially Reasonable Efforts to cooperate with the Buyer in connection
therewith.
5.17. Availability of Funds. On or before the Effective Date, the
Buyer
shall have delivered to the Sellers (a) evidence of sufficient funds available
to it as of the Initial Closing Date or binding written
commitments from
responsible financial institutions to provide sufficient
immediately available
funds as of the Initial Closing Date to pay the Relevant
Facilities Purchase
Price, the Relevant Fuel Purchase Price and any Estimated
Adjustment and (b)
evidence of the availability of the Acceptable Credit Support in accordance with
Section 2.5.
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5.18. Cost of Disposal of Pre-1983 Spent Nuclear Fuel.
(a)(i) Each of the Lead Participants hereby appoints the Buyer as its agent and attorney-in-fact to represent it in all matters involving the Pre-
1983 Spent Nuclear Fuel and to prosecute such claims or negotiate on their
behalf a settlement of such claims by and against DOE; provided that no such
settlement shall be entered into by the Buyer without the prior written consent
of the Lead Participants (such consent not to be unreasonably withheld), and the
Buyer shall inform the Lead Participants in writing of any
material developments
regarding any such matter involving the Pre-1983 Spent Nuclear
Fuel; and
provided further, that the Lead Participants shall indemnify and hold the Buyer
harmless from any claims, costs or damages arising from the
Buyer's acts as the
Lead Participants' agent and attorney-in-fact under this
paragraph.
(ii) The Lead Participants shall, within sixty days after the occurrence of an ACS Trigger Event, provide the Buyer a DOE Acceptable Credit
Support.
(b) Prior to the Initial Closing Date, the Lead Participants have reserved certain amounts against future payment of Pre-1983 Spent Nuclear Fuel disposal charges in an amount equal to the "one-time fee" amount provided under
Article VIII(A)(2) of the DOE Standard Contracts, together with accrued interest
at the rate provided in Article VIII(B)(2)(b) thereof (the "DOE
Contract
Amount"). The Parties agree as follows with respect to such
matters:
(i) At such time as the Buyer may be lawfully required
to pay to DOE the fee for disposal of Pre-1983 Spent Nuclear Fuel under
Article VIII of the DOE Standard Contracts (the "DOE Payment
Date"),
subject to any reduction as provided in Section 5.18(b)(ii), the
Lead
Participants shall, upon not less than thirty (30) days' prior notice
from the Buyer, pay or cause to be paid to the Buyer in
immediately
available funds a sum equal to the amount of such payment (the
"DOE
Payment Amount") pursuant to wire transfer instructions to be furnished
by the Buyer to the Lead Participants at least five (5) days prior to
the DOE Payment Date. Upon payment of the DOE Payment Amount, the
DOE
Acceptable Credit Support shall be terminated and the Buyer shall return such DOE Acceptable Credit Support to the Lead Participants. In
the event the Lead Participants fail to reimburse the Buyer in full of
the DOE Payment Amount, the Buyer shall have the right to
exercise its
remedies under the DOE Acceptable Credit Support to the extent necessary to cover any deficiency in the reimbursement of the payment by Buyer of the DOE Payment Amount.
(ii) In the event any pending claims of the Lead
Participants with respect to the DOE Standard Contracts for
disposal of
Pre-1983 Spent Nuclear Fuel are adjudicated, settled by the Buyer
or
otherwise liquidated pursuant to the terms hereof at any time prior to
the DOE Payment Date, and as a result of such adjudication,
settlement
or liquidation, the DOE Payment Amount is reduced, or a credit is available against such
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amount, such credit shall be used by the Buyer to reduce the obligations of the Lead Participants under Section 5.18(b)(i), on a pro
rata basis, by the amount of any such credit. In the event that upon
such adjudication, settlement or liquidation of any such claims of the
Lead Participants with respect to the DOE Standard Contracts, the
Lead
Participants shall be entitled to receive any cash payment from
DOE,
the Lead Participants shall retain such cash and no portion
thereof
shall be applied to reduce the DOE Payment Amount.
(iii) The Parties shall provide the DOE with notice of
assignment of the DOE Standard Contracts to the Buyer pursuant to
Article XIV thereof and the appointment of the Buyer to act as the
agent and attorney-in-fact of CL&P and WMECO in prosecuting or settling
any claims against DOE
5.19. Department of Energy Decontamination and Decommissioning
Fees.
Each Seller will continue to pay its Ownership Share of all DOE decontamination
and decommissioning fund fees relating to Nuclear Fuel purchased and consumed at
the Facilities on or prior to the Initial Closing Date or any
Subsequent Closing
Date, as the case may be, including but not limited to all annual special
assessment invoices to be issued after the Initial Closing Date, by the DOE, as
contemplated by its regulations at 10 C.F.R. Part 766
implementing Sections
1801, 1802, and 1803 of the Atomic Energy Act. After the Initial
Closing and
each Subsequent Closing, the Buyer will pay such DOE
decontamination and
decommissioning fund fees relating to Nuclear Fuel purchased or consumed at each
Unit after the relevant Closing for the appropriate Relevant
Percentage acquired
by the Buyer.
5.20. Cooperation Relating to Insurance and Price-Anderson Act.
Until
the Initial Closing, the Sellers will maintain in effect the same level of
property damage and liability insurance for the Facilities as in effect on the
Effective Date. The Lead Participants shall cooperate with the
Buyer's efforts
to obtain insurance, including insurance required under the Price
Anderson Act
or other Nuclear Laws with respect to the Acquired Assets.
Subject to Section
9.4, the Sellers agree to use Commercially Reasonable Efforts to assist the
Buyer in making any claims against pre-Closing insurance policies of the Sellers
that may provide coverage related to Assumed Liabilities. The
Buyer agrees to
indemnify the Sellers for their reasonable out of pocket expenses incurred in
providing such assistance and cooperation and not to take any action which shall
adversely affect any residual rights of the Sellers in such
insurance policies.
5.21. Acceptable Credit Support.
At the Initial Closing the Buyer shall deliver to CL&P, on behalf of the Remaining Sellers an Acceptable Guaranty and at all times thereafter until the earlier of (x) the termination date of the Agreement pursuant to
Section 10.1(c)(ii)(B) or Section 10.1(e)(ii) and (y) the payment in full of the
Facilities Purchase Price and the Fuel Purchase Price, the Buyer
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shall maintain such Acceptable Guaranty in full force and effect.
If at any time
the guarantor under such Acceptable Guaranty shall cease to be an
Acceptable
Guarantor, then the Buyer shall, within ten (10) days after the earlier of the
date on which (i) the Buyer shall have been given notice of such cessation by
the Lead Participants and (ii) the Buyer shall have Knowledge of such cessation,
deliver to the Lead Participants a replacement Acceptable
Guaranty to be issued
by an Acceptable Guarantor.
5.22. Private Letter Ruling Requests. The Parties agree to
cooperate
in good faith in the preparation and filing of any private letter ruling
requests to be made by the Buyer and the Sellers in order to obtain the tax
treatment desired by the Parties with respect to the transfer of the
Decommissioning Funds pursuant to the terms of this Agreement
(the "Private
Letter Ruling Requests"). Without limiting the generality of the foregoing, the
Buyer and the Sellers shall use Commercially Reasonable Efforts to obtain one or
more private letter ruling(s) from the IRS determining that (i)
the transfer of
assets from the Sellers' Qualified Decommissioning Funds to the
Buyer's
Qualified Decommissioning Fund is a disposition that, pursuant to the IRS'
authority under Treas. Reg. 1.468A-6(g)(1), satisfies the
requirements of Treas.
Reg. 1.468A-6(b), (ii) the Buyer will not recognize gain or
otherwise take into
account any income for U.S. federal income tax purposes by reason of the receipt
of the assets of the Sellers' Nonqualified Decommissioning Funds, including any
Top Off Amounts contributed thereto, and (iii) each Seller shall be entitled to
a current deduction equal to the total of any amounts realized by such Seller as
a result of the Buyer's assumption of the decommissioning
obligations with
regard to the Acquired Assets (the "Requested Rulings"), and further the Buyer
and the Sellers shall use Commercially Reasonable Efforts to obtain separate
private letter ruling(s) from the IRS determining that each
Seller's net
operating loss attributable to the decommissioning obligations assumed by the
Buyer will qualify for specified liability loss treatment under section 172 of
the Code. Neither the Buyer nor the Sellers shall take any action that would
cause the transfer of assets from the Sellers' Qualified
Decommissioning Funds
to the Buyer's Qualified Decommissioning Fund to fail to satisfy the
requirements of Treas. Reg. 1.468A-6(b) (assuming solely for purposes of this
sentence that the interest acquired by the Buyer constitutes a
"qualified
interest" in a "nuclear power plant" as defined in Treas. Reg.
1.468A-5(b)), or
cause the Buyer and the Sellers to fail to obtain such a private letter ruling.
5.23. Credit Rating of Acceptable Guarantor. The Buyer shall, upon
request therefor, during the term of the Acceptable Guaranty (i)
deliver to the
Lead Participants, reports from each of S&P and Moody's as to the credit rating
and such other pertinent information with respect to the credit rating of the
Acceptable Guarantor and (ii) promptly notify the Lead
Participants of any
downgrade in the credit rating of such Acceptable Guarantor.
5.24. NRC Commitments. The Buyer shall maintain, and operate the Facilities in accordance with the NRC Commitments and shall not modify or otherwise amend such NRC Commitments, except in accordance with applicable Law.
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5.25. Exclusivity. Each of the Lead Participants and the Sellers
will
not take, nor will it permit any of its Affiliates (or authorize or permit any
investment banker, financial advisor, attorney, accountant or other Person
retained by or acting for or on behalf of the Lead Participants or the Sellers)
to take, directly or indirectly, any action to initiate, assist, solicit,
receive, negotiate, encourage or accept any offer or inquiry from any Person (i)
to reach any agreement or understanding (whether or not such agreement or
understanding is absolute, revocable, contingent or conditional)
for, or
otherwise attempt to consummate, the sale of the Acquired Assets and the
Facilities to any Person other than the Buyer or its Affiliates, or (ii) to
furnish or cause to be furnished any information with respect to the Acquired
Assets, the Facilities and the Sites to any Person for the
purpose of soliciting
offers for the acquisition of the Acquired Assets or the
Facilities. If the Lead
Participants or any Seller (or any such Person acting for or on their behalf)
receives from any Person (other than the Buyer or Buyer's
Representatives) any
offer, inquiry or informational request referred to above, the
Lead Participants
will promptly advise such Person, by written notice, of the terms of this
Section 5.25 and will promptly, orally and in writing, advise the
Buyer of such
offer, inquiry or request and deliver a copy of such notice to the Buyer.
5.26. Outages. During the Interim Period, the Lead Participants
and
NNECO shall use Commercially Reasonable Efforts to complete, in all material
respects in accordance with Good Utility Practices and in
conformity with
applicable Laws, the refueling outage for Millstone Unit 3
presently anticipated
to commence in the first quarter of 2001 and all work required to be
accomplished in regard to any outage (including without
limitation, any other
refueling outage) in order to return the Facilities to full
licensed thermal
power operation.
5.27 Nuclear Fuel. On the Initial Closing Date and the Subsequent Closing Date, if any, on which WMECO's Ownership Share in the Facilities is conveyed, the Lead Participants shall cause the Total Relevant
Percentage of the
Nuclear Fuel to be transferred from the Fuel Trust to the Buyer, free and clear
of any Lien or encumbrances.
6. Conditions Precedent to Obligation to Close.
6.1. Conditions Precedent to Obligation of the Buyer to Close.
The
obligation of the Buyer to consummate the transactions to be performed by it in
connection with the Initial Closing and each Subsequent Closing is subject to
satisfaction of the following conditions with respect to such
Initial Closing or
Subsequent Closing, as the case may be:
(a) Representations and Warranties.
(i) The representations and warranties of each Seller
set forth in Section 3.1 shall be true and correct in all
material
respects (except if such representation or warranty is subject to
a
"material adverse effect", Material Adverse Effect or other
materiality
threshold, in which case such representation or warranty shall be true
and
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correct in all respects) as though made at and as of the relevant
Closing Date on which such Seller transfers its Ownership Share
(except
with respect to any representation or warranty expressly made as of the
Effective Date, which shall be deemed made as of the Effective
Date and
in the case of any Subsequent Closing Date, except with respect to any
breach of any such representation or warranty to the extent that such
breach arises from the acts or omissions of the Buyer or its
Affiliates
after the Initial Closing Date);
(ii) The representations and warranties of the Lead
Participants set forth in Section 3.2 shall be true and correct in all
material respects (except if such representation is subject to a "material adverse effect", Material Adverse Effect or other materiality threshold, in which case such representation or warranty shall be true
and correct in all respects) as though made at and as of the
Initial
Closing Date and each Subsequent Closing Date (except with
respect to
any representation or warranty expressly made as of the Effective
Date,
which shall be made as of the Effective Date and in the case of any
Subsequent Closing Date, except with respect to any breach of any such
representation or warranty to the extent that such breach arises from
the acts or omissions of the Buyer or its Affiliates after the
Initial
Closing Date);
(b) Performance by the Sellers. The Required Sellers or the Remaining Sellers, as the case may be, shall have performed and complied in all material respects with all of their covenants, agreements and obligations
hereunder through the relevant Closing Date;
(c) Buyer Regulatory Approval. Buyer shall have received the consents, waivers, approvals and authorizations referenced in
Section 5.2(b) and
the Buyer Regulatory Approvals specified in Schedule 6.1(c) in each case without
terms and conditions that, either singly or in the aggregate, are reasonably
likely to have a Material Adverse Effect or a material adverse effect on the
Buyer or its Affiliates and such approvals shall be final and non-
appealable;
(d) Seller Regulatory Approvals. The Required Sellers or the Remaining Sellers shall have received the applicable Seller Regulatory Approvals specified in Schedule 6.2(c), in each case without terms and conditions that,
either singly or in the aggregate, are reasonably likely to have a Material
Adverse Effect or a material adverse effect on the Buyer or its
Affiliates and
such approvals shall be final and non-appealable;
(e) Absence of Litigation. No suit, action or other proceeding against any Party or its Affiliates or any of the Acquired Assets shall be pending before any Governmental Authority which seeks to restrain or prohibit
any of the transactions contemplated by this Agreement or any
Related Agreement
or to obtain damages or other relief in connection with this
Agreement or any
Related Agreement or the actions contemplated hereby or thereby, except for
matters, in the case of suits, actions or pleadings that seek damages that, in
the aggregate, could not reasonably be expected to result in damages causing a
Material Adverse Effect. There shall not be any injunction,
judgment, order,
decree, ruling, charge or laws in effect on the relevant Closing
Date
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preventing consummation of any of the transactions contemplated by this
Agreement or the Related Agreements, except as could not
reasonably be expected
to have a Material Adverse Effect;
(f) Anti-trust Matters. All applicable waiting periods (and any extensions thereof) under the Hart-Scott-Rodino Act shall have expired or otherwise been terminated or it shall have been determined to the
Parties'
mutual satisfaction that all transactions between the Parties are exempt from
the Hart-Scott-Rodino Act;
(g) Deliveries. The Required Sellers or the Remaining Sellers,
as the case may be, shall have complied in all material respects with the
delivery requirements of Section 2.11;
(h) Title Commitments. The issuer of the Title Commitments shall have made available to the Buyer title insurance policies in an amount satisfactory to the Buyer insuring good and marketable fee simple title to the
Total Relevant Percentage of Acquired Assets consisting of real estate and
Improvements as of the relevant Closing Date substantially in the form of the
Title Commitments, with such changes therefrom as shall not in the aggregate
have a Material Adverse Effect and with the exceptions for
parties in possession
(other than those disclosed in Schedule 2.1(a)(ii), if any) and unfiled
mechanics' and materialmen's liens (other than those that arise from any act of
the Buyer or arise under Good Utility Practices and are not
material to the
operation or use of the Acquired Assets in the business of the
Sellers as
conducted through the relevant Closing Date) removed; provided, that the Buyer
shall be under no obligation to pay any amounts to the issuer of such title
insurance policies in order to cause an exception not contained in the Title
Commitments to be removed from such title insurance policies if the amount of
such payment would constitute a Material Adverse Effect; all easements necessary
for Buyer's access to the Real Property and use and operation of the
Improvements thereon as shown in Schedule 2.1(a)(i) shall be in full force and
effect and shall be insured as part of Buyer's title policy;
(i) Material Adverse Effect. Since the Effective Date, there shall not have occurred and be continuing a Material Adverse
Effect, other than
(i) to the extent such Material Adverse Effect is the direct and foreseeable
consequence of facts or circumstances that were disclosed on
Schedule 3.2(a),
3.2(c)(ii), 3.2(g) or 3.2(i) and were not required to be
corrected or remediated
before the relevant Closing Date by this Agreement or (ii) such
Material Adverse
Effect which is the direct and sole result of acts or omissions on the part of
the Buyer after the Initial Closing Date;
(j) Related Agreements. The Related Agreements shall be in full force and effect on each Closing Date;
(k) [RESERVED];
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(l) No Shutdown. Neither Unit 2 or 3 of the Facilities have been shut down or have had their outputs significantly reduced by virtue of the
action, or as a result of actions, taken by the NRC or other
Governmental
Authority.
(m) Certain Consents. The Sellers shall have received third
party consents to assignment of all Material Contracts, except those for which
arrangements reasonably satisfactory to the Buyer have been made pursuant to
Section 5.2(b);
(n) Release of Lien of Mortgage Indenture. The Lien of the Mortgage Indenture and any other mortgages, deeds of trust and security interests on the Acquired Assets shall have been released and any documents
necessary to evidence such release shall have been delivered to the Title
Company;
(o) Decommissioning Funds. The Net Cash Value of each of the Decommissioning Funds shall be as set forth in Schedule 5.10(b);
(p) Requested Rulings. The Buyer shall have received the
Requested Rulings;
(q) Right of First Refusal. To the extent a Lead Participant will not close on the Initial Closing Date, the Buyer shall have received an
assignment of all of the Lead Participants' rights under the
Sharing Agreement
pursuant to the Lead Participants Rights Agreement or such other agreement in
form and substance reasonably satisfactory to it, and such
evidence as may be
reasonably satisfactory to the Buyer of a waiver of rights of first refusal from
any other owners of Unit 3;
(r) Outages. Prior to the Initial Closing Date, the Lead Participants and NNECO shall have completed, in all material respects in accordance with Good Utility Practices and in conformity with applicable Laws,
the refueling outage for Millstone Unit 3 presently anticipated to commence
during the first quarter of 2001 and all work required to be accomplished in
regard to any outage (including, without limitation, any other refueling outage)
in order to return the Facilities to full licensed thermal power operation; and
(s) Other Matters Affecting Acquired Assets. The Buyer shall have received such other documents, agreements or instruments, and the Required
Sellers or the Remaining Sellers, as the case may be, shall have performed such
acts, as the Buyer or its counsel may reasonably request in order to accomplish
the acquisition of the Total Relevant Percentage of the Acquired
Assets and the
operation of the Facilities in a safe and reliable fashion.
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The Buyer may waive any condition specified in this Section 6.1 if it executes a writing so stating on or prior to the relevant
Closing Date and
such waiver shall not be considered a waiver of any other
provision in this
Agreement unless the writing so states.
6.2. Conditions Precedent to Obligation of the Sellers to Close.
The
obligation of each Required Seller or Remaining Sellers, as the case may be, to
consummate the transactions to be performed by it in connection with the Initial
Closing or Subsequent Closing, as the case may be, is subject to satisfaction of
the following conditions:
(a) Representations and Warranties. The representations and warranties of the Buyer set forth in Section 4 shall be true and correct in all material respects (except if such representation or warranty is subject to a
"material adverse effect", Material Adverse Effect or other
materiality
threshold, in which case such representation or warranty shall be true and
correct in all respects) at and as of the Initial Closing Date or
Subsequent
Closing Date, as the case may be (except with respect to any representation or
warranty expressly made as of the Effective Date, which shall be deemed made as
of the Effective Date);
(b) Performance by the Buyer. The Buyer shall have performed and complied in all material respects with all of its covenants, agreements and obligations hereunder through the relevant Closing Date;
(c) Seller Regulatory Approvals. Each Required Seller or
Remaining Seller, as the case may be, shall have received the
Seller Regulatory
Approvals specified in Schedule 6.2(c), in each case without terms and
conditions that either singly or in the aggregate are reasonably likely to have
a Material Adverse Effect or a material adverse effect on such
Seller or its
Affiliates and such approvals shall be final and nonappealable;
(d) Buyer Regulatory Approval. The Buyer shall have received the consents, waivers, approvals and authorizations referenced in
Section 5.2(b) and
the Buyer Regulatory Approvals specified in Schedule 6.1(c) in each case without
terms and conditions that, either singly or in the aggregate, are reasonably
likely to have a material adverse effect on any Seller or its
Affiliates and
such approvals shall be final and nonappealable;
(e) Absence of Litigation. No suit, action or other proceeding against any Party or its Affiliates or any of the Acquired Assets shall be pending before any Governmental Authority which seeks to restrain or prohibit
any of the transactions contemplated by this Agreement or to obtain damages or
other relief in connection with this Agreement or the actions contemplated
hereby, except for matters that, in the aggregate, could not reasonably be
expected to have a Material Adverse Effect. There shall not be any injunction,
judgment, order, decree, ruling, charge or laws in effect on the relevant
Closing Date preventing consummation of any of the
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transactions contemplated by this Agreement or the Related
Agreements, except as
could not reasonably be expected to have a Material Adverse
Effect;
(f) Deliveries. The Buyer shall have complied in all material complied in all material respects with all of its 2.12;
(g) Anti-trust Matters. All applicable waiting periods (and any extensions thereof) under the Hart-Scott-Rodino Act shall have expired or otherwise been terminated or it shall have been determined to the
Parties'
mutual satisfaction that all transactions between the Parties are exempt from
the Hart-Scott-Rodino Act;
(h) NEPOOL. The Buyer shall be a member in good standing of
NEPOOL;
(i) Related Agreements. The Related Agreements shall be in full force and effect as of the relevant Closing Date; and
(j) Requested Rulings. The Sellers shall have received the
Requested Rulings.
Each of the Sellers may with respect to itself waive any
condition
specified in this Section 6.2 if it executes a writing so stating at or prior to
the relevant Closing Date and such waiver shall not be considered a waiver of
any other provision in this Agreement unless the writing
specifically so states
or by any other Seller.
6.3. Initial and Subsequent Closings.
(a) Coordination and Initial Closing. The Buyer and the Sellers desire to effect a coordinated closing with respect to all of the Sellers'
interests in the Acquired Assets. To that end, in order to
provide sufficient
time for the Sellers to obtain necessary Seller Regulatory
Approvals, no Closing
including, without limitation, the Initial Closing, shall occur until the date
(the "Coordination Date") which is the earlier of (1) the date which is eight
(8) months after the Effective Date or (2) the date on which all
Seller
Regulatory Approvals have been obtained. Anything provided in this Agreement to
the contrary notwithstanding, if the Coordination Date has
occurred and the
conditions precedent set forth in Section 6.1 are satisfied with respect to
NNECO and any Seller or Sellers (NNECO and such Sellers,
collectively, the
"Required Sellers") holding individually, or in the aggregate with other
Required Sellers, not less than eighty-one percent (81%) of the
Ownership Shares
of Millstone Units 1 and 2 and not less than fifty-two and ninety-
three one
hundredths percent (52.93%) of the Ownership Shares of Millstone
Unit 3 (the
"Required Assets"), then the Buyer and the Required Sellers shall proceed to
Closing in accordance with Section 2.10 with respect to such
Required Sellers
(the "Initial Closing"). If all conditions precedent as set forth in Section 6
other than the conditions precedent as set forth in Section
6.1(d) or Section
6.2(c) (the "Specified Conditions Precedent")
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are satisfied (and remain so satisfied) with respect to any
Seller or Sellers
(the "Remaining Sellers"), then the Buyer and the Remaining
Sellers shall
proceed to Closing in accordance with Section 2.10 with respect to such
Remaining Sellers on a date no later than fifteen (15) days (or, if the
fifteenth day is not a Business Day, then the next Business Day following such
fifteenth day) after satisfaction of such Specified Conditions
Precedent (the
"Subsequent Closing").
(b) Initial Closing. At the Initial Closing (i) the Required Sellers shall sell and transfer to the Buyer and the Buyer shall purchase and acquire from the Required Sellers the Total Relevant Percentage of the Acquired
Assets, (ii) the Buyer shall assume liability for the Total
Relevant Percentage
of the Assumed Liabilities, (iii) the Lead Participants shall make the transfer
to the Buyer's Decommissioning Fund pursuant to Section 5.10, and
(iv) the Buyer
shall become a party to, and shall succeed to the rights and obligations of the
Lead Participants under the Sharing Agreement as amended in
accordance with
Section 6.3(d).
(c) Subsequent Closings. At each Subsequent Closing (i) the relevant Remaining Seller shall sell and transfer to the Buyer and the Buyer
shall purchase and acquire from the Remaining Seller the Total
Relevant
Percentage of the Acquired Assets, (ii) the Buyer shall assume liability for the
Total Relevant Percentage of the Assumed Liabilities, (iii) the
Lead
Participants shall make the transfer to the Buyer's
Decommissioning Trust Fund
pursuant to Section 5.10, and (iv) the Buyer shall succeed to the rights and
obligations of such Remaining Seller under the Sharing Agreement as amended in
accordance with Section 6.3(d).
(d) Sharing Agreement. On or before the Initial Closing, the Sellers shall cause the Sharing Agreement to be amended to provide that the
Sharing Agreement shall remain in full force and effect following the Initial
Closing and each Subsequent Closing and that the Buyer shall succeed to the
status of and the rights and obligations of the "Lead
Participants" under the
Sharing Agreement as of the Initial Closing.
(e) Indemnified Parties. Following the Initial Closing and
any Subsequent Closing, and until such time as the Buyer shall have acquired all
of the Ownership Shares in the Acquired Assets, the term "Seller
Indemnified
Parties" shall mean the Required Sellers and, each Remaining
Seller as to which
a Subsequent Closing has occurred and their respective Affiliates and any of
their officers, directors and employees, agents and
representatives.
7. Confidentiality.
(a) Each Receiving Party and each Representative thereof will treat and hold as confidential all Proprietary Information, refrain from using any such Proprietary Information except in connection with this
Agreement, the
Related Agreements and transactions contemplated hereby and
thereby, and, if
this Agreement is terminated prior to Closing, deliver promptly to the
Disclosing Party or destroy, at the request and option of the
Disclosing Party,
all tangible
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embodiments and all copies, summaries or abstracts of any
Proprietary
Information received from such Disclosing Party which are in his or its
possession. All Proprietary Information relating to the Acquired
Assets as may
be delivered to the Buyer prior to the Initial Closing shall become Buyer's
Proprietary Information and the Buyer shall be deemed to be the
Disclosing Party
with respect thereto upon consummation of the Initial Closing, and the Sellers
shall not thereafter disclose any such Proprietary Information except to the
extent allowed herein; provided, however, that, subject to
Section 7(b), any
such information which was not treated as confidential or
proprietary by any of
the Sellers prior to Closing shall not become confidential or
Proprietary
Information of the Buyer after the Closing. In the event that the
Receiving
Party or any Representative thereof is requested or required
(including, without
limitation, (i) pursuant to any rule or regulation of any stock exchange or
other self-regulatory organization upon which any of the
Receiving Party's
securities are listed, or (ii) by request for information or documents in any
legal proceeding, including, without limitation, Buyer Regulatory
Approval and
Seller Regulatory Approval processes, interrogatory, subpoena, civil
investigative demand, or similar process or pursuant to any
freedom of
information or open meeting law applicable to any Seller) to disclose any
Proprietary Information, the Receiving Party will notify the
Disclosing Party
promptly of the request or requirement so that the Disclosing
Party may seek an
appropriate protective order or waive compliance with the
provisions of this
Section 7. If, in the absence of a protective order or the
receipt of a waiver
hereunder, the Receiving Party is, on the advice of counsel, compelled to
disclose any Proprietary Information to any tribunal or else stand liable for
contempt or to disclose any Proprietary Information to any Person in compliance
with any freedom of information or open meeting law, the
Receiving Party may
disclose the Proprietary Information to the tribunal or such
Person; provided,
however, that the Receiving Party shall use its best efforts to obtain, at the
request of the Disclosing Party and at the Disclosing Party's
cost, a voluntary
agreement or other assurance that confidential treatment will be accorded to
such portion of the Proprietary Information required to be
disclosed as the
Disclosing Party shall designate.
(b) After the Initial Closing Date, the Buyer will notify the Sellers of any information related to the Acquired Assets that was not
confidential prior to the Initial Closing Date that the Buyer wishes to treat as
Proprietary Information after the Initial Closing and the Sellers will treat
such information as Proprietary Information after receiving such notice.
(c) The obligations of the Parties contained in this Section 7 shall remain in full force and effect for three (3) years from the date hereof
and will survive the termination of this Agreement, the discharge of all other
obligations owed by the Parties to each other and any transfer of title to the
Acquired Assets. Notwithstanding the foregoing, the Parties shall continue to
keep confidential any information as required by applicable Laws.
(d) Upon the Disclosing Party's prior written approval, which will not be unreasonably withheld, the Receiving Party may
provide Proprietary
Information to the DPUC, the FERC, the NRC, the SEC, the United
States
Department of Justice, the United States Federal Trade Commission
or any other
Governmental Authority with jurisdiction, as necessary, to
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obtain any consents, waivers or approvals as may be required for the Parties to
undertake the transactions contemplated hereby. The Receiving
Party will seek
confidential treatment for such Proprietary Information provided to any such
Governmental Authority and the Receiving Party will notify the
Disclosing Party
as far in advance as is practicable of its intention to release to any such
Governmental Authority any such Proprietary Information, so as to permit such
Disclosing Party a reasonable opportunity to obtain a protective order.
(e) Notwithstanding anything set forth herein, nothing in this Agreement shall be interpreted as precluding any Party from reporting or disclosing any information (i) to the NRC concerning any
perceived safety issue
within the NRC's regulatory jurisdiction, (ii) with the prior written consent of
the Disclosing Party, or (iii) to its Affiliates, attorneys, financial advisors
and accountants who are assisting such Party in connection with the transactions
contemplated by this Agreement, provided that such Affiliates, attorneys,
financial advisors and accountants acknowledge the provisions of this Section 7
and agree to be bound hereby.
8. Taxes.
(a) All transfer and sales Taxes incurred in connection with this Agreement and the transactions contemplated hereby shall be borne by the
Buyer, including, without limitation, Connecticut state sales tax
and
Connecticut and local real estate, transfer, personal property and conveyance
taxes, and the Buyer, at its own expense, will file, to the
extent required by
applicable Laws, all necessary Tax Returns and other
documentation with respect
to all such Taxes, and, if required by applicable Laws, the Lead
Participants
and other Sellers, if required, will join in the execution of any such Tax
Returns or other documentation. Prior to the Initial Closing Date and any
Subsequent Closing Dates, the Buyer will provide to the Required
Sellers or the
Remaining Sellers, as the case may be, to the extent possible, an appropriate
certificate of no tax due from each applicable taxing authority.
(b) With respect to Taxes to be prorated in accordance with
Section 2.9, the Buyer shall prepare and timely file all Tax
Returns required to
be filed after the Closing Dates with respect to the Acquired
Assets transferred
as of such Closing Dates and shall duly and timely pay all such
Taxes shown to
be due on such Tax Returns. The Buyer's preparation of any such
Tax Returns
shall be subject to the Lead Participants' approval to the extent that such Tax
Returns relate to any period, allocation or other amount for which the Sellers
are responsible, which approval shall not be unreasonably
withheld. No later
than fifteen (15) Business Days prior to the due date of any such
Tax Return,
the Buyer shall make such Tax Return available for the Lead
Participants' review
and approval. Lead Participants shall respond no later than ten
(10) Business
Days prior to the due date for filing such Tax Return. With
respect to such Tax
Return, the Sellers shall pay to the Buyer their appropriate share of the amount
shown as due on the Tax Returns determined in accordance with
Section 2.9 of
this Agreement.
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(c) Each of the Buyer and the Sellers shall provide the other with such assistance as may reasonably be requested by the other
Party in
connection with the preparation of any Tax Return, any audit or other
examination by any taxing authority, or any judicial or
administrative
proceedings relating to liability for Taxes, and each will retain and provide
the requesting Party with any records or information which may be relevant to
such Tax Return, audit or examination, proceedings or
determination. Any
information obtained pursuant to this Section 8 or pursuant to any other Section
hereof providing for the sharing of information or review of any
Tax Return or
other schedule relating to Taxes shall be deemed to be and shall be Proprietary
Information.
(d) In the event that a dispute arises between the Buyer and any Seller regarding Taxes or any amount due under this Section
8, the Buyer and
the Lead Participants shall attempt in good faith to resolve such dispute and
any agreed upon amount shall be promptly paid to the appropriate
Party. If any
such dispute is not resolved within thirty (30) days after notice thereof is
given to any Party, upon the written request of any Party, the
Parties shall
submit the dispute to the Independent Accounting Firm for
resolution, which
resolution shall be final, binding and conclusive on such
Parties, and the non-
prevailing Party shall make payment of such Taxes or any amount due under this
Section 8 with accrued interest, if any, within ten (10) days after the date of
such resolution. Notwithstanding anything in this Agreement to the contrary, the
fees and expenses of the Independent Accounting Firm in resolving the dispute
shall be borne equally by the Buyer and the Lead Participants.
9. Non-Survival; Effect of Closing and Indemnification.
9.1. Survival of Representation and Warranties; Survival
Covenants and
Agreements. The representations and warranties of the Sellers,
Lead Participants
and NNECO set forth in Sections 3.1 and 3.2 and the
representations and
warranties of the Buyer set forth in Section 4 shall survive the
Initial Closing
for a period of the shorter of (x) eighteen (18) months from the
Initial Closing
or (y) twelve (12) months from the last Subsequent Closing to occur. The
covenants of the Parties contained in this Agreement, other than those which by
their terms survive any termination of this Agreement, shall terminate at such
termination of this Agreement pursuant to Section 10.
9.2. Effect of Closing. Except as otherwise provided elsewhere in this
Agreement, or as otherwise agreed by the Parties, upon the
Initial Closing or
any Subsequent Closing, as the case may be, any condition in favor of either the
Buyer, the Required Sellers, or the Remaining Sellers, as the
case may be (each,
a "Closing Party" and collectively the "Closing Parties") that has not been
satisfied will be deemed waived by the Closing Parties as of such
Closing Date
(but only with respect to those Closing Parties and such Closing
Date and not to
any other Closing Parties or any Subsequent Closing), and each
Closing Party
will be deemed to fully release and forever discharge the other
Closing Parties
with respect to the conditions precedent to Closing. Nothing in this Section 9.2
shall affect or cause to be waived the rights of the Buyer or the
Sellers under
Section 9.3 or 9.4 or with respect to those other matters
specifically stated to
survive or to occur after such Closing Date pursuant to this
Agreement.
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9.3. Indemnity by Lead Participants. The Lead Participants hereby jointly and severally agree to indemnify, defend and hold
harmless the Buyer,
its Affiliates and any of their respective members, officers, directors and
employees, agents and Representatives ("Buyer Indemnified
Parties") against and
in respect of all claims, Liabilities, obligations, judgments,
Liens,
injunctions, charges, orders, decrees, rulings, damages, dues, assessments,
Taxes, losses, fines, penalties, damages, expenses, fees, costs, amounts paid in
settlement (including reasonable attorneys' and expert witness fees and
disbursements in connection with investigating, defending or settling any action
or threatened action), arising out of any claim, complaint,
demand, cause of
action, action, audit, investigation, hearing, suit or other proceeding asserted
or initiated or otherwise existing in respect of any matter
(collectively, the
"Losses"); provided that such Losses result or arise from:
(a) the untruth, inaccuracy or incompleteness of any representation or warranty of any Seller, Lead Participants or NNECO contained in this Agreement or the Schedules hereto or in any document, writing,
certificate or data delivered by such Seller, Lead Participants or NNECO under
this Agreement; provided that Buyer's loss therefrom exceeds
$1,000,000 in the
aggregate (except as expressly provided in clause (f) below);
(b) Liabilities of the Sellers (whether known or unknown) other than Assumed Liabilities, including, but not limited to, Excluded Liabilities
(including any Excluded Liabilities retained by UI);
(c) any Third Party Claim against the Buyer Indemnified Parties based on or relating to the Sellers' ownership, operation or use of the Acquired
Assets prior to the Initial Closing Date or any Subsequent
Closing Date, as the
case may be, that is not an Assumed Liability;
(d) the Excluded Assets;
(e) any breach by any Seller, Lead Participant or NNECO of any covenant, agreement or obligation of such Seller, Lead
Participant or NNECO
contained in this Agreement or any certificate required to be delivered by such
Seller, Lead Participant or NNECO pursuant to this Agreement, or any intentional
misrepresentation or fraudulent breach of representation or
warranty inducing
the Buyer to proceed to a Closing Date and causing any Buyer
Indemnified Party
to suffer Losses;
(f) the untruth, inaccuracy or incompleteness of any representation or warranty of the Lead Participants or NNECO contained in
Section 3.2(e)(iv) of this Agreement and any claims of any owners in Millstone
Unit 3 against the Lead Participants, the Sellers or NNECO or any
Affiliate
thereof; provided, that the indemnity obligation in this clause
(f) shall not be
subject to the following limitations: (i) the $1,000,000
threshold in clause (a)
to the extent such
threshold would otherwise have applied to the representations contained in
Section 3.2(e)(iv), (ii) the cap on liability set forth in
Section 9.5 or (iii)
the survival period set forth in Section 9.1; or
(g) any noncompliance with any bulk sales or fraudulent transfer laws in respect of the transaction contemplated by this Agreement or any of the
Related Agreements.
9.4. Indemnity by Buyer. The Buyer hereby agrees to indemnify, defend
and hold harmless the Sellers and their Affiliates and any of their respective
members, officers, directors and employees, agents and
Representatives ("Seller
Indemnified Parties") against and in respect of all Losses;
provided that such
Losses result or arise from:
(a) the untruth, inaccuracy or incompleteness of any representation or warranty of the Buyer contained in this Agreement or the
Schedules hereto or in any document, writing, certificate or data delivered by
the Buyer under this Agreement; provided that Sellers' Loss
therefrom exceeds
$1,000,000 in the aggregate;
(b) any Third Party Claim against the Seller Indemnified Parties based on or relating to the Buyer's ownership, operation or use of the Acquired
Assets after the Initial Closing Date and any Subsequent Closing
Date, as the
case may be, that is not an Excluded Liability;
(c) any Third Party Claim arising out of, or related to the contracts, warranties or guaranties, or any other agreements that have been properly transferred or assigned to the Buyer by any Seller, except to the
extent the Third Party Claim arises out of events occurring on or prior to the
Initial Closing Date or the Subsequent Closing Date on which such
Seller
transferred its Ownership Share, as the case may be;
(d) the Assumed Liabilities; or
(e) any breach by the Buyer of any covenant, agreement or obligation of the Buyer contained in this Agreement or any certificate required to be delivered by the Buyer pursuant to this Agreement, or any intentional
misrepresentation or fraudulent breach of representation or
warranty inducing
the Seller to proceed to a Closing and causing any Seller
Indemnified Party to
suffer Losses.
9.5. Exclusive and Limited Remedies. Except for the dispute resolution process as set forth in Section 12 and the termination rights under
Section 10, from and after the Initial Closing Date, the remedies set forth in
this Section 9 shall constitute the sole and exclusive remedy for any and all
claims, damages, complaints, demands, causes of action,
investigations,
hearings, actions, suits or other proceedings relating to this
Agreement and are
in lieu of any and all other
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rights and remedies which the Sellers or the Buyer may have under this Agreement
or otherwise for monetary relief with respect to any breach or failure to
perform or with respect to the Assumed Liabilities or Excluded
Liabilities. Each
Party waives any provision of law to the extent that it would limit or restrict
the agreements contained in this Section 9. Nothing herein shall prevent the
Buyer or the Lead Participants, for themselves and on behalf of the other
Sellers, from terminating this Agreement in accordance with
Section 10. The
maximum aggregate exposure for indemnity by the Buyer or the Lead
Participants
for any and all claims of breach of express warranties or
representations
hereunder and indemnification of claims relating thereto shall be
$20,000,000;
provided, however, that in the event such breach of
representation or warranty
arises under Section 9.3(e) or 9.4(e) on the basis of any
intentional
misrepresentation or fraud inducing a Party to proceed to
Closing, such
limitation shall not apply. Subject to the obligations of the
Parties under this
Section 9 to indemnify any other Person for losses arising from a
Third Party
claim or liability, no Party shall be entitled to recover lost profits,
consequential, indirect, punitive or exemplary damages in regard to any claim
against the other Party.
9.6. Notice; Defense of Claims.
(a) The Party which is entitled to indemnification hereunder (for purposes of this Section 9.6, the "Indemnified Party") may make claims for indemnification hereunder by giving written notice thereof to the
Party required
to indemnify (for purposes of this Section 9.6, the "Indemnifying
Party") within
the period in which indemnification claims can be made hereunder.
If
indemnification is sought for a claim or liability asserted by a
Third Party,
the Indemnified Party shall also give written notice thereof to the Indemnifying
Party promptly after it receives notice of the claim or liability being
asserted, but the failure to do so, or any delay in doing so, shall not relieve
the Indemnifying Party from any liability, unless, and then only to the extent
that, the rights and remedies of the Indemnifying Party are
prejudiced as a
result of the failure to give, or delay in giving, such notice.
Such notice
shall summarize the bases for the claim for indemnification and any claim or
liability being asserted by a Third Party. Within thirty (30)
days after
receiving such notice, the Indemnifying Party shall give written notice to the
Indemnified Party stating whether it disputes the claim for
indemnification and
whether it will defend against any Third Party Claim or liability at its own
cost and expense. If the Indemnifying Party fails to give notice to the
Indemnified Party that it disputes an indemnification claim
within thirty (30)
days after receipt of notice thereof it shall be deemed to have accepted and
agreed to the claim, which shall become immediately due and
payable.
(b) The Indemnifying Party shall be entitled to direct the
defense against a Third Party claim or litigation with counsel selected by it
(subject to the consent of the Indemnified Party, which consent shall not be
unreasonably withheld), as long as (i) the Indemnifying Party notifies the
Indemnified Party in writing within thirty (30) days after
receiving notice of
the Third Party Claim that the Indemnifying Party will indemnify, defend and
hold harmless the Indemnified Party from and against the entirety of any Losses
the Indemnified Party may suffer resulting from, arising out of, relating to, in
the nature of, or caused by the Third Party Claim, (ii)
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the Indemnifying Party provides the Indemnified Party with
evidence acceptable
to the Indemnified Party that the Indemnifying Party will have the financial
resources to defend against the Third Party Claim and fulfill its indemnification obligations hereunder, (iii) the Third Party
Claim involves only
money damages and does not seek an injunction or other equitable relief against
the Indemnified Party, and (iv) settlement of, or any adverse judgment with
respect to, the third Party Claim, in the good faith judgment of the Indemnified
Party, is not likely to establish a precedential custom or
practice adverse to
the continuing business interests of the Indemnified Party, and
(v) the
Indemnifying Party is conducting a good faith and diligent
defense.
Notwithstanding the foregoing, the obligations of the
Indemnifying Party
hereunder as to such Third Party claim or litigation shall
include taking all
steps reasonably necessary in the defense, settlement, or
compromise of such
claim or litigation and holding the Indemnified Party harmless from and against
any and all Losses caused by or arising out of any settlement or compromise
approved by the Indemnifying Party or any judgment in connection with such claim
or litigation. The Indemnifying Party shall not, in the defense of such Third
Party claim or any litigation resulting therefrom, consent to entry of any
judgment (other than a judgment of dismissal on the merits
without costs) except
with the written consent of the Indemnified Party (which consent shall not be
unreasonably withheld), or enter into any settlement or
compromise (except with
the written consent of the Indemnified Party, which consent shall not be
unreasonably withheld) which does not include as an unconditional term thereof
the giving by the claimant or the plaintiff to the Indemnified
Party a full
release from all liability in respect of such claim or
litigation. The
Indemnified Party shall at all times have the right to fully participate in the
defense of a Third Party claim or liability at its own expense directly or
through counsel; provided, however, that if the named parties to the action or
proceeding include both the Indemnifying Party and the
Indemnified Party and the
Indemnified Party is advised by counsel that representation of both parties by
the same counsel would be inappropriate under applicable
standards of
professional conduct, the Indemnified Party may engage one
separate counsel at
the expense of the Indemnifying Party.
(c) If the Indemnifying Party does not give notice of its intent to dispute and defend a Third Party claim or liability or litigation resulting therefrom after receipt of notice from the Indemnified Party, or if such good
faith and diligent defense is not being or ceases to be conducted by the
Indemnifying Party, the Indemnified Party shall have the right, at the expense
of the Indemnifying Party, to undertake the defense of such claim or liability
in such manner as it deems appropriate (with counsel selected by the Indemnified
Party and reasonably acceptable to the Indemnifying Party), and to compromise or
settle such claim or litigation on such terms as it may deem appropriate,
exercising reasonable business judgment.
(d) The Indemnifying Party shall promptly reimburse the Indemnified Party for all Losses incurred by the Indemnified
Party in connection
with the defense against such claim or litigation, whether or not resulting
from, arising out of, or incurred with respect to, the act of a
Third Party.
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(e) The Indemnified Party shall make available such information and assistance in connection with the defense by the Indemnifying
Party, as the
Indemnifying Party may reasonably request and shall cooperate with the
Indemnifying Party in such defense at the expense of the
Indemnifying Party.
(f) The expiration or termination of any representation or warranty shall not affect the Parties' obligations under this
Section 9 if the
Indemnified Party provided the Indemnifying Party with proper notice of the
claim or event for which indemnification is sought prior to such expiration,
termination or extinguishment.
9.7. Net of Taxes and Insurance. Any calculation of a Loss under this
Section 9 shall, in each case, give full effect to (a) any and all income Tax
benefits and costs to the Indemnified Party in respect of the
Loss to the extent
realized by the Indemnified Party but such amounts shall be
increased to give
effect to income Taxes attributable to the receipt of any
indemnification
payment hereunder, and (b) any and all insurance or other
proceeds actually
received by the Indemnified Party in respect of the Loss. Any
Party seeking
indemnity hereunder shall use Commercially Reasonable Efforts to seek coverage
for both costs of defense and indemnity under applicable
insurance policies.
9.8. Release. Except as provided in Section 9.3, the Buyer hereby releases, holds harmless and forever discharges the Sellers from any and all claims, damages, complaints, demands, causes of action,
investigations,
hearings, actions, suits or other proceedings of any kind or character whether
known or unknown, hidden or concealed resulting from or arising from any
Environmental Liability with respect to the purchase hereunder of the Acquired
Assets, except for the Environmental Liabilities retained by the
Sellers
pursuant to Section 2.4(c). The Buyer hereby waives any and all rights and
benefits that it now has, or in the future may have conferred upon it with
respect to any Environmental Claim it may have as contemplated by the preceding
sentence by virtue of any statute or common law principle which provides that a
general release does not extend to claims which a Party does not know or suspect
to exist in its favor at the time of such release, which if
known, would have
materially affected such Party's settlement with the other Party.
In this
connection, the Buyer hereby acknowledges that factual matters now unknown to it
with respect to the purchase hereunder of the Acquired Assets may have given or
may hereafter give rise to claims, damages, complaints, demands, causes of
action, investigations, hearings, actions, suits or other
proceedings that are
presently unknown, unanticipated and unsuspected, and it further agrees that
this Section 9.8 has been negotiated and agreed upon in light of that awareness
and it nevertheless hereby intends to release the Sellers as set forth in the
first sentence of this Section 9.8.
9.9. No Recourse. To the extent the transfer, conveyance,
assignment
and delivery of the Acquired Assets to the Buyer as provided in this Agreement
is accomplished by deeds, assignments, easements, leases,
licenses, bills of
sale, or other instruments of transfer and conveyance, whether executed on the
Initial Closing Date or any Subsequent Closing Date, as the
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case may be, or thereafter, such instruments are made without representation or
warranty by, or recourse against, the Sellers, except as
expressly provided in
this Agreement or in any such instrument.
10. Termination.
10.1. Termination of Agreement. The Buyer and the Lead
Participants,
for themselves and on behalf of the other Sellers, may terminate this Agreement
as provided below:
(a) The Buyer and the Lead Participants, for themselves, may terminate this Agreement by mutual written consent at any time prior to the
Initial Closing Date.
(b) The Buyer and the Lead Participants, on behalf of the Remaining Sellers, if any, at the written authorization and direction of such
Remaining Sellers, a copy of which shall be furnished to the
Buyer, may
terminate this Agreement with respect to those Remaining Sellers who have not
transferred their Ownership Shares at a Subsequent Closing, by mutual written
consent at any time during the period following the Initial
Closing and prior to
a Subsequent Closing with respect to such Remaining Sellers.
(c) The Buyer may terminate this Agreement by giving written notice to the Lead Participants or any other Sellers, as the case may be, at any time prior to the Initial Closing Date or any Subsequent Closing
Date, as the
case may be, if any of the following has occurred:
(i) any Required Seller or Remaining Seller, as the
case may be, has breached any representation, warranty or
covenant
contained in this Agreement in any material respect, and the
Buyer has
notified the Lead Participants of the breach, and the breach has continued without cure for a period of sixty (60) days after the notice of breach provided, however, that the Buyer shall not have the right to
terminate this Agreement pursuant to this clause (i) if such breach can
be cured within a reasonable additional time period, in which case such
Seller shall have, within such sixty (60) day period, commenced
and
diligently continued, in good faith, actions to cure such breach within
a reasonable time period, which period shall in no event (A) in the
case of the Required Sellers, exceed twelve (12) months from the Effective Date, or (B) in the case of the Remaining Sellers, exceed eighteen (18) months from the Effective Date;
(ii) (A) in the case of the Initial Closing, the Initial
Closing shall not have occurred on or before a date which is eight (8)
months and fifteen (15) days after the Effective Date, which date shall
be extended to a date which is twelve (12) months from the
Effective
Date if the Initial Closing shall not have occurred due to
failure of
any condition precedent under Section 6.1, unless such condition precedent cannot reasonably
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be expected to be satisfied within such additional period, or (B)
in
the case of any Subsequent Closing, such Subsequent Closing shall not
have occurred on or before a date which is nine (9) months from the
Effective Date, which date shall be extended to a date which is no more
than eighteen (18) months from the Effective Date, if such
Subsequent
Closing shall not have occurred due to failure of any condition precedent under Section 6.1, unless such condition precedent cannot reasonably be expected to be satisfied within such additional period;
provided, however, that the Buyer shall not have the right to terminate
this Agreement pursuant to this clause (ii) if such failure
results
primarily from the breach by the Buyer of any representation, warranty
or covenant contained in this Agreement;
(iii) any Buyer Regulatory Approvals shall have been
finally denied or shall have been granted subject to terms or conditions that, in such Buyer's reasonable determination, either singly or in the aggregate, are reasonably likely to have a Material
Adverse Effect or a material adverse effect on the Buyer or its Affiliates, and all appeals of such determination shall have been taken and have been unsuccessful;
(iv) one or more courts of competent jurisdiction shall
have issued an order, judgment or decree permanently restraining, enjoining or otherwise prohibiting the consummation of any of the transactions contemplated hereby, which order, judgment or decree shall have become final and non-appealable;
(v) any statute, rule or regulation shall have been
enacted or promulgated by any Governmental Authority which,
directly or
indirectly, prohibits the consummation of any of the transactions contemplated hereby;
(vi) the Buyer elects to terminate the Agreement in
accordance with Section 5.11(d); or
(vii) (A) any Seller has within the then-previous fifteen
(15) days given the Buyer any notice pursuant to Section 5.5(a),
(B)
the Buyer has notified the Lead Participants of its intent to terminate
pursuant to this Section 10.1(c)(vii), and (C) the matter that is the
subject of such notice continues to exist for a period of 30 days after
such notice by the Buyer without such Seller having commenced and diligently continued in good faith actions to cure such matter within a reasonable time.
(d) The Lead Participants, for themselves and on behalf of the other Sellers, may terminate this Agreement by giving written notice to the
Buyer at any time prior to the Initial Closing if any of the following has
occurred:
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(i) the Buyer has breached any representation,
warranty, or covenant contained in this Agreement in any material respect, and the Lead Participants have notified the Buyer of the breach, and the breach has continued without cure for a period of sixty
(60) days after the notice of breach; provided, however, that the
Lead
Participants shall not have the right to terminate this Agreement pursuant to this clause (i) if the Buyer shall have, within such sixty
(60)-day period, commenced and diligently continued in good faith actions to cure such breach within a reasonable time which period shall in no event exceed twelve (12) months from the Effective Date;
(ii) the Initial Closing shall not have occurred on or
before a date which is eight (8) months and fifteen (15) days after the
Effective Date, which date shall be extended to a date which is twelve
(12) months from the Effective Date if the Closing shall not have occurred due to failure of any condition precedent under Section 6.2, unless such condition precedent cannot reasonably be expected to be
satisfied within such additional period; provided, however, that the
Lead Participants shall not have the right to terminate this
Agreement
pursuant to this clause (ii) if such failure results primarily from the
breach by any Seller or Lead Participant of any representation, warranty or covenant contained in this Agreement;
(iii) any Seller Regulatory Approvals shall have been
finally denied or shall have been granted subject to terms or conditions that in the Lead Participants' reasonable determination, either singly or in the aggregate, are reasonably likely to have
a
Material Adverse Effect or a material adverse effect on any
Seller or
its Affiliates, and all appeals of such determination shall have been
taken and have been unsuccessful;
(iv) one or more courts of competent jurisdiction shall
have issued an order, judgment or decree permanently restraining, enjoining or otherwise prohibiting the consummation of any of the transactions contemplated hereby, which order, judgment or decree shall have become final and non-appealable;
(v) any statute, rule or regulation shall have been
enacted or promulgated by any Governmental Authority which,
directly or
indirectly, prohibits the consummation of any of the transactions contemplated hereby; or
(vi) (A) the Buyer has within the then-previous fifteen
(15) days given the Lead Participants any notice pursuant to
Section
5.5(b), (B) Lead Participants for themselves and on behalf of the other
Sellers, have notified the Buyer of their intent to terminate pursuant
to this Section 10.1(d)(vi), and (C) the matter that is the
subject of
such notice continues to exist for a period of thirty (30) days after
such notice by the Lead Participants without the Buyer having commenced
and diligently continued in good faith actions to cure such
matter
within a reasonable time; or
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(e) the Lead Participants on behalf of the Remaining Sellers, if any, at the written authorization and direction of such Remaining
Sellers, a
copy of which shall be furnished to the Buyer, may terminate this
Agreement by
giving written notice to the Buyer at any time following the
Initial Closing and
prior to any Subsequent Closing if any of the following has
occurred:
(i) The Buyer has breached any representation,
warranty, or covenant contained in this Agreement in any material respect, and the Lead Participants have notified the Buyer of the breach, and the breach has continued without cure for a period of sixty
(60) days after the notice of breach; provided, however, that the
Lead
Participants shall not have the right to terminate this Agreement pursuant to this clause (i) if the Buyer shall have, within such sixty
(60)-day period, commenced and diligently continued in good faith actions to cure such breach within a reasonable time which period shall in no event exceed twelve (12) months from the Effective Date;
(ii) Such Subsequent Closing shall not have occurred on
or before a date which is nine (9) months from the Effective
Date,
which date shall be extended to a date which is eighteen (18)
months
from the Effective Date if such Subsequent Closing shall not have occurred due to failure of any condition precedent under Section 6.2, unless such condition precedent cannot reasonably be expected to be
satisfied within such additional period; provided, however, that the
Lead Participants shall not have the right to terminate this
Agreement
pursuant to this clause (ii) if such failure results primarily from the
breach by any Remaining Seller of any representation, warranty or covenant contained in this Agreement;
(iii) any Seller Regulatory Approvals shall have been
finally denied or shall have been granted subject to terms or conditions that in such Lead Participant's reasonable determination, either singly or in the aggregate, are reasonably likely to have
a
material adverse effect on such Seller, and all appeals of such determination shall have been taken and have been unsuccessful;
(iv) one or more courts of competent jurisdiction shall
have issued an order, judgment or decree permanently restraining, enjoining or otherwise prohibiting the consummation of any of the transactions contemplated hereby, which order, judgment or decree shall have become final and non-appealable;
(v) any statute, rule or regulation shall have been
enacted or promulgated by any Governmental Authority which,
directly or
indirectly, prohibits the consummation of any of the transactions contemplated hereby; or
(vi) (A) the Buyer has within the then-previous fifteen
(15) days given the Lead Participants any notice pursuant to
Section
5.5(b), (B) the Lead Participants, on
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behalf of the other Sellers, have notified the Buyer of their intent to
terminate pursuant to this Section 10.1(e)(vi), and (C) the
matter that
is the subject of such notice continues to exist for a period of thirty
(30) days after such notice by the Sellers without the Buyer having
commenced and diligently continued in good faith actions to cure such
matter within a reasonable time; or
(f) It is expressly understood and agreed that in the event the Initial Closing has not occurred by the dates set forth in Sections 10.1(c)(ii)
and 10.1(d)(ii), without regard to any extensions relating to
Buyer Regulatory
Approvals or Seller Regulatory Approvals as set forth therein, the Parties
reserve the right to renegotiate any provisions of this Agreement which may be
materially affected by such passage of time.
10.2. Effect of Termination. If either Party terminates this
Agreement
pursuant to Section 10.1, all rights and obligations of the
Sellers whose
Closing has not occurred and the Buyer (with respect to such
Sellers) shall
terminate without any Liability of any Party to any other Party
(except for any
Liability of any Party then in breach and except as provided in
Section 9.1 and
Section 7, which Liability, and any corresponding rights and obligations of the
affected Parties shall survive any such termination).
11. Miscellaneous.
11.1. Press Releases and Public Announcements. The Buyer shall not
issue or make, or allow to be issued or made, any press release or make any
public announcement relating to the subject matter of this
Agreement without the
prior approval of the Lead Participants; provided, however, that either Party
may make any public disclosure it believes in good faith is
required by
applicable Law, or any listing or trading agreement concerning its publicly-
traded securities (in which case the disclosing Party, to the extent possible,
shall provide the other Party with the opportunity to review in advance the
disclosure). No Seller shall issue or make, or allow to be issued or made, any
press release or make any public announcement relating to the subject matter of
this Agreement without the prior approval of the Lead
Participants and the
Buyer; provided, however, that the Seller may make any public disclosure it
believes in good faith is required by applicable Law, or any listing or trading
agreement concerning its publicly-traded securities (in which case the
disclosing Party, to the extent possible, shall provide the other
Party with the
opportunity to review in advance the disclosure).
11.2. No Third Party Beneficiaries. This Agreement shall not confer
any rights or remedies upon any Third Party.
11.3. No Joint Venture. Nothing in this Agreement creates or is intended to create an association, trust, partnership, joint venture or other entity or similar legal relationship among the Parties, or impose a trust,
partnership or fiduciary duty, obligation, or liability on or with respect
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to the Parties. Except as expressly provided herein, none of the
Parties is or
shall act as or be the agent or representative of any of the other Parties. It
is expressly agreed and acknowledged that the Lead Participants act as the agent
of the Sellers pursuant to the Authorization Agreements and any and all actions
taken by the Lead Participants, or any agreement or covenant entered into by the
Lead Participants under this Agreement shall be binding upon all the Sellers and
the Buyer may rely upon any such action, agreement or covenant of the Lead
Participants, as the act, agreement or covenant of the Sellers.
11.4. Entire Agreement. This Agreement, including the Related
Agreements
and any other documents incorporated by reference herein,
constitutes the entire
agreement among the Parties and supersedes any prior
understandings, agreements,
or representations by or among the Parties, written or oral, to the extent they
related in any way to the subject matter hereof. All conflicts or inconsistencies between the terms hereof and the terms of any of the Related
Agreements, if any, shall be resolved in favor of this Agreement.
11.5. Succession and Assignment. This Agreement and all of the
provisions
hereof shall be binding upon and inure to the benefit of the
Parties and their
respective successors and permitted assigns, but neither this
Agreement nor any
of the rights, interests or obligations hereunder shall be
assigned by any
Party, including by operation of law, without the prior written consent of the
other Parties, such consent not to be unreasonably withheld or delayed, nor is
this Agreement intended to confer upon any other Person except the Parties any
rights, interests, benefits, obligations or remedies hereunder.
Any assignment
in contravention of the foregoing sentence shall be null and void and without
legal effect on the rights and obligations of the Parties
hereunder. No
provision of this Agreement shall create any third party
beneficiary rights in
any employee or former employee of any Seller (including any beneficiary or
dependent thereof) in respect of continued employment or resumed employment, and
no provision of this Agreement shall create any rights in any such Persons in
respect of any benefits that may be provided, directly or
indirectly, under any
employee benefit plan or arrangement. Notwithstanding the
foregoing, but subject
to all applicable Laws, (i) the Buyer or its permitted assignee may assign,
transfer, pledge or otherwise dispose of (absolutely or as
security) its rights
and interests hereunder to a trustee, lending institutions or other party for
the purposes of leasing, financing or refinancing the Acquired
Assets, and (ii)
the Buyer or its permitted assignee may assign, transfer, pledge or otherwise
dispose of (absolutely or as security) its rights and interests hereunder to an
Affiliate of the Buyer; provided, however, except as set forth in the following
sentence, in each case that no such assignment shall relieve or discharge the
assigning Party from any of its obligations hereunder or shall be made if it
would reasonably be expected to prevent or materially impede, interfere with or
delay the transactions contemplated by this Agreement or
materially increase the
cost of the transactions contemplated by this Agreement.
Notwithstanding the
foregoing, immediately prior to the Initial Closing, Dominion
Resources, Inc.
may assign its rights and obligations under this Agreement to an
Affiliate
thereof pursuant to an assignment and assumption agreement in form and substance
reasonably satisfactory to the Lead Participants, and upon such assignment and
the delivery of the Acceptable Guaranty for the benefit of the
Remaining
Sellers, if any, Dominion Resources, Inc. shall be released of all liability and
obligation hereunder and such assignee shall thereafter be deemed in all
respects the
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Buyer for all purposes of this Agreement. Each Party agrees, at the assigning
Party's expense, to execute and deliver such documents as may be reasonably
necessary to accomplish any such assignment, transfer, pledge or other
disposition of rights and interests hereunder so long as the nonassigning
Party's rights under this Agreement are not thereby materially altered, amended,
diminished or otherwise impaired. Notwithstanding the foregoing, in no event
shall the rights or obligations acquired hereunder by the Buyer or the Sellers
be conveyed to any Third Party, directly or indirectly, pursuant to the exercise
of a right of first refusal under the Sharing Agreement.
11.6. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which
together will constitute one and the same instrument.
11.7. Headings. The section headings contained in this Agreement are
inserted for convenience only and shall not affect in any way the meaning or
interpretation of this Agreement.
11.8. Notices. All notices, requests, demands, consents,
authorizations,
claims, and other communications hereunder must be in writing.
Any notice,
request, demand, claim, or other communication hereunder shall be deemed duly
given (a) upon confirmation of facsimile, (b) one (1) Business
Day following the
date sent when sent by overnight delivery and (c) five (5)
Business Days
following the date mailed when mailed by registered or certified mail return
receipt requested and postage prepaid at the following address:
If to the Sellers:
The Connecticut Light and Power Company
107 Selden Street
Berlin, Connecticut 06037
Attn: Vice President - Administration
Copy to:
The Connecticut Light and Power Company
107 Selden Street
Berlin, Connecticut 06037
Attn: Vice President, Secretary and General Counsel
If to the Buyer:
Dominion Resources, Inc.
120 Tredegar Street
Richmond, VA 23219
Attn: James K. Martin
Vice President, Business Development
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Copy to:
Dominion Resources, Inc.
120 Tredegar Street
Richmond, VA 23219
Attn: Christine Schwab
Managing Counsel
McGuireWoods, LLP
901 East Cary Street
Richmond, VA 23219
Attn: Michael J. Schewel
Any Party may send any notice, request, demand, claim, or other communication
hereunder to the intended recipient at the address set forth above using any
other means (including personal delivery, expedited courier, messenger service,
telecopy, telex, ordinary mail, or electronic mail), but no such notice,
request, demand, claim, or other communication shall be deemed to have been duly
given unless and until it actually is received by the intended recipient. Any
Party may change the address to which notices, requests, demands, claims, and
other communications hereunder are to be delivered by giving the other Parties
notice in the manner herein set forth.
11.9. Governing Law. This Agreement shall be governed by and construed in
accordance with the domestic laws of the State of Connecticut without giving
effect to any choice or conflict of law provision or rule
(whether of
Connecticut or any other jurisdiction) that would cause the
application of the
laws of any jurisdiction other than Connecticut.
11.10. Change in Law. If and to the extent that, during the
Interim Period,
any laws or regulations that govern any aspect of this Agreement shall change,
so as to make any aspect of this transaction unlawful, then the
Parties agree to
make such modifications to this Agreement as may be reasonably necessary for
this Agreement to accommodate any such legal or regulatory
changes, without
materially changing the overall benefits or consideration
expected hereunder by
either party.
11.11. Consent to Jurisdiction and Venue. Subject to and without limiting
the dispute resolution procedure set forth in Section 12, each of the Sellers
and the Buyer consent to the exclusive jurisdiction and venue of any state or
federal court within the City of Hartford, Connecticut for
adjudication of any
suit, claim, action or other proceeding at law or in equity
relating to this
Agreement, or to any transaction contemplated hereby. Each of the
Sellers and
the Buyer accepts, generally and unconditionally, the exclusive jurisdiction and
venue of the aforesaid courts and waive any objection as to
venue, and any
defense of forum non conveniens.
11.12. Amendments and Waivers. No amendment of any provision of this
Agreement shall be valid unless the same shall be in writing and signed by the
Buyer and the Sellers. No
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waiver by any Party of any default, misrepresentation, or breach of warranty or
covenant hereunder, whether intentional or not, shall be deemed to extend to any
prior or subsequent default, misrepresentation, or breach of warranty or
covenant hereunder or affect in any way any rights arising by virtue of any
prior or subsequent such occurrence.
11.13. Severability. Any term or provision of this Agreement that is held
invalid or unenforceable in any situation shall not affect the validity or
enforceability of the remaining terms and provisions hereof or the validity or
enforceability of the offending term or provision in any other situation;
provided, however, that the remaining terms and provisions of this Agreement may
be enforced only to the extent that such enforcement in the
absence of any
invalid terms and provisions would not result in (a) deprivation of a Party of a
material aspect of its original bargain upon execution of this
Agreement or any
Related Agreement, (b) unjust enrichment of a Party, or (c) any other manifestly
unfair or inequitable result.
11.14. Expenses. Except as otherwise expressly provided herein, each of the
Sellers and the Buyer will each bear its own costs and expenses
(including legal
and accounting fees and expenses) incurred in connection with this Agreement and
the transactions contemplated hereby.
11.15. Construction. Ambiguities or uncertainties in the wording of this
Agreement will not be construed for or against any Party. The
Parties
acknowledge that they have been represented by counsel in
connection with the
review and execution of this Agreement, and, accordingly, there shall be no
presumption that this Agreement or any provision hereof be
construed against the
Party that drafted this Agreement or any portion hereof.
11.16. Incorporation of Exhibits and Schedules. The Exhibits and
Schedules
identified in this Agreement are incorporated herein by reference and made a
part hereof.
11.17. Specific Performance. Each of the Parties acknowledges and agrees
that the other Parties would be damaged irreparably in the event any of the
provisions of this Agreement are not performed in accordance with their specific
terms or otherwise are breached. Accordingly, each of the Parties agrees that
the other Parties shall be entitled to an injunction or
injunctions to prevent
breaches of the provisions of this Agreement and to enforce
specifically this
Agreement and the terms and provisions hereof in any action
instituted in any
court of the United States or any state thereof having
jurisdiction over the
Parties and the matter in addition to any other remedy to which it may be
entitled, at law or in equity.
11.18. Dispute Negotiation. Prior to instituting any arbitration or other
dispute resolution as provided herein, the Parties will attempt in good faith to
resolve any dispute or claim by referring any such matter within ten (10) days
of written notice of any such dispute or claim, to their
respective chief
executive officers for resolution. The chief executive officers of the relevant
Parties shall attempt to resolve the dispute or claim within thirty (30) days.
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11.19. Good Faith Covenant. The Parties agree that their actions
and
dealings with each other shall be subject to an express covenant of good faith
and fair dealing.
11.20. Set-Off. Notwithstanding any provisions hereof to the contrary,
in the event a Party shall be delinquent in the payment of any sum due any other
Parties under any note, this Agreement or any Related Agreement, in addition to
and without waiving any other remedies hereunder, the Party to whom the
obligation is owed shall be entitled to set off any sums due from the delinquent
Party under this Agreement or any Related Agreement, or any other obligations of
the delinquent Party, in full or partial satisfaction of such sum due from the
delinquent Party.
11.21. Bulk Transfer Act. The Parties hereby waive compliance with the
bulk sales act or comparable statutory provisions of each
applicable
jurisdiction.
11.22. Release and Settlement Agreements. The Buyer acknowledges receipt of copies of the Release and Settlement Agreements and the terms thereof
regarding certain agreements among the Sellers with respect to the transactions
contemplated by this Agreement and the other Related Agreements.
12. Dispute Resolution and Arbitration.
12.1. Dispute Resolution. Any dispute arising out of this
Agreement or
any of the Related Agreements, or the consummation of the
transactions
contemplated hereby or thereby involving a monetary claim of less than $50,000,
or at the election of the Lead Participants and the Buyer, except as otherwise
provided herein or therein, shall be submitted to binding dispute resolution in
the following manner. Within ten (10) days following receipt of a written
request by one Party to the other, the Lead Participants and the
Buyer will each
select one representative with the particular knowledge and
expertise relevant
to the technical, financial or other matter in dispute (the
"Dispute
Representative") to serve on a dispute resolution panel (the
"Panel"). Each
Party will notify the other in writing of its Dispute
Representative within such
ten (10) day period. Within ten (10) days following the selection of the Dispute
Representatives, the Dispute Representatives shall mutually agree upon the
selection of a third member of the Panel who shall also possess the particular
knowledge and expertise relevant to the subject matter of the dispute. If the
Dispute Representatives cannot agree on the selection of a third member of the
Panel within ten (10) days after their selection, they will
obtain a list of
qualified individuals from a mutually agreeable professional association or
society and each shall have the option of removing names from such list until an
acceptable individual is selected as the third member of the
Panel. If
necessary, this process will be repeated until an acceptable individual is
selected as the third member of the Panel. Within fifteen (15)
days after the
selection of the third member of the Panel, the Buyer and the
Lead Participants
will agree upon a process which is appropriate for the resolution of the
dispute, including the presentation of live testimony or
documentary evidence,
as they deem appropriate, and shall further agree upon such other procedures,
such as the presentation of summation papers or closing argument, as they deem
appropriate. The Panel will render a binding decision no later than thirty (30)
days following the selection of the third
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member of such Panel, unless the Parties agree upon an extension of such thirty
(30)-day period. The decision of the Panel shall be final and binding on all
Parties. All dispute resolution proceedings shall be held in
Hartford,
Connecticut. All documents, information and other evidence
produced for or in
connection with such proceeding shall be held in confidence by the Parties. Each
Party shall bear the compensation and expenses of its chosen
Dispute
Representative, and the expenses of the third member of the Panel shall be borne
equally by the Buyer, on the one hand, and the Sellers, on the other hand. Each
Party shall bear the compensation and expenses of its legal
counsel, witnesses
and employees.
12.2. Arbitration. Any dispute arising out of this Agreement or any
Related Agreements, or the consummation of the transactions
contemplated hereby
or thereby that is not subject to Section 12.1 or resolved under
Section 11.8 or
Section 12.1 or otherwise, shall be settled by arbitration
administered by
American Arbitration Association under the Commercial Arbitration
Rules (the
"Commercial Arbitration Rules"). The arbitration tribunal shall be composed of
three arbitrators (one arbitrator selected by each Party with the third selected
by the other two arbitrators). The arbitration proceedings shall be held in
Hartford, Connecticut. The decision, judgment and order of the arbitration
tribunal shall be final, binding and conclusive as to the Parties involved in
such dispute, and their respective Affiliates, and may be entered in any court
having jurisdiction thereof. All documents, information and other evidence
produced for or in connection with such arbitration proceedings shall be held in
confidence by the Parties. Other than the fees and expenses of the arbitrators,
which shall be shared equally by the Parties, each Party shall bear the
compensation and expenses of its own legal counsel, witnesses and employees.
13. Definitions.
"Acceptable Credit Support" means an Acceptable Guaranty. "Acceptable Guarantor" means any Person with a rating of its long-term unsecured debt obligations of not less than both BBB- by S&P and
Baa3 by
Moody's.
"Acceptable Guaranty" means a guaranty issued by an Acceptable
Guarantor,
guaranteeing to the Remaining Sellers the obligations of the
Buyer after the
Initial Closing (a) to pay the unpaid portion of the Facilities
Purchase Price
and the Fuel Purchase Price and (b) to perform the Buyer's
obligations under the
Sharing Agreement, substantially in the form of Exhibit H
attached hereto.
"Acquired Assets" has the meaning set forth in Section 2.1. "Acquired Assets Employee Records" means all personnel records maintained by Sellers, wherever located and whether existing in hard copy or electronic
format relating to the Acquired Assets Employees, including, but not limited to
(a) names, addresses, dates of birth, job titles and
descriptions; (b) starting
dates of employment; (c) salary and benefits information; (d)
resumes, job
applications and biographies; (e) Occupational Safety and Health
Administration
reports (or the equivalent); (f) active medical restriction
forms; (g) fitness
for duty and disciplinary action
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information; (h) skill and development training; (i) seniority histories; (j)
access authorization information and (k) any other documents relating to
Acquired Assets Employees.
"Acquired Assets Employees" has the meaning set forth in Section
5.7(b).
"ACS Trigger Event" means at any time, the rating of the long-
term
senior secured obligations of the Lead Participants shall be less than either
BBB- by S&P or Baa3 by Moody's.
"Act of Bankruptcy" means the filing of a petition in bankruptcy
(or
other commencement of a bankruptcy or similar proceeding) by or against the
Buyer under the Bankruptcy Code or other applicable bankruptcy, insolvency or
similar law, whether federal or state, as now or hereafter in effect.
"Affiliate" has the meaning set forth in Rule 12b-2 of the
regulations
promulgated under the Securities Exchange Act of 1934, as
amended.
"Agreement" has the meaning set forth in the preamble to this Agreement, together with the Schedules and Exhibits hereto, as the same may be
amended from time to time.
"ANI" means American Nuclear Insurers.
"Announcement Date" means August 7, 2000.
"Application" means all necessary or appropriate actions to
request
NRC approval in respect of a Transfer of License for a Facility, including a
change in the operator of such Facility.
"Asset Demarcation Agreement" means the Asset Demarcation
Agreement
between the Buyer and the Lead Participants, for themselves and on behalf of the
other Sellers, in substantially the form attached hereto as
Exhibit C.
"Assignment and Assumption Agreement" means the Assignment and Assumption Agreement between the Buyer and the relevant party thereto, in substantially the form attached hereto as Exhibit D.
"Associate Participants" has the meaning set forth in the Sharing
Agreement.
"Assumed Liabilities" has the meaning set forth in Section 2.3. "Atomic Energy Act" means the Atomic Energy Act of 1954, as amended,
42 U.S.C. Section 2011 et seq., or any successor statute. "Authorization Agreements" means those agreements between CL&P
and
another Seller, in which such other Seller has appointed CL&P as its agent for
the purposes of the transactions contemplated by this Agreement and the Related
Agreements.
"Bankruptcy Code" means Title 11 of the United States Code
entitled
"Bankruptcy", as now or hereafter in effect, or any successor statute.
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"Bill of Sale" means the Bill of Sale, in substantially the form of
Exhibit B attached hereto.
"Bond Counsel" has the meaning set forth in Section 5.8(d)(ii). "Business Day" means any day other than a Saturday, Sunday or day on which banks are legally closed for business in New York, New
York.
"Business Plan" means the program of NNECO referred to as "Focus
2000".
"Buyer" has the meaning set forth in the preamble above, and includes
any Person who becomes the Buyer pursuant to Section 11.5.
"Buyer Indemnified Parties" has the meaning set forth in Section
9.3.
"Buyer Regulatory Approvals" means those approvals identified on
Schedule 6.1(c) attached hereto to be obtained by the Buyer as a condition to
the Buyer's obligations under this Agreement.
"Buyer's Decommissioning Fund" has the meaning set forth in
Section
5.10.
"Buyer's Nonqualified Decommissioning Fund" has the meaning set forth
in Section 5.10(a).
"Buyer's Plan" has the meaning set forth in Section 5.7(c). "Buyer's Qualified Decommissioning Fund" has the meaning set forth in
Section 5.10(a).
"Buyer's Representative" has the meaning set forth in Section
5.4.
"Cash" means cash and cash equivalents (including marketable securities
and short term investments) calculated in accordance with GAAP. "C.G.S." means Connecticut General Statutes.
"CL&P" has the meaning set forth in the preamble of this
Agreement.
"Closing" has the meaning set forth in Section 2.10.
"Closing Date" has the meaning set forth in Section 2.10.
"Closing Party" and "Closing Parties" have the meanings as set forth in
Section 9.2.
"CMLP" has the meaning set forth in the preamble to this
Agreement.
"CMP" has the meaning set forth in the preamble to this
Agreement.
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"COBRA" means the Consolidated Omnibus Budget Reconciliation Act of
1985, as amended and the applicable regulations promulgated
thereunder.
"Code" means the Internal Revenue Code of 1986, as amended.
"Cold and Dark" means that Millstone Unit 1 has been placed in a SAFSTOR condition (as defined in Article 1.14 of the Entergy Contract) and includes completion of the following activities: (i) all
Millstone Unit 1
systems, other than those required to support the spent fuel pool cooling or, as
appropriate, continuing decommissioning activities including
SAFSTOR, shall be
deenergized, drained of fluids, and placed in a secure and stable configuration;
(ii) all loose waste, debris and hazardous or flammable materials for Millstone
Unit 1 have been removed, (iii) all plant separation projects for
Millstone Unit
1 have been completed, and (iv) Millstone Unit 1 has been placed in a safe and
secure storage condition.
"Cold and Dark Adjustment" has the meaning set forth in Section
5.10(d).
"Collective Bargaining Agreements" has the meaning set forth in
Section
3.2(h).
"Commercial Arbitration Rules" has the meaning set forth in
Section
12.2.
"Commercially Reasonable Efforts" means efforts which are
designed to
enable a Party, directly or indirectly, to satisfy its
obligations hereunder or
otherwise assist in the consummation of the transactions
contemplated by this
Agreement and which do not require the performing Party to expend any funds or
assume liabilities other than expenditures and liabilities which are customary
and reasonable in nature and amount in transactions of the kind and nature
contemplated by this Agreement.
"Contested Proceeding" when used in connection with a Transfer of License, means a proceeding commenced by the issuance of a
"notice of hearing"
under 10 C.F.R. Section 2.104 or Section 2.105 Subsection (e)(2),
as the case
may be.
"Coordination Date" has the meaning set forth in Section 6.3(a). "Decommissioning" means the complete retirement and removal of the
Facilities from service and the restoration of the Site of such
Facility, as
well as any planning and administrative activities incidental thereto, including
but not limited to (a) the dismantlement, decontamination and/or safe storage of
the Facilities, in whole or in part, and any reduction or
removal, whether
before or after termination of the applicable NRC License, of radioactivity at
the Site, and (b) all activities, necessary for the retirement, dismantlement,
and decontamination of the Facilities to comply with all
applicable requirements
of the Atomic Energy Act, the NRC's rules, regulations, orders
and
pronouncements thereunder, the NRC Licenses, any related
decommissioning plan,
Environmental Laws and other applicable Laws.
"Decommissioning Funds" means the Qualified Decommissioning Funds
and
the Nonqualified Decommissioning Funds.
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"Decommissioning Trust Agreements" means for each Facility, the
Trust
Agreement dated December 1, 1999 among CL&P and WMECO, and Mellon
Bank, N.A., as
Trustee.
"Decommissioning Trust Closing Amount" means the amount
determined
pursuant to Section 5.10(b).
"Decommissioning Trusts" means the irrevocable trusts created pursuant
to the Decommissioning Trust Agreement, consisting of assets held in Qualified
Decommissioning Funds and Nonqualified Decommissioning Funds. "Deed" means the Deed for the Real Property and Improvements substantially in the form of Exhibit A attached hereto.
"DEP" has the meaning set forth in Section 5.12.
"Disclosing Party" has the meaning set forth in the definition of "Proprietary Information".
"Dispute Representative" has the meaning set forth in Section
12.1.
"Disqualification Event" means any amendment to the
Decommissioning
Trust Agreements which, assuming that the Qualified
Decommissioning Funds were
not disqualified at the Closing Date, would disqualify such
Qualified
Decommissioning Funds under (a) Section 468A of the Code and the
Regulations
promulgated thereunder as in effect on the Closing Date; (b) any final,
temporary or proposed regulations published by the Department of
Treasury; or
(c) any other written guidance published by the IRS.
"Divestiture Site Manager" means the project manager for the
Millstone
divestiture.
"DOE" means the U.S. Department of Energy or any successor
thereto.
"DOE Acceptable Credit Support" means (a) a DOE Acceptable Letter of
Credit or (b) a DOE Acceptable Guaranty.
"DOE Acceptable Guarantor" means a Person with a rating of its long-
term unsecured debt obligations of not less than both BBB-by S&P and Baa3 by
Moody's.
"DOE Acceptable Guaranty" means a guaranty issued by a DOE
Acceptable
Guarantor, substantially in the form of Exhibit M attached
hereto.
"DOE Acceptable Letter of Credit" means an irrevocable,
unconditional
standby letter of credit issued by an Eligible Financial
Institution for the
benefit of the Buyer having a drawing amount which shall be at least equal to
the Estimated DOE Payment Amount that is payable or negotiable at an office of
the Issuing Bank (or a corresponding bank thereof) in New York
City, Connecticut
or such other place as shall be acceptable to the Buyer.
"DOE Contract Amount" has the meaning set forth in Section 5.18.
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"DOE Payment Amount" has the meaning set forth in Section 5.18.
"DOE Payment Date" has the meaning set forth in Section 5.18.
"DOE Standard Contracts" means the Contracts for Disposal of
Spent
Nuclear Fuel and/or High Level Radioactive Waste, Nos. DE-CR-01-
83NE44399.000,
DE-CR-01-83NE44467.000 and DE-CR-01-83NE44468.000, dated as of
June 30, 1983,
between the United States of America, represented by the United
States
Department of Energy, and the Seller or its Affiliate.
"Dollars" or "$" means lawful currency of the United States of
America.
"DPUC" means the Connecticut Department of Public Utility
Control.
"DTC Guarantee" has the meaning set forth in Section 5.10(d)(ii). "Effective Date" means the date on which this Agreement has been duly executed and validly delivered by the Parties.
"Eligible Acquired Assets Employees" means an Acquired Assets
Employee
whose age is between 50 and 54 as of the Announcement Date, and whose age plus
years of credited service as determined under the Plan as of such
Announcement
Date equals or exceeds 65.
"Eligible Financial Institution" means a banking or other
financial
institution, the long term senior unsecured debt obligations of which is rated
at least AA by S&P or Aa2 by Moody's.
"Emergency Preparedness Agreements" has the meaning set forth in
Section 2.1(m).
"Emergency Preparedness Assets" has the meaning set forth in
Section
2.1(m).
"Employee Benefit Plan" means any (a) nonqualified deferred compensation or retirement plan or arrangement which is an Employee Pension
Benefit Plan, (b) qualified defined contribution retirement plan or arrangement
which is an Employee Pension Benefit Plan, (c) qualified defined benefit
retirement plan or arrangement which is an Employee Pension
Benefit Plan, (d)
Employee Welfare Benefit Plan or material fringe benefit plan, program or
arrangement or (e) profit sharing, bonus, stock option, stock purchase, equity,
stock appreciation, deferred compensation, incentive, severance plan or other
benefit plan.
"Employee Pension Benefit Plan" has the meaning set forth in
ERISA
Section 3 Subsection (2).
"Employee Welfare Benefit Plan" has the meaning set forth in
ERISA
Section 3 Subsection (1).
"Entergy Contract" means the Decommissioning Management
Agreement,
dated as of May 14, 1999, between NNECO and Entergy Nuclear,
Inc., as amended by
memorandum dated November 18, 1999 and by letters dated December
2, 1999 and
December 15, 1999.
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"Environment" means soil, land surface or subsurface strata, real property, surface waters (including navigable waters, ocean
waters, streams,
ponds, drainage basins and wetlands), groundwater, water body sediments,
drinking water supply, stream sediments, ambient air (including indoor air),
plant and animal life (including fish and all other aquatic life)
and any other
environmental medium or natural resource.
"Environmental Claim" means a claim by any Person based upon a breach
of Environmental Law or an Environmental Liability alleging loss of life, injury
to persons, property or business, damage to natural resources or trespass to property.
"Environmental Laws" means all applicable Laws and any binding administrative or judicial interpretations thereof relating to:
(a) the
regulation, protection and use of the Environment; (b) the
conservation,
management, development, control and/or use of land (including zoning laws and
ordinances), natural resources and wildlife; (c) the management, manufacture,
possession, presence, use, generation, transportation, treatment, storage,
disposal, release, threatened release, abatement, removal,
remediation, or
handling of, or exposure to, any Hazardous Substances; or (d)
noise; and
includes, without limitation, the following federal statutes (and their
implementing regulations): the Comprehensive Environmental
Response,
Compensation and Liability Act of 1980, as amended; the Solid
Waste Disposal
Act, as amended, 42 U.S.C. (S) 6901 et seq.; the Federal Water
Pollution Control
Act of 1972, as amended, 33 U.S.C. (S) 1251 et seq.; the Toxic
Substances
Control Act of 1976, as amended, 15 U.S.C. (S) 2601 et seq.; the
Clean Air Act
of 1966, as amended, 42 U.S.C. (S) 7401 et seq.; the Federal
Insecticide,
Fungicide, and Rodenticide Act, as amended, 7 U.S.C. (S) 136 et seq.; the
Coastal Zone Management Act of 1972, as amended, 16 U.S.C. (S)
1451 et seq.; the
Oil Pollution Act of 1990, as amended, 33 U.S.C. (S) 2701 et seq.; the Rivers
and Harbors Act of 1899, as amended, 33 U.S.C. (S) 401 et seq.;
the Hazardous
Materials Transportation Act, as amended, 49 U.S.C. (S) 1801 et seq.; the
Endangered Species Act of 1973, as amended, 16 U.S.C. (S) 1531 et seq.; the Safe
Drinking Water Act of 1974, as amended, 42 U.S.C. (S) 300(f) et seq.; and all
analogous or comparable state statutes and regulations,
including, without
limitation, the Connecticut Transfer Act, as amended, C.G.S. (S)
22a-134 et seq.;
and the Connecticut Remediation Standard Regulations, R.C.S.A.
(S) 22a-133k-1 et seq.
"Environmental Liabilities" means any Liability under or related to former or
current Environmental Laws or the common law, whether such
liability or obligation
or responsibility is known or unknown, contingent or accrued, arising as a result
of or in connection with (a) any violation or alleged violation of Environmental Laws,
prior to, on or after any Closing Date, with respect to the ownership, operation or use of the Acquired Assets; (b) loss of life, injury to persons, property or business or damage to natural resources (whether or not such loss, injury or damage arose
or was made manifest before any Closing Date or arises or becomes manifest after
any Closing Date), caused (or allegedly caused) by the presence or Release of
Hazardous Substances at, on, in, under, above, adjacent to or migrating from the
Acquired Assets prior to, on or after any Closing Date,
including, but not limited to,
Hazardous Substances contained in building materials at the
Acquired Assets or
in the atmosphere, soil, surface water, sediments, groundwater, landfill cells, or in other environmental media at or adjacent to the Acquired Assets; (c)
the investigation
and/or Remediation (whether or not such investigation or
Remediation commenced
before any Closing Date or commences after any Closing Date) of
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Hazardous Substances that are present or have been Released prior to, on or
after any Closing Date at, on, in, under, above, adjacent to or migrating from
the Acquired Assets, including, but not limited to, Hazardous
Substances
contained in building materials at the Acquired Assets or in the atmosphere,
soil, surface water, sediments, groundwater, landfill cells, or in other
environmental media at or adjacent to the Acquired Assets; (d)
subject to the
provisions of Section 5.15, compliance with applicable
Environmental Laws prior
to, on or after any Closing Date with respect to the ownership or operation or
use of the Acquired Assets; (e) loss of life, injury to persons, property or
business or damage to natural resources caused (or allegedly caused) by the
offsite disposal, storage, transportation, discharge, Release or recycling, or
the arrangement for such activities, of Hazardous Substances, prior to, on or
after any Closing Date, in connection with the ownership or
operation of the
Acquired Assets; and (f) the investigation and/or remediation of
Hazardous
Substances that are disposed, stored, transported, discharged,
Released,
recycled, or the arrangement of such activities, prior to, on or after the
Closing Date, in connection with the ownership or operation of the Acquired
Assets.
"ERISA" means the Employee Retirement Income Security Act of
1974, as
amended.
"Estimated Adjustment" has the meaning set forth in Section
2.6(c)(i).
"Estimated Closing Statement" has the meaning set forth in
Section
2.6(c)(i) .
"Estimated DOE Payment Amount" means, with respect to a DOE
Letter of
Credit, the estimated amount determined pursuant to the DOE
Standard Contract,
that would be payable for the one time fee obligation to the DOE assuming that
such payment is due on the date six months after the issuance of such DOE
Acceptable Letter of Credit, or such lesser amount as shall be agreed upon by
the Buyer and the Lead Participants.
"Estimated Facilities Purchase Price Adjustment" has the meaning set
forth in Section 2.6(c)(i).
"Estimated Fuel Purchase Price Adjustment" has the meaning as set forth
in Section 2.6(c)(i).
"Estoppel Certificate" means the Estoppel Certificate executed by the
parties to the Leases and Material Contracts, which Leases and
Material
Contracts having a remaining unperformed value greater than
$50,000 (other than
the Sellers), substantially in the form of Exhibit K attached hereto.
"Event of Loss" has the meaning set forth in Section 5.11. "Excluded Assets" has the meaning set forth in Section 2.2. "Excluded Liabilities" has the meaning set forth in Section 2.4. "Exhibits" means the exhibits to this Agreement.
"Facilities Purchase Price" has the meaning set forth in Section
2.5(a).
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"Facilities Purchase Price Adjustment" has the meaning set forth in
Section 2.6(c)(ii).
"Facility" means any of Millstone Units 1, 2 or 3 and
"Facilities"
means any two or more of Millstone Units 1, 2 and 3.
"FERC" means the Federal Energy Regulatory Commission, or its regulatory successor, as applicable.
"Final Safety Analysis Report" or "FSAR" means the report, as updated,
that is required for the Facilities in accordance with the
requirements of 10
C.F.R. (S) 50.71(e).
"FIRPTA Affidavit" means the affidavit to be delivered by each
Seller
at the Closing at which it is transferring its Ownership Shares in substantially
the form of Exhibit G attached hereto.
"Fitchburg" has the meaning set forth in the preamble to this
Agreement.
"Fuel Purchase Price" has the meaning set forth in Section
2.5(a).
"Fuel Purchase Price Adjustment" has the meaning set forth in
Section
2.6(c)(ii).
"Fuel Trust" means the Niantic Bay Fuel Trust financing
arrangements
entered into by CL&P and WMECO.
"GAAP" means United States generally accepted accounting
principles as
in effect from time to time.
"Good Utility Practices" means any of the practices, methods and acts
engaged in or approved by a significant portion of the electric utility industry
during the relevant time period, or any of the practices, methods or acts which,
in the exercise of reasonable judgment in light of the facts known at the time
the decision was made, could have been expected to accomplish the desired result
at a reasonable cost consistent with good business practices, reliability,
safety and expedition. Good Utility Practices are not intended to be limited to
the optimum practice, method or act to the exclusion of all
others, but rather
to be acceptable practices, methods or acts generally accepted in the region.
"Governmental Authority" means any federal, state, local or other governmental, regulatory or administrative agency, commission, department, board, or other governmental subdivision, court, tribunal,
arbitral body or
other governmental authority.
"Hart-Scott-Rodino Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.
"Hazardous Material" or "Hazardous Materials" means oil and
hazardous
materials or wastes, air emissions, hazardous or toxic
substances, wastewater
discharges and any chemical, material or substance or other
emissions that may
give rise to Liability under, or is listed or regulated under, applicable
Environmental Laws as a "hazardous" or "toxic" substance or
waste,
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or as a "contaminant," or is otherwise listed or regulated under applicable Laws
because it poses a hazard to human health or the environment. "Hazardous Substance" means any Hazardous Material or Radioactive Material, including any substance that may be both a Hazardous Material and a
Radioactive Material.
"High Level Waste" means (a) Spent Nuclear Fuel and other
radioactive
material that constitutes greater than Class C material, (b)
liquid wastes
resulting from the operation of the first cycle solvent
extraction system, or
its equivalent, and the concentrated wastes from subsequent
extraction cycles,
or their equivalent, in a facility for reprocessing irradiated reactor fuel, or
(c) solids into which such liquid wastes have been converted. "Improvements" means all buildings, structures (including all fuel
handling and storage facilities), machinery and equipment,
fixtures,
construction in progress, including all piping, cables and
similar equipment
forming part of the mechanical, electrical, plumbing or HVAC infrastructure of
any building, structure or equipment, located on and affixed to the Sites, or
used in or for the operation of the Facilities.
"Income Tax" means any federal, state, local or foreign Tax (a)
based
upon, measured by or calculated with respect to net income,
profits or receipts
(including, without limitation, capital gains Taxes and minimum
Taxes) or (b)
based upon, measured by or calculated with respect to multiple bases (including,
without limitation, corporate franchise taxes) if one or more of the bases on
which such Tax may be based, measured by or calculated with
respect to, is
described in clause (a), in each case together with any interest, penalties or
additions to such Tax.
"Indemnified Party" has the meaning set forth in Section 9.6(a). "Indemnifying Party" has the meaning set forth in Section 9.6(a). "Independent Accounting Firm" means an independent accounting firm of
national standing as is mutually appointed by the Buyer and the
Sellers.
"Independent Appraiser" has the meaning set forth in Section 2.8. "Initial Closing" has the meaning set forth in Section 6.3. "Initial Closing Date" has the meaning set forth in Section 2.10. "INPO" means Institute of Nuclear Power Operations.
"Intellectual Property" means all trade secrets, copyrights, copyright
applications, patents, patent applications, patent rights,
trademarks, trademark
applications, trade names, service marks, service mark
applications, computer
programs and other computer software, inventions, designs,
samples,
specifications, schematics, know-how, proprietary processes, domain names,
websites, source and object code and other intellectual property rights.
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"Interconnection Agreement" means the Interconnection Agreement between
the Buyer and CL&P substantially in the form of Exhibit E
attached hereto.
"Interim Period" means that period of time commencing on the
Effective
Date and ending on the Initial Closing Date.
"Interim Services Agreement" means the Interim Services Agreement between the Buyer and the Lead Participants or their Affiliates, substantially in the form of Exhibit L attached hereto.
"Inventory" or "Inventories" means all materials and supplies (designated as "Materials and Supplies" in books and records of the Sellers)
including fuel inventories (excluding Nuclear Fuel or Spent
Nuclear Fuel),
materials, spare parts, consumable supplies and chemical and gas inventories
located at the Sites, in transit to the Sites or identified in any Schedule to
the extent owned and paid for by the Sellers for use at the Sites prior to
Closing.
"IRS" means the Internal Revenue Service or any successor agency. "IRS Ruling Amount" has the meaning set forth in Section 3.2(v). "ISO-NE" means ISO New England Inc., or its successor.
"Issuing Bank" means, as of a Closing Date and at anytime
thereafter,
any Eligible Financial Institution that issues a DOE Acceptable
Letter of
Credit.
"Knowledge" means the actual, current knowledge of a Party's board of
directors, board of trustees, plant managers, and directors, any of its
statutory or non-statutory officers charged with responsibility for the
function, or any person who reports directly to such board,
trustees, plant
managers, directors or officers, at the relevant time or, with respect to any
certificate delivered pursuant to this Agreement, on the date of delivery of the
certificate.
"Laws" means all laws, rules, regulations, codes, injunctions, judgments, orders, decrees, rulings, interpretations, constitution, ordinance, common law, or treaty, of any Governmental Authority.
"Lead Participant Rights Agreement" means the Lead Participant
Rights
Agreement between the Buyer and the Lead Participants, in
substantially the form
of Exhibit J attached hereto.
"Lead Participants" has the meaning set forth in the third clause of
the preamble to this Agreement. Solely for the purposes of this
Agreement, "Lead
Participants" shall mean CL&P and WMECO regardless of whether either CL&P or
WMECO has transferred its status under the Sharing Agreement to the other or to
the Buyer.
"Leases" has the meaning set forth in Section 2.1(d).
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"Liability" or "Liabilities" means any liability or obligation
(whether
known or unknown, whether asserted or unasserted, whether
absolute or
contingent, whether accrued or unaccrued, whether liquidated or unliquidated,
whether incurred, consequential or punitive and whether due or to become due),
including any liability for Taxes. Without limiting the
generality of the foregoing,
in the case of the NRC Licenses "Liabilities" shall include NRC
Commitments.
"Licensed Intellectual Property" means the Intellectual Property that
Sellers have licensed from third parties as set forth on Schedule
2.1(w).
"Lien" means any mortgage, pledge, lien, security interest,
charge,
claim, equitable interest, infringement of a third party patent, copyright,
trade secret or other intellectual property right, encumbrance, restriction on
transfer, conditional sale or other title retention device or arrangement
(including, without limitation, a capital lease), transfer for the purpose of
subjection to the payment of any indebtedness, or restriction on the creation of
any of the foregoing, whether relating to any property or right or the income or
profits therefrom; provided, however, that the term "Lien" shall not include any
Permitted Encumbrances.
"Losses" has the meaning set forth in Section 9.3.
"Low Level Waste" means waste material which contains radioactive nuclides emitting either or both primarily beta or gamma radiation, in concentrations or quantities which exceed applicable federal or state standards
for unrestricted release; provided that Low Level Waste shall not include any
waste containing more than ten (10) nanocuries of transuranic contaminants per
gram of material, Spent Nuclear Fuel, or material classified as either High
Level Waste or waste which is unsuited for disposal by near-
surface burial under
any applicable federal regulations.
"Lyndonville" has the meaning set forth in the preamble to this
Agreement.
"Major Loss" has the meaning set forth in Section 5.11(b). "Material Adverse Effect" means any loss, claim, or occurrence related to the Acquired Assets (i) which would reasonably be expected to require the
expenditure within five years following the Effective Date or the
Closing Date
of singly in excess of $1,000,000, or in excess of $5,000,000 in the aggregate
or (ii) which would reasonably be expected to result in a
cumulative loss of the
generating capacity of the Facilities of 330,000 MwH or more over an eighteen
(18) month period, other than normal and routine operating events
and
evolutions; provided, however, that Material Adverse Effect shall not include
any change (or changes taken together) generally affecting the international,
national, regional or local wholesale or retail electric industry as a whole or
nuclear generating facilities or their operators as a whole which does not
affect the Acquired Assets or the Parties in any manner or degree significantly
different than the industry as a whole, including (a) changes in markets for
electric power or fuel used in connection with the Acquired
Assets or (b)
changes (individually or taken together) in the North American, national,
regional or local electric transmission systems or operations thereof; provided,
further, that any loss, claim, occurrence, change or effect that is cured prior
to the Closing Date at the Sellers' expense shall not be
considered a Material
Adverse Effect.
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"Material Contracts" has the meaning set forth in Section 2.1(f).
"Millstone" has the meaning set forth in the preamble to this
Agreement.
"Minimum Employment Period" has the meaning set forth in Section
5.7(b).
"Moody's" means Moody's Investors Service, Inc. or any successor
or
organization thereto.
"Mortgage Indenture" means the First Mortgage Indenture and Deed of
Trust dated May 1, 1921 between CL&P and the trustee named
therein, as amended
and supplemented to the date hereof and any other similar
instrument or
agreement entered into by any Seller.
"Multiemployer Plan" has the meaning set forth in ERISA Section
3(37).
"NEI" means Nuclear Energy Institute.
"NEIL" means Nuclear Electric Insurance Limited.
"NEP" has the meaning set forth in the preamble to this
Agreement.
"NEPOOL" means the New England Power Pool, established by the
NEPOOL
Agreement, or its successor.
"NEPOOL Agreement" means the New England Power Pool Agreement, dated
September 1, 1971, as amended by the Restated New England Power
Pool Agreement
filed with FERC on June 22, 1998, as finally approved by FERC and as further
amended from time to time.
"Net Cash Value" means, as applied to the assets of the
Decommissioning
Funds, the Qualified Decommissioning Fund or the Nonqualified
Decommissioning
Fund, the liquidated, after-tax value of the underlying assets in the hands of
the Buyer.
"NNECO" has the meaning set forth in the preamble to this
Agreement.
"Non-Assigned Contract" has the meaning set forth in Section
2.2(k).
"Nonqualified Decommissioning Funding Amount" means the Net Cash
Values
shown for each Seller for each Unit in the column titled "Non-
qualified" on
Schedule 5.10(b).
"Nonqualified Decommissioning Funds" means the external trust funds
that do not meet the requirements of Code Section 468A or Treas.
Reg. (S)
1.468A-5, maintained by the Sellers with respect to the
Facilities prior to the
Closing pursuant to such Seller's Decommissioning Trust
Agreement.
"NRC" means the United States Nuclear Regulatory Commission, as established by Section 201 of the Energy Reorganization Act of 1974, as amended,
42 U.S.C. Section 5841, or any successor commission, agency or officer.
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"NRC Commitments" means all written commitments made by the Lead
Participants or NNECO, as documented in their NRC commitment tracking system, to
the NRC.
"NRC Licenses" means any and all licenses, Permits, approvals or other
official acts by the NRC on the basis of which the Sellers are authorized to
own, possess and operate the Facilities and Nuclear Materials prior to the
Closing Date, including but not limited to Facility Operating
License Nos. DPR-
21, DPR-65 and NPF-49, and on the basis of which the Buyer is authorized to own,
possess and operate the Facilities and Nuclear Materials after the Closing Date.
"NRC Staff" means the regulatory staff of the NRC.
"Nuclear Fuel" means all fuel assemblies in the Facility reactors on a
Closing Date and any irradiated fuel assemblies that have been temporarily
removed from the Facility reactors as of a Closing Date and all unirradiated
fuel assemblies awaiting insertion into the Facility reactors, as well as all
fuel constituents in any stage of the fuel cycle which are in the process of
fabrication for use in a Facility, which are owned by the Sellers on a Closing
Date or which have been or will be purchased by the Sellers
pursuant to the
Material Contracts listed in Schedule 2.1(f).
"Nuclear Fuel Contracts" means contracts between the Lead
Participants
or any Affiliate and a Third Party providing for the purchase and sale of
Nuclear Fuel for one or more of the Facilities.
"Nuclear Insurance Policies" means all insurance policies carried by or
for the benefit of the Sellers with respect to the ownership, operation or
maintenance of the Facilities, including all liability, property damage and
business interruption policies in respect thereof. Without
limiting the
generality of the foregoing, the term "Nuclear Insurance
Policies" includes all
policies issued or administered by ANI or NEIL.
"Nuclear Laws" mean all Federal, state, local, provincial,
foreign and
international civil and criminal laws, regulations, rules,
ordinances, codes,
decrees, judgments, directives, or judicial or administrative orders relating to
the regulation of nuclear power plants, source material,
byproduct material and
special nuclear materials (as defined in the Atomic Energy Act);
the regulation
of Low Level Waste and High Level Waste; the transportation and storage of
Nuclear Materials; the regulation of safeguards information; the regulation of
nuclear fuel; the enrichment of uranium; the disposal and storage of High Level
Waste and Spent Nuclear Fuel; contracts for any payments into the
Nuclear Waste
Fund; and as applicable, the antitrust laws and the Federal Trade
Commission Act
to specified activities or proposed activities of certain
licenses of commercial
nuclear reactors, but shall not include Environmental Laws.
"Nuclear Laws"
include the Atomic Energy Act of 1954, as amended (42 U.S.C. (S)
2011 et seq.);
the Price-Anderson Act ((S) 170 of the Atomic Energy Act of 1954,
as amended);
the Energy Reorganization Act of 1974 (42 U.S.C. (S) 5801 et
seq.); Convention
on the Physical Protection of Nuclear Material Implementation Act
of 1982
(Public Law 97-351; 96 Stat. 1663); the Foreign Assistance Act of
1961 (22
U.S.C. (S) 2429 et seq.); the Nuclear Non-Proliferation Act of
1978 (22 U.S.C.
(S) 3201); the Low-Level Radioactive Waste Policy Act (42 U.S.C.
(S) 2021b et
--
seq.);
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the Nuclear Waste Policy Act, (42 U.S.C. (S) 10101 et seq., as
amended); the
Low-Level Radioactive Waste Policy Amendments Act of 1985 (42
U.S.C. (S) 2021d,
471); and the Energy Policy Act of 1992 (4 U.S.C. (S) 13201 et seq.); and any state or local laws analogous to the foregoing.
"Nuclear Material" means any source, special nuclear or byproduct material, as defined in the Atomic Energy Act of 1954, as amended.
"NUSCO" means Northeast Utilities Service Company, a wholly owned subsidiary of Northeast Utilities and an Affiliate of CL&P and WMECO.
"Offsite Hazardous Substance Facility" means a location, other than a
Site or Facility, which regularly accepts or accepted Hazardous Substances from the Sellers and other Persons.
"Other Assigned Contracts" has the meaning set forth in Section
2.1(o).
"Other Related Assets" has the meaning set forth in Section
2.1(u).
"Owned Intellectual Property" means the Intellectual Property that was developed by or is otherwise owned by the Sellers as set forth on
Schedule 2.1(p).
"Ownership Share" means, with respect to each Seller and expressed as a percentage, the undivided ownership interest and obligation, as tenant in common of such Seller in the Acquired Assets as set forth in Schedule 1 and for the avoidance of doubt, except for CL&P and WMECO, the other Sellers (including UI) own an Ownership Share in Millstone Unit 3 only.
"Panel" has the meaning set forth in Section 12.1.
"Participants" means those Persons that are parties to the Sharing
Agreement.
"Party" and "Parties" have the meanings set forth in the preamble to this Agreement.
"PC Bondholders" has the meaning set forth in Section 5.8(d). "Permits" means all certificates, licenses, permits, franchises, approvals, consents, orders, exemptions, decisions and other actions of a
Governmental Authority pertaining to a particular Acquired Asset, the Facilities and the Sites or the ownership, operation or use thereof. "Permitted Encumbrances" means and includes: (a) liens for Taxes or other charges or assessments by any Governmental Authority to the extent that the payment thereof is not in arrears or otherwise not due or is being contested in good faith by appropriate proceedings provided that no lien will attach to any of the Acquired Asset during such contest; (b) encumbrances in the nature of zoning restrictions, building and land use laws, ordinances, orders, decrees, restrictions or any other conditions imposed by or pursuant to any agreement with any Governmental Authority provided the same do not materially detract from operation or use of such property or in the business conducted at the
Facilities; (c) easements (including without limitation, the Seller Reserved
Easements) granted or reserved by an instrument executed in
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connection with this Agreement or the Related Agreements or the transactions
contemplated hereby or thereby, but excluding such encumbrances that secure indebtedness; (d) deposits or pledges made in connection with, or to secure payment of, workers' compensation, unemployment insurance, pension programs mandated under applicable laws or other social security regulations; (e) statutory or common law liens in favor of carriers, warehousemen, mechanics and materialmen, statutory or common law liens to secure claims for labor, materials or supplies and other like liens, which secure obligations to the extent that payment thereof is not in arrears or otherwise due; (f) any lien or title imperfection with respect to the Acquired Assets created by or resulting from any act or omission of the Buyer; and (g) any exception set forth in Schedule
2.1(a)(ii) as could not reasonably be expected to have a Material
Adverse
Effect, other than the exceptions for (i) parties in possession (other than those disclosed in Schedule 2.1(a)(ii), if any), (ii) unfiled mechanics' and materialmen's liens; and (iii) any first mortgage indentures or other mortgages or security interests.
"Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, a limited liability company, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).
"Plan" has the meaning set forth in Section 5.7(c)(i).
"Plant Agreement" means the Amended and Restated Plant Agreement dated as of December 1, 1984 among NNECO, CL&P and WMECO.
"Plant Employee" has the meaning set forth in Section 5.7(b). "Plant Employee Disclosure Letter" has the meaning set forth in Section
3.2(h).
"Pollution Control Facilities" has the meaning set forth in
Section 5.8(d).
"Pollution Control Bonds" has the meaning set forth in Section
2.4(r).
"Post-Closing Statement" has the meaning set forth in Section
2.6(c)(ii).
"Pre-1983 Spent Nuclear Fuel" means any spent nuclear fuel assemblies or portions thereof and in-core burned fuel accumulated at the Facilities prior to
June 17, 1983.
"Pre-Approved Capital Expenditures" means those capital expenditures set forth on Schedule 5.3.
"Private Letter Ruling Requests" has the meaning set forth in
Section 5.22.
"Proposed Improvements" has the meaning set forth in Section
5.3(c).
"Proprietary Information" means this Agreement, the Related Agreements, and all information about a Party or its properties or operations furnished by such
Party (the "Disclosing Party") or its Representatives to the other Party (the
"Receiving Party") or its Representatives, and marked or designated in writing by the Disclosing Party as "confidential," regardless of the
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manner or medium in which it is furnished. Proprietary
Information does not
include information that (a) is or becomes generally available to the public, other than as a result of a disclosure by the Receiving Party or its
Representatives in violation of this Agreement; (b) was available to the
Receiving Party on a nonconfidential basis prior to its disclosure by the
Disclosing Party or its Representatives; (c) becomes available to the Receiving
Party on a nonconfidential basis from a Person, other than the Disclosing Party or its Representatives, each of whom, to the Receiving Party's Knowledge, is not otherwise bound by a confidentiality agreement with the Disclosing Party or its
Representatives, or is not otherwise under any obligation to the Disclosing
Party or any of its Representatives not to transmit the information to the
Receiving Party or its Representatives, or (d) the Disclosing Party discloses to others on a non-confidential basis.
"PSNH" has the meaning set forth in the preamble to this Agreement.
"Qualified Decommissioning Funding Amount" means the Net Cash Values shown for each Seller for each Unit in the Column titled "Qualified" on Schedule
5.10(b).
"Qualified Decommissioning Funds" means the external trust funds that meet the requirements of Code Section 468A and Treas. Reg. (S) 1.468A-5, maintained by the Sellers with respect to the Facilities prior to the Closing pursuant to such Seller's Decommissioning Trust Agreement.
"Qualified Deposits" has the meaning set forth in Section
5.10(c).
"Radioactive Material" means any material that is radioactive or contaminated with radioactivity.
"Radioactive Waste Material" means Radioactive Material which is no longer fit for its intended purpose or has been disposed of or Released into the
Environment except as authorized by applicable Laws. Radioactive Waste Material shall include any substance that is both Hazardous Material and Radioactive
Material but shall not include Spent Nuclear Fuel.
"Real Property" has the meaning set forth in Section 2.1(a). "Receiving Party" has the meaning set forth in the definition of Proprietary Information.
"Related Agreements" means the Deeds, Assignment and Assumption
Agreements,
Bills of Sale, Asset Demarcation Agreement, Interconnection Agreement, Releases of Mortgage Indenture, Interim Services Agreement, Lead Participant Rights
Agreement, Acceptable Credit Support and, if applicable, the DTC Guarantee and the DOE Acceptable Credit Support.
"Release" means any actual, threatened or alleged spilling, leaking, pumping, pouring, emitting, dispersing, emptying, discharging, injecting, escaping, leaching, dumping, or disposing of any Hazardous Substance into the
Environment or within any building, structure, facility or fixture, that may cause an Environmental Liability (including the disposal or abandonment of barrels, containers, tanks or other receptacles containing or previously containing any Hazardous Substance).
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"Release and Settlement Agreements" means those Release and
Settlement
Agreements, as amended, between Northeast Utilities, CL&P and WMECO and another
Seller, in which the parties thereto have set forth certain agreements with respect to the transactions as contemplated by this Agreement and the other
Related Agreements.
"Release of Mortgage Indenture" means a release of mortgage indenture, in the case of CL&P, substantially in the form of Exhibit F attached hereto.
"Relevant Facilities Purchase Price" has the meaning set forth in Section
2.5(b).
"Relevant Fuel Purchase Price" has the meaning set forth in
Section 2.5(b).
"Relevant Percentage" means the Unit 1 Relevant Percentage, the
Unit 2
Relevant Percentage or the Unit 3 Relevant Percentage, as the case may be.
"Relevant Purchase Price" means the Relevant Facilities Purchase Price and the Relevant Fuel Purchase Price.
"Remaining Sellers" has the meaning set forth in Section 6.3 "Remediate" or "Remediation" means any or all of the following activities to the extent required to address the presence or Release of Hazardous
Substances: (a) monitoring, investigation, assessment, treatment, cleanup containment, removal, mitigation, response or restoration work as well as obtaining any permits, consents, approvals or authorizations of any Governmental
Authority necessary to conduct any such activity; (b) preparing and implementing any plans or studies for any such activity; (c) obtaining a written notice from a Governmental Authority with competent jurisdiction under Environmental Laws or a written opinion of a Licensed Environmental Professional (as defined in C.G.S.
(S) 22a - 133v) as contemplated by the relevant Environmental
Laws and in lieu
of a written notice from a Governmental Authority, that no material additional work is required; and (d) any other activities reasonably determined by a party to be necessary or appropriate or required under Environmental Laws.
"Representative" means, as to any Person, such Person's
Affiliates and its
and their directors, trustees, officers, employees, agents, consultants, advisors (including, without limitation, financial advisors, counsel and accountants).
"Requested Rulings" has the meaning set forth in Section 5.22. "Required Assets" has the meaning set forth in Section 6.3. "Required Nuclear Expenditure" means a capital expenditure that is (a) required in order to satisfy an order from the NRC, (b) required in order to preclude, forestall, or satisfy any form of NRC enforcement action (including, without limiting the generality of the foregoing, a so-called "confirmatory action letter"), or (c) necessary in order to cause the Facilities to meet NRC regulations. Notwithstanding the foregoing, in no event shall capital expenditures for the repair or replacement of existing equipment, or to remedy the Sellers' past non-compliance with laws, be considered
Required Nuclear
Expenditures.
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"Required Sellers" has the meaning set forth in Section 6.3.
"Rule of 85" has the meaning set forth in Section 5.7(c)(iii). "Schedule" means a schedule to this Agreement.
"S&P" means Standard & Poor's Rating Group, a division of McGraw-
Hill
Corporation, or any successor organization thereto.
"SEC" means the Securities and Exchange Commission.
"Securities Exchange Act" means the Securities Exchange Act of
1934, as
amended.
"Seller Environmental Liabilities" has the meaning set forth in Section
5.13.
"Seller Indemnified Parties" has the meaning specified in Section
9.4.
"Seller Regulatory Approvals" means those approvals identified on Schedule
6.2(c) hereto to be obtained by each Seller as a condition to such Seller's obligations under this Agreement.
"Seller Reserved Easement" means an easement for use of any Real Property set forth in Schedule 2.2(j).
"Seller" or Sellers" has the meaning set forth in the preamble to this
Agreement.
"Sharing Agreement" means the Sharing Agreement - Connecticut
Nuclear
Plant, dated as of September 1, 1973, as supplemented and amended, among the
Participants in Millstone Unit 3.
"Site" means the Real Property forming part of, or used or usable in connection with, the operation of a Facility. "Sites" includes all Real Property described in Schedule 2.1(a)(i). Any reference to a Site shall include, by definition, the surface and subsurface elements, including the soils and groundwater present at such Site, and any reference to items "at the Site" shall include all items "at, on, in, upon, over, across, under and within" the Site.
"Specified Conditions Precedent" has the meaning set forth in
Section 6.3.
"Spent Nuclear Fuel" means fuel and other radioactive materials associated with nuclear fuel assemblies that has been withdrawn from a nuclear reactor following irradiation, and has not been chemically separated into its constituent elements by reprocessing.
"Subsequent Closing" has the meaning set forth in Section 6.3 "Subsequent Closing Date" has the meaning set forth in Section 2.10.
"Supplemental Indenture" means a supplemental indenture between each
Seller, the Buyer and the trustee named therein amending and supplementing the
Decommissioning Trust
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Agreement in a manner acceptable to the Buyer and the Sellers, pursuant to which
(a) the Buyer shall agree to assume the due and punctual performance of all
Liabilities of each Seller arising after the relevant Closing
Date under the
relevant trust agreement, (b) the Buyer shall succeed to and be substituted for such Seller thereunder, and (c) the relevant trust agreement shall be amended as necessary to ensure that the Buyer has the right to appoint and remove the trustee and the investment manger and the ability to direct the investment of funds in the Decommissioning Trust in any investment permitted by applicable law, rule or regulation.
"T&D Assets" means those transmission and distribution assets described on
Schedule 2.2(a).
"Taking" has the meaning set forth in Section 5.11.
"Tax" or "Taxes" means any federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Section 59A of the Code), customs duties, capital stock, franchise, profits, withholding, social security (or similar, including FICA), unemployment, disability, real property, recordation, personal property, sales, use, transfer, registration, value added, alternative or add- on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.
"Tax Basis" means the adjusted tax basis determined for federal income tax purposes under Section 1011(a) of the Code.
"Tax Return" means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof. "Technical Specifications" means the technical specifications included in the NRC License for the Facilities in accordance with the requirements of 10
C.F.R. (S) 50.36.
"Third Party" means a Person who is not a Party, an Affiliate of a Party, a
Representative of a Party, a Representative of an Affiliate of a Party or a shareholder of any of a Party, a Party's Affiliate or a Party's Representative.
"Third Party Claim" means any claim asserted by a Third Party. "Title Commitment" has the meaning set forth in Section 3.2(r). "Title Company" means, collectively, Commonwealth Land Title Insurance
Company and Lawyers Title Insurance Company.
"Top Off Amount" has the meaning set forth in Section 5.10(c). "Total Relevant Percentage" means, collectively, the Unit 1 Relevant
Percentage, the Unit 2 Relevant Percentage and the Unit 3
Relevant Percentage.
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"Transfer Act" has the meaning set forth in Section 5.12.
"Transfer of License" means the transfer of any of the NRC Licenses from the Sellers to the Buyer and includes any act for which the approval of the NRC is required by Atomic Energy Act Section 184 and 10 C.F.R.
Section 50.80 or
otherwise.
"Transferable Permits" has the meaning set forth in Section
2.1(e).
"Transition Committee" has the meaning set forth in Section
5.3(b).
"Transmission Support Agreement" means the Transmission Support Agreement dated as of August 9, 1974, among CL&P, WMECO and the other Participants in
Millstone Unit 3.
"Trustee" means the trustee of the Qualified Decommissioning
Funds and the
Nonqualified Decommissioning Funds.
"UI" has the meaning set forth in the preamble to this Agreement. "Unit 1 Relevant Percentage" means for any Closing in which a Seller's
Ownership Share in Unit 1 is being purchased by the Buyer, a percentage equal to the sum of the quotients of the Ownership Share of each Seller participating in such Closing divided by 100%.
"Unit 2 Relevant Percentage" means for any Closing in which a Seller's
Ownership Share in Unit 2 is being purchased by the Buyer, a percentage equal to the sum of the quotients of the Ownership Share of each Seller participating in such Closing divided by 100%.
"Unit 3 Relevant Percentage" means for any Closing in which a Seller's
Ownership Share in Unit 3 is being purchased by the Buyer, a percentage equal to the sum of the quotients of the Ownership Share of each Seller participating in such Closing divided by 92.38%.
"Unit 1 Facilities Purchase Price" has the meaning set forth in
Section 2.5(a).
"Unit 2 Facilities Purchase Price" has the meaning set forth in
Section 2.5(a).
"Unit 3 Facilities Purchase Price" has the meaning set forth in
Section 2.5(a).
"Unit 1 Fuel Purchase Price" has the meaning set forth in Section
2.5(a).
"Unit 2 Fuel Purchase Price" has the meaning set forth in Section
2.5(a).
"Unit 3 Fuel Purchase Price" has the meaning set forth in Section
2.5(a).
"VEG&T" has the meaning set forth in the preamble to this Agreement.
"Vehicles" has the meaning set forth in Section 2.1(n).
"WARN Act" means the Workers Adjustment and Retraining
Notification Act of
1988, as amended.
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"WMECO" has the meaning set forth in the preamble to this
Agreement.
"Year 2000 Compliance" means actions taken or to be taken by a Party to assure that any computer system, hardware, software, database, device and/or equipment (a) is designed (or has been modified) to be used prior to and after
January 1, 2000, assuming that all other computer system hardware, software, devices or other equipment used in combination therewith will properly exchange data with it, (b) is operating and will operate without error with respect to dates or date-based, date-dependent or date-Related data prior to and after
January 1, 2000, assuming that all other computer system hardware, software, devices or other equipment used in combination therewith will properly exchange date data with it, and (c) has not and will not be affected adversely by the advent of the year 2000 or subsequent years.
[signature pages follow]

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the date first above written.
DOMINION RESOURCES, INC.

By: /S/ Thomas F. Farrell, Executive Vice President
-----------------------------------------------------------------
Name: Thomas F. Farrell
Title: Executive Vice President


THE CONNECTICUT LIGHT AND POWER COMPANY
By: /S/ Cheryl W. Grise
-----------------------------------------------
Name: Cheryl W. Grise
Title: Senior Vice President, Secretary and
General Counsel of Northeast Utilities
Service Company, as agent for
The Connecticut Light and Power Company


WESTERN MASSACHUSETTS ELECTRIC COMPANY

By: /S/ Cheryl W. Grise
-----------------------------------------------
Name: Cheryl W. Grise
Title: Senior Vice President, Secretary and
General Counsel of Northeast Utilities
Service Company, as agent for
The Connecticut Light and Power Company

Page
----
THE UNITED ILLUMINATING COMPANY



By: /s/ James F. Crowe
-----------------------------------------------
Name: James F. Crowe
Title: Group Vice President



CENTRAL MAINE POWER COMPANY


By: /s/ Michael R. Cutter
-----------------------------------------------
Name: Michael R. Cutter
Title: Vice President



CHICOPEE MUNICIPAL LIGHTING PLANT



By: /s/ Barry W. Soden
-----------------------------------------------
Name: Barry W. Soden
Title: General Manager



FITCHBURG GAS AND ELECTRIC LIGHT COMPANY

By : /s/_____________________________________
Name:
Title:
(cxix)

Page
----
VILLAGE OF LYNDONVILLE ELECTRIC DEPARTMENT



By: /s/ Clay O. Bailey
-----------------------------------------------
Name: Clay O. Bailey
Title: Office Manager



NEW ENGLAND POWER COMPANY



By: /s/ Terry L. Schwennesen
-----------------------------------------------
Name: Terry L. Schwennesen
Title: Vice President



PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE




By: /s/ Cheryl W. Grise
-----------------------------------------------
Name: Cheryl W. Grise
Title: Senior Vice President, Secretary and
General Counsel of Northeast Utilities
Service Company, as agent for
Public Service Company of New Hampshire
(cxx)

Page
----
VERMONT ELECTRIC GENERATION AND
TRANSMISSION COOPERATIVE



By /s/______________________________
Name:
Title:



NORTHEAST NUCLEAR ENERGY COMPANY



By: /s/ Cheryl W. Grise
-----------------------------------------------
Name: Cheryl W. Grise
Title: Senior Vice President, Secretary and
General Counsel of Northeast Utilities
Service Company, as agent for
Northeast Nuclear Energy Company
(cxxi)